UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED

MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number:  811-01597

STEWARD FUNDS, INC.

(Exact name of registrant as specified in charter)

15375 MEMORIAL DRIVE, SUITE 200, HOUSTON, TX 77079

(Address of principal executive offices)          (Zip Code)

CITI FUND SERVICES OHIO, INC., 4400 EASTON COMMONS, SUITE 200, COLUMBUS, OH 43219

(Name and address of agent for service)

Registrant’s telephone number, including area code:  800-262-6631

Date of fiscal year end:  April 30

Date of reporting period:  April 30, 2019

Item 1. Reports to Stockholders.

CROSSMARKGLOBAL.COM
April 30, 2019

CROSSMARK STEWARD FUNDS

ANNUAL REPORT

Beginning on January 1, 2021, as permitted by regulations adopted by the Securities and Exchange Commission, paper copies of the Funds’ annual and semi-annual shareholder reports will no longer be sent by mail, unless you specifically request paper copies of the reports. Instead, the reports will be made available on the Funds’ website at www.crossmarkglobal.com, and you will be notified by mail each time a report is posted and provided with a website link to access the report.

If you already elected to receive shareholder reports electronically, you will not be affected by this change and you need not take any action. You may elect to receive shareholder reports and other communications from the Funds electronically anytime by contacting your financial intermediary (such as a broker-dealer or bank), or if you are a direct investor, by calling 1-800-262-6631 or sending an email request to Patricia Mims, pmims@crossmarkglobal.com.

You may elect to receive all future reports in paper free of charge. If you invest through a financial intermediary, you can contact your financial intermediary to request that you continue to receive paper copies of your shareholder reports. If you invest directly with the Funds, you can call 1-800-262-6631 or send an email request to pmims@crossmarkglobal.com to continue receiving paper copies of your shareholder reports. Your election to receive reports in paper will apply to all Funds held in your account if you invest through your financial intermediary or all Funds held with the Transfer Agent if you invest directly with the Funds.

Dear Shareholder:

It is our pleasure to present you with the 2019 Steward Funds, Inc. Annual Report. Within the pages of this report you will see detailed information regarding the Funds, including performance, specific holdings within each Fund, and a summary of the key factors that have affected the Funds’ performance for the Funds’ most recent fiscal year.

The last twelve months have been very exciting for the Steward Funds and for Crossmark Global Investments, Inc. (the investment advisory firm that manages the Funds). Most notably, in early 2019 we were notified by Refinitiv that the Steward Global Equity Income Fund (Institutional Class ticker SGISX) had once again been selected to receive multiple Lipper Fund Awards for its performance. Specifically, the Steward Global Equity Income Fund was named the Best Global Equity Income Fund in the three-year, five-year, and ten-year performance categories for the period ending November 30, 2018. This marks the fifth consecutive year in which this Fund has received a Lipper Award.

We are extraordinarily proud of all of the Funds. The Steward family of Funds employs a proprietary screening methodology designed to exclude companies materially involved with alcohol, tobacco, gambling, life ethics, or mature content. Our belief is that investors do not need to sacrifice investment returns in order to align their investments with their values.

As a firm, we are committed to operating according to the highest levels of excellence within our industry. Our commitment to our core values of integrity, courage, commitment, proficiency and professionalism is unwavering. Not only do we help investors align their investments with their values, we work hard to align our own business practices with our values.

On behalf of all of the professionals at the Steward Funds and Crossmark Global Investments, Inc., we sincerely thank you for the trust you have placed in us. We invite you to learn more about the Steward Funds and the various investment options available by visiting the Funds’ website www.crossmarkglobal.com or calling 1-800-262-6631. Additionally, if you are ever in the Houston, Texas area we would love to meet you personally at our office. Feel free to stop by at any time.

Again, thank you for choosing to invest in the Steward Funds.

Sincerely,

Michael L. Kern, III, CFA
Chairman of the Board, President and CEO of Steward Funds, Inc.
President, CEO and Treasurer of Crossmark Global Investments, Inc.

15375 Memorial Drive, Suite 200, Houston, TX 77079 800-262-6631	crossmarkglobal.com/stewardfunds

NOTES FROM THE PORTFOLIO MANAGERS

STEWARD GLOBAL EQUITY INCOME FUND

John R. Wolf, Executive Vice President

Market Overview — Equity Investments

The economic outlook in the U.S. appears to be moderating from the strong pace of 2018. While previous year GDP growth was nearly 3%, 2019 estimates are 2.4% GDP growth. The Federal Reserve (the Fed) appears to be putting future rate hikes on hold until possibly next year. This shift has come in part due to low inflation data particularly the core CPI which ticked up only 0.1% in February and March. This is despite the fact that employee compensation has been moving up in response to a tighter job market. Canada’s economy received a boost from the labor market as it generated a second straight month of strong job gains in February with the creation of 55,900 net new positions. The oil and housing sectors however remain weak with the fourth quarter GDP slowing to its worst performance in two years. Moving overseas to the Eurozone, the European Central Bank is responding to weaker prospects for both growth and inflation. This comes on the heels of a particularly slow growth period in the second half of 2018. In the UK, prime minister May was forced to ask for an Article 50 Brexit extension after Parliament repeatedly voted down her proposed withdrawal agreement. UK lawmakers currently appear to have no agreement on how they should separate from the European Union leaving significant uncertainty on the eventual outcome. Japan continues to struggle with low inflation however the Bank of Japan (BOJ) has left its policy unchanged. The BOJ has shifted from trying to hit its inflation target to merely trying to keep inflation on a rising path.

Company earnings as represented by the S&P 500 have posted a 14% growth rate for the fourth quarter of 2018 marking a significant slowdown from the previous three quarters. Earnings growth for the full year of 2018 however came in at a robust 20%. The energy sector continued to lead the group in the fourth quarter with a growth rate of 94%. Almost every sector has posted a positive growth rate for the year with utilities being the only exception.

Fund Performance
For the year ended April 30, 2019, the Steward Global Equity Income Fund returned 4.61% for the Class A shares and 4.90% for the Institutional Class shares. The return for the global market as represented by the S&P Global 1200 Index for the same period was 6.72%. The return for the S&P 500 Index for the same period was 13.49%. For dividend income comparison purposes, the MSCI World High Dividend Yield Index returned 6.22% for the same period.

Factors Affecting Performance

The Fund’s allocation at the end of the period was 61% U.S. and 39% international with Canada being the largest non-U.S. allocation at 10%. One of the largest positive contributors to performance for the year was Analog Devices, Inc. +35.74%. The company engages in the design, development, manufacture, and marketing of integrated circuits. Shares climbed dramatically in the first quarter of 2019 as equities rebounded but continued to climb as reported earnings and revenue came in at the high end of company guidance. Shares of EPR Properties +52.66% have had a banner year despite the sensitivity of REITs to rising interest rates. With the Fed now taking a more dovish stance, EPR should be poised for another solid year of performance in our opinion. The company has steadily increased its dividend for eight years with a current payout of nearly 6%. PepsiCo, Inc. +31.15% shares jumped after the company reported earnings and revenue that exceeded analyst expectations. Continued growth internationally and by the Frito-Lay snack division drove the results. PepsiCo has also been investing in its snack business by adapting its product mix to suit changing consumer tastes.

Holdings in the Fund that had negative relative performance impact included AEGON N.V. -25.23%. The Netherlands based insurer reported an 8.1% drop in pretax profit for the second half of 2018. The numbers reflect the company’s business sensitivity to financial market movements. The company however was still able to raise its dividend payout by 7.4%. Shares of Ternium S.A. -36.14%, a Luxembourg based manufacturer of steel products, slid as reported earnings and revenue came in below analyst estimates. The company stated that the expected ratification of the United States-Mexico-Canada Agreement should help normalize steel trade flows in the region. We believe this would have a positive effect on Ternium as Mexico is the company’s main steel market. The Fund will continue to invest in dividend companies that have the ability to increase their payouts with solid cash flow and lower than average market volatility.

Performance of the Fund can also be affected by the Fund’s values-based investment policies which seek to avoid investments in companies that are materially involved with alcohol, tobacco, gambling, life ethics, or mature content. Compensating for a specific restricted industry or company whose total return deviates dramatically from the overall Index is extremely difficult regardless of its weight within that Index. For the year ended April 30, 2019, the values-based screens had a slightly negative impact on the performance of the Fund’s portfolio.

Current Strategy

The Fund pursues its objective through investment in dividend-paying stocks that have demonstrated above-median yield, a positive trend in dividend payouts and favorable earnings growth. In addition to domestic stocks, this strategy includes the ability to invest in international securities traded on U.S. market exchanges. As the international market’s share of the world’s total market capitalization continues to grow, the ability to access these markets becomes increasingly important.

The benefits of dividend-paying stocks include lower volatility versus non-dividend payers and the overall market. Dividends are also an important indicator of corporate health. This encourages disciplined fiscal management where a change in policy to increase or decrease a dividend can signal corporate strength or distress. Unlike earnings, which can be affected by various accounting methods, dividends are transparent and cannot be manipulated. In addition, dividends have historically provided a major component of the stock market’s total return. The strategy provides income with capital appreciation while lowering overall risk. This is accomplished while adhering to the Fund’s values-based investment policies.

STEWARD COVERED CALL INCOME FUND

Paul Townsen, Executive Vice President

Fund Performance
For the year ended April 30, 2019, the Steward Covered Call Income Fund returned 8.91% for the Class A shares and 9.06% for the Institutional Class shares. The return for the global market as represented by the Cboe S&P 500 BuyWrite Index was 3.53% and the return for the S&P 500 Index was 13.49% for the same period.

Factors Affecting Performance

Volatility came back with a vengeance after hitting record highs in September which should not have come as that big of a surprise given the fact that interest rates continued to rise, Fed uncertainty was still high, trade negotiations with China persisted and mid-term elections were rapidly approaching. However, the markets had entered what has been a historically strong seasonal period. The months of November and December of mid-term election years have been quite strong as history has shown. The broader fundamentals of the markets still remained favorable in October with Corporate earnings up again over 20%, profit margins remained close to historical highs, and sales growth continued to run at a pace not seen in several years. All of those factors seemed to indicate healthy tailwinds for the markets.

Geopolitical events continued to move the markets over most of the month of November. The U.S. mid-term elections produced an outcome that many expected as the Democrats took control of the House of Representatives with the Republicans increasing their hold on the Senate. Risk off sentiment within the markets prevailed through most of the month as the U.S. administration’s approach to global trade continued to be quite hostile. The most important meeting at the G-20 event in our opinion turned out to be a dinner between President Xi of China and President Trump as the two world leaders sat down to discuss quite a few topics including trade, generating a positive reaction in the markets. As far as the Fed goes, the markets did not have to wait until the December meeting to receive some good news from Fed Chair Powell. Chairman Powell’s comments indicated a more meaningful dovish tone which was drastically different than anything he had stated publicly in the preceding months. As with the Trump/Xi dinner, the markets again reacted favorably.

The final month of 2018 was not a December to remember from a market standpoint. Investors had to contend with rising U.S. central bank rates, the ongoing trade conflict between the U.S. and China, weaker Chinese growth and continued rising geopolitical concerns. Also, the Treasury yield curve inverted, a further sign investors are worried the economy is slowing. The yield curve doesn’t cause a recession, but it expresses concerns the Fed has raised rates too high and too fast and will have to cut in the near future. After a few near misses, the S&P 500 finally entered into a correction in the middle of the month, meaning the index closed more than 10% below its previous high. The S&P 500 Index played chicken with these levels earlier but had always rallied enough at the close to stay above the 10% threshold. Global markets continued to decline as the Fed raised rates and lowered expectations for future rate hikes but investors expressed dismay with the rhetoric coming from the Fed. The last week of the month saw wild swings in the global stock markets as shifts in sentiment pushed the markets sharply higher and lower without much apparent rationale.

The option overlay implemented in the Fund provided a positive boost to performance as the markets became more and more volatile. Volatility is healthy for the markets and important for covered call strategies. The Steward Covered Call Income team took advantage of the volatility by strategically placing option trades in order to enhance income in the Fund.

Performance of the Fund can also be affected by the Fund’s values-based investment policies, which seek to avoid investments in companies that are materially involved with alcohol, tobacco, gambling, life ethics, or mature content. Compensating for a specific restricted industry or company whose total return deviates dramatically from the overall benchmark is extremely difficult regardless of its weight within that specific benchmark. For the year ended April 30, 2019, the values-based screens had a slightly positive impact on the performance of the Fund’s portfolio.

Current Strategy

The Fund’s principal investment strategy is to invest in a portfolio of large-cap, dividend paying, equity securities that are listed on U.S. exchanges and to write (sell) covered call options on those securities with the overall goal of providing options premium income and lowering volatility of the Fund’s portfolio when compared to the broader uncovered large-cap securities market.

Under normal market circumstances, the Fund will:

•	write (sell) call options on at least 80% of its equity securities
•	invest at least 80% of its assets in the securities of companies included in the Fund’s benchmark

The Fund’s equity investments will consist primarily of common stocks of large U.S. companies, most of which will pay dividends, with sufficient liquidity and option market interest to suggest that call options can be readily written on those securities. The Fund’s benchmark index is a widely recognized broad-based large-cap index.

STEWARD INTERNATIONAL ENHANCED INDEX FUND

Zachary Wehner, JD, Vice President

Fund Performance

For the year ended April 30, 2019, the Steward International Enhanced Index Fund returned -1.99% for the Class A shares and -1.74% for the Institutional Class shares. The return for the S&P ADR Index was -0.57% for the same period. The BLDRS Emerging Markets 50 ADR Index, used to represent the emerging markets component, returned -2.39% for the same period.

Factors Affecting Performance

The Fund’s dual market structure began the fiscal year allocated 80% to developed markets and 20% to emerging markets. This represents a tilt towards emerging markets. On May 31, 2018, the emerging market tilt was reduced by five percentage points to achieve a balance of 85% in developed markets and 15% in emerging markets due to developing stresses in the emerging sector. This aided the Fund’s performance through April 30 as BLDRS Emerging Markets 50 ADR Index returned 0.09% while the S&P ADR Developed Index returned 1.31% over the eleven-month period. Additionally, over the period, international markets were notably weaker than in the U.S. The MSCI World Index (ex-USA) actually broke below its February lows in May and continued down throughout the year.

The international developed markets component of the Fund outperformed the emerging markets component during the period by 182 basis points. As noted, this was mostly due to the negative effects of the strong U.S. dollar on emerging markets struggling with U.S. dollar-denominated debt. Talk of a trade war also damaged the emerging sector.

Performance of the Fund can also be affected by the Fund’s values-based investment policies, which seek to avoid investments in companies that are materially involved with alcohol, tobacco, gambling, life ethics, or mature content. For the year ended April 30, 2019, the values-based investment policies had a net negative performance impact on the Fund. Companies such as Novartis (life ethics), up 23.86%, Diageo PLC (alcohol), up 21.57%, and Sanofi (life ethics), up 14.77%, significantly outperformed the S&P ADR Index. Screening out these three securities detracted 142 basis points from performance. Conversely, not owning companies such as British American Tobacco (tobacco), down 23.58%, Anheuser-Busch InBev (alcohol), down 8.64%, and Ambev (alcohol), down 26.96%, positively impacted performance by 76 basis points. Overall, restricted companies’ performance detracted 116 basis points from Fund performance for the year.

Current Strategy

The Fund is not a passively managed index fund. The Fund seeks to enhance its performance over that of its primary benchmark by 1) changing the relative weighting of the Fund’s portfolio of equity securities of developed market companies and of emerging market companies and 2) utilizing computer-aided, quantitative analysis of valuation, growth, dividend yield, industry and other factors to attempt to compensate for the exclusion of certain index securities due to the Fund’s values-based investment policies.

STEWARD LARGE CAP ENHANCED INDEX FUND

Fund Performance

For the year ended April 30, 2019, the Steward Large Cap Enhanced Index Fund returned 9.78% for the Class A shares and 10.13% for the Institutional Class shares. For comparison purposes, the return for the S&P 500 Index for the same period was 13.49%. The S&P Pure Index returns were 10.22% for the S&P 500 Pure Growth Index and 2.69% for the S&P 500 Pure Value Index for the same period.

Factors Affecting Performance

The Fund’s blended style structure remained at neutral for the period at 60% large-cap core stocks, 20% in value stocks and 20% in growth stocks for the majority of the year. On April 1, 2019, the portfolio management team decided current market conditions warranted a tilt towards value. As of April 30, 2019, the blended style structure of the fund was 60% large-cap core, 22% in value stocks, and 18% in growth stocks. The precipitating factors for this switch were declining U.S. economic growth, a wider spread than past years in the relative valuations between growth and value stocks, and the slowing corporate earnings growth rate.

The Fund’s factor-focused growth and value components may impact performance. During this reporting period, both growth and value underperformed their cap-weighted benchmark counterparts over the period, contributing to the Fund’s underperformance. This was the largest single factor impacting performance for the year.

Performance of the Fund can also be affected by the Fund’s values-based investment policies, which seek to avoid investments in companies that are materially involved with alcohol, tobacco, gambling, life ethics, or mature content. For the year ended April 30, 2019, the values-based investment policies had a net negative performance impact on the Fund. Companies such as Amazon (mature content), up 23.01%, Merck & Co. (life ethics), up 37.57%, and Comcast (mature content), up 41.73%, significantly outperformed the S&P 500 Index. Screening out these three securities detracted 60 basis points from performance. Conversely, not owning companies such as General Electric (life ethics), down 23.30%, UnitedHealth Group (life ethics), down 0.04%, and Bristol-Myers Squibb (life ethics), down 8.10%, positively impacted performance by 40 basis points. Overall, restricted companies subtracted 20 basis points from Fund performance for the year.

STEWARD SMALL MID-CAP ENHANCED INDEX FUND

Fund Performance

For the year ended April 30, 2019, the Steward Small-Mid Cap Enhanced Index Fund returned 3.18% for the Class A shares and 3.51% for the Institutional Class shares. For comparison purposes, the return for the S&P 1000 Index during the same period was 6.19%. The S&P Pure Index returns were 1.25% for the S&P 1000 Pure Growth Index and -0.09% for the S&P 1000 Pure Value Index for the same period.

Factors Affecting Performance

The Fund’s blended style structure remained at neutral for the period at 60% small- and mid-cap core stocks, 20% in value stocks and 20% in growth stocks for the majority of the year. On April 1, 2019, the portfolio management team decided current market conditions warranted a tilt towards value. As of April 30, 2019, the blended style structure of the Fund was 60% small- and mid-cap core, 22% in value stocks, and 18% in growth stocks. The precipitating factors for this switch were declining U.S. economic growth, a wider spread than past years in the relative valuations between growth and value stocks, and the slowing corporate earnings growth rate.

The Fund’s factor-focused growth and value components may impact performance. During this reporting period, both growth and value underperformed their cap-weighted benchmark counterparts over the period, contributing to the Fund’s underperformance. This was the largest single factor impacting performance for the year.

Performance of the Fund can also be affected by the Fund’s values-based investment policies, which seek to avoid investments in companies that are materially involved with alcohol, tobacco, gambling, life ethics, or mature content. For the year ended April 30, 2019, the values-based investment policies had a net positive performance impact on the Fund. The magnitude of this positive impact was not enough to overcome the negative impact from the growth and value style allocations. Companies such as Casey’s General Store (alcohol, gambling, and tobacco), up 38.30%, Core-Mark Holdings (tobacco), up 79.04%, and Murphy USA (alcohol and tobacco), up 36.60%, significantly outperformed the S&P 1000 Index. Screening out these three securities detracted 9 basis points from performance. Conversely, not owning companies such as MEDNAX (life ethics), down 39.08%, Scientific Games Corporation (mature content), down 56.60%, and Penn National Gaming (gambling), down 28.51%, positively impacted performance by 18 basis points. Overall, restricted companies positively contributed 11 basis points to Fund performance for the year.

Current Strategy for Steward Large Cap Enhanced Index Fund and Steward Small-Mid Cap Enhanced Index Fund

The Fund is not a passively managed index fund. The Fund’s strategy seeks to enhance its performance over that of its primary benchmark index by 1) changing the relative weighting in the Fund’s portfolio of growth versus value style securities and 2) utilizing computer-aided quantitative analysis of valuation, growth, dividend yield, industry and other factors to attempt to compensate for the exclusion of certain index securities due to the Fund’s values-based investment policies.

STEWARD SELECT BOND FUND

Victoria Fernandez, Executive Vice President

Market Overview — Fixed Income

Over the last twelve months, the markets have generally been driven by two questions — when will the U.S. agree to a trade deal with China and what will the Fed do next? We have seen the markets shift drastically based on headlines and thoughts around these two questions and they continue to be a driving force of volatility. At the beginning of May 2018, we were looking at a U.S. 10yr treasury yield of around 3.00%. A more dovish Fed and concerns that a trade deal with China is not as much a done deal as many expected has led the yield curve to shift lower with the yield on the U.S. 10yr treasury currently sitting right above 2.40% — an approximate 60 basis points drop.

Utilizing our 4-step investment process, our strategy continues to be a more conservative approach than the broader fixed income market by positioning the Fund with a shorter duration than the Bloomberg Barclays Capital US Government/Credit Bond Index while maintaining a higher level of income with the majority of the assets in investment-grade corporate bonds. A shorter duration reduces the sensitivity of the Fund to changes in interest rates which is a benefit when rates are rising resulting in declining market values. We anticipate that yields will move slightly higher throughout the rest of the year although we doubt a breach of the 3.00% level will happen in 2019. With this outlook, a more conservative approach should be beneficial to the Fund over the next 12 months although our strategy may shift depending on changes in our outlook.

Fund Performance

For the year ended April 30, 2019, the Steward Select Bond Fund returned 3.72% for the Class A shares and 4.05% for the Institutional Class shares versus the Bloomberg Barclays Capital US Government/Credit Bond Index with a return of 5.43% and the Bloomberg Barclays Intermediate US Aggregate Bond Index with a return of 4.98%. The underperformance of the Fund was due to the shorter duration of the Fund versus the benchmark in an environment when rates fell based on a perceived dovish shift by the Fed. Our duration positioning was a drag of 185 basis points for the year ended April 30, 2019 which is more than the total drag on performance for the time period, with 89% of that drag coming from the underweighted treasury allocation. The yield curve positioning and income components of the Fund were both positive contributors to performance. An overweight to the corporate allocation and the small allocation to fixed-rate preferred securities, the two highest performing sectors in the Fund, were strong contributors to the higher income generation experienced over the 12 month period.

For the year ended April 30, 2019, the Fund’s values-based screens had no impact on the performance of the Fund’s portfolio.

Current Strategy

The Fund invests primarily in fixed-income securities, including, but not limited to, corporate bonds, mortgage-backed securities and government and agency bonds and notes, subject to limitations of the Fund’s values-based screening policies. These obligations may include U.S. dollar-denominated instruments issued in the U.S. by foreign banks and branches and foreign corporations. Other security types may include fixed-rate preferred stock and municipal bonds. Normally, the Fund will invest at least 80% (measured at the time of investment) of the value of its net assets, plus the amount of any borrowings for investment purposes, either directly or through other investment companies, in these types of instruments. (Any such other investment company will also have a policy to invest at least 80% of the value of its net assets, plus the amount of any borrowings for investment purposes, in such instruments.) The Fund will give shareholders at least 60 days’ prior notice of any change in this policy.

STEWARD FUNDS

Comparison of Change in Value of a Hypothetical $10,000 Investment in Class A Shares of the Steward Large Cap Enhanced Index Fund* and the S&P 500 Index.** (Unaudited)

Past performance is no guarantee of future results. The performance data quoted represents past performance and current returns may be lower or higher. The investment return and principal value will fluctuate so that an investor’s shares, when redeemed may be worth more or less than original cost. To obtain performance information current to the most recent month end, please call 800-262-6631.

Average Annual Total Return as of April 30, 2019

	One Year	Five Year	Ten Year	Expense Ratio‡
Steward Large Cap Enhanced Index Fund – Class A	9.78%	9.49%	15.06%	0.84%
S&P 500 Index	13.49%	11.63%	15.32%	N/A
*	The investment return and principal value of an investment will fluctuate and, therefore, an investor’s shares, when redeemed, may be worth more or less than their original cost. The Steward Large Cap Enhanced Index Fund’s performance assumes the reinvestment of all income dividends and capital gains distributions, if any, but does not reflect the impact of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. All market indices are unmanaged and do not reflect expenses that affect performance results. It is not possible to invest directly in any index.
**	The Standard and Poor’s 500 Index is a capitalization-weighted index of 500 stocks. The index is designed to measure performance of the broad domestic economy through changes in the aggregate market of 500 stocks representing all major industries.
‡	See the August 28, 2018 (as revised May 3, 2019) prospectus for details.

STEWARD FUNDS

Comparison of Change in Value of a Hypothetical $10,000 Investment in Class A Shares of the Steward Small-Mid Cap Enhanced Index Fund* and the S&P 1000 Index.** (Unaudited)

Past performance is no guarantee of future results. The performance data quoted represents past performance and current returns may be lower or higher. The investment return and principal value will fluctuate so that an investor’s shares, when redeemed may be worth more or less than original cost. To obtain performance information current to the most recent month end, please call 800-262-6631.

Average Annual Total Return as of April 30, 2019

	One Year	Five Year	Ten Year	Expense Ratio‡
Steward Small-Mid Cap Enhanced Index Fund – Class A	3.18%	7.87%	14.49%	0.83%
S&P 1000 Index	6.19%	9.62%	15.27%	N/A
*	The investment return and principal value of an investment will fluctuate and, therefore, an investor’s shares, when redeemed, may be worth more or less than their original cost. The Steward Small-Mid Cap Enhanced Index Fund’s performance assumes the reinvestment of all income dividends and capital gains distributions, if any, but does not reflect the impact of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. All market indices are unmanaged and do not reflect expenses that affect performance results. It is not possible to invest directly in any index.
**	The Standard and Poor’s 1000 Index is a capitalization-weighted index combining the Standard and Poor’s Mid Cap 400 Index and the Standard and Poor’s Small Cap 600 Index. Both indices represent stocks chosen for market size, liquidity and industry group representation.
‡	See the August 28, 2018 (as revised May 3, 2019) prospectus for details.

STEWARD FUNDS

Comparison of Change in Value of a Hypothetical $10,000 Investment in Class A Shares of the Steward International Enhanced Index Fund* and the S&P ADR Index.** (Unaudited)

Past performance is no guarantee of future results. The performance data quoted represents past performance and current returns may be lower or higher. The investment return and principal value will fluctuate so that an investor’s shares, when redeemed may be worth more or less than original cost. To obtain performance information current to the most recent month end, please call 800-262-6631.

Average Annual Total Return as of April 30, 2019

	One Year	Five Year	Ten Year	Expense Ratio‡
Steward International Enhanced Index Fund – Class A	-1.99%	1.54%	5.47%	1.02%
S&P ADR Index	-0.57%	1.85%	7.26%	N/A
*	The investment return and principal value of an investment will fluctuate and, therefore, an investor’s shares, when redeemed, may be worth more or less than their original cost. The Steward International Enhanced Index Fund’s performance assumes the reinvestment of all income dividends and capital gains distributions, if any, but does not reflect the impact of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. All market indices are unmanaged and do not reflect expenses that affect performance results. It is not possible to invest directly in any index.
**	The Standard & Poor’s ADR Index, the Fund’s designated broad-based index, is based on the non-U.S. stocks comprising the S&P Global 1200 Index. The index is made up of those companies from the S&P Global 1200 Index that offer either Level II or Level III ADRs, global shares or ordinary shares in the case of Canadian equities. The index was developed with a base value of 1000 on December 31, 1997.
‡	See August 28, 2018 (as revised May 3, 2019) prospectus for details.

STEWARD FUNDS

Comparison of Change in Value of a Hypothetical $10,000 Investment in Class A Shares of the Steward Select Bond Fund* and the Bloomberg Barclays Capital Intermediate US Aggregate Bond Index** and the Bloomberg Barclays Capital US Government/Credit Bond Index.*** (Unaudited)

Past performance is no guarantee of future results. The performance data quoted represents past performance and current returns may be lower or higher. The investment return and principal value will fluctuate so that an investor’s shares, when redeemed may be worth more or less than original cost. To obtain performance information current to the most recent month end, please call 800-262-6631.

Average Annual Total Return as of April 30, 2019

	One Year	Five Year	Ten Year	Expense Ratio‡
Steward Select Bond Fund – Class A	3.72%	1.55%	2.29%	0.96%
Bloomberg Barclays Capital Intermediate US Aggregate Bond Index	4.98%	2.20%	3.22%	N/A
Bloomberg Barclays Capital US Government/Credit Bond Index	5.43%	2.63%	3.91%	N/A
*	The investment return and principal value of an investment will fluctuate and, therefore, an investor’s shares, when redeemed, may be worth more or less than their original cost. The Steward Select Bond Fund’s performance assumes the reinvestment of all income dividends and capital gains distributions, if any, but does not reflect the impact of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. All market indices are unmanaged and do not reflect expenses that affect performance results. It is not possible to invest directly in any index.
**	The Bloomberg Barclays Capital Intermediate US Aggregate Bond Index represents the segment of the Bloomberg Barclays Aggregate Bond Index that has an average maturity and duration in the intermediate range.
***	The Bloomberg Barclays Capital US Government/Credit Bond Index represents the government portion of the index, and includes publicly issued U.S. corporate and foreign debentures and secured notes that meet specified maturity, liquidity and quality requirements to represent the credit interests.
‡	See the August 28, 2018 (as revised May 3, 2019) prospectus for details.

STEWARD FUNDS

Comparison of Change in Value of a Hypothetical $10,000 Investment in Class A Shares of the Steward Global Equity Income Fund*, the S&P 500 Index** and the S&P Global 1200 Index.*** (Unaudited)

Past performance is no guarantee of future results. The performance data quoted represents past performance and current returns may be lower or higher. The investment return and principal value will fluctuate so that an investor’s shares, when redeemed may be worth more or less than original cost. To obtain performance information current to the most recent month end, please call 800-262-6631.

Average Annual Total Return as of April 30, 2019

	One Year	Five Year	Ten Year	Expense Ratio‡
Steward Global Equity Income Fund – Class A	4.61%	8.66%	12.35%	0.99%
S&P 500 Index	13.49%	11.63%	15.32%	N/A
S&P Global 1200 Index	6.72%	7.98%	12.20%	N/A
*	The investment return and principal value of an investment will fluctuate and, therefore, an investor’s shares, when redeemed, may be worth more or less than their original cost. The Steward Global Equity Income Fund’s performance assumes the reinvestment of all income dividends and capital gains distributions, if any, but does not reflect the impact of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. All market indices are unmanaged and do not reflect expenses that affect performance results. It is not possible to invest directly in any index.
**	The Standard and Poor’s 500 Index is a capitalization-weighted index of 500 stocks. The index is designed to measure performance of the broad domestic economy through changes in the aggregate market of 500 stocks representing all major industries.
***	The Standard & Poor’s Global 1200 Index is a global index of 1200 stocks comprised of the following seven S&P regional indices: S&P 500 Index (United States), S&P Europe 350 Index (Europe), S&P/TOPIX 150 Index (Japan), S&P/TSX 60 Index (Canada), S&P/ASX All Australia 50 Index (Australia), S&P Asia 50C Index (Asia Ex-Japan) and the S&P Latin America 40 Index (Latin America). Beginning April 1, 2009, the S&P Global 1200 Index is the Fund’s secondary index.
‡	See the August 28, 2018 (as revised May 3, 2019) prospectus for details.

STEWARD FUNDS

Comparison of Change in Value of a Hypothetical $10,000 Investment in Class A Shares of the Steward Covered Call Income Fund* and the Cboe S&P 500 BuyWrite Index.** (Unaudited)

Past performance is no guarantee of future results. The performance data quoted represents past performance and current returns may be lower or higher. The investment return and principal value will fluctuate so that an investor’s shares, when redeemed may be worth more or less than original cost. To obtain performance information current to the most recent month end, please call 800-262-6631.

Average Annual Total Return as of April 30, 2019

	One Year	Since Inception***	Expense Ratio‡
Steward Covered Call Income Fund – Class A	8.91%	5.96%	1.25%
Cboe S&P 500 BuyWrite Index	3.53%	2.69%	N/A
*	The investment return and principal value of an investment will fluctuate and, therefore, an investor’s shares, when redeemed, may be worth more or less than their original cost. The Steward Covered Call Income Fund’s performance assumes the reinvestment of all income dividends and capital gains distributions, if any, but does not reflect the impact of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. All market indices are unmanaged and do not reflect expenses that affect performance results. It is not possible to invest directly in any index. The performance above reflects any fee reductions during the applicable periods. If such fee reductions had not occurred, the quoted performance would be lower.
**	The Cboe Standard and Poor’s 500 BuyWrite Index (“BXM”) is a capitalization-weighted index of 500 stocks. BXM is a passive total return index based on buying an S&P 500 stock index portfolio and “writing” (or selling) the near-term S&P 500 Index “covered” call option. BXM is designed to show the hypothetical performance of a portfolio that engages in a buy-write strategy using S&P 500 index call options.
***	Effective date of registration and commencement of operations are the same: December 14, 2017.
‡	See the August 28, 2018 (as revised May 3, 2019) prospectus for details. The Advisor has contractually agreed to waive a portion of its management fee and/or reimburse certain expenses through December 13, 2019. Additional information pertaining to the April 30, 2019 expense ratio can be found in the Financial Highlights.

STEWARD FUNDS
SCHEDULE OF PORTFOLIO INVESTMENTS — April 30, 2019

STEWARD LARGE CAP ENHANCED INDEX FUND

The table below sets forth the diversification of the Steward Large Cap Enhanced Index Fund investments by Industry.

Industry Diversification	Percent*
Oil, Gas & Consumable Fuels	6.3%
Software	6.2
Banks	5.8
Insurance	5.5
IT Services	5.5
Health Care Equipment & Supplies	3.7
Capital Markets	3.6
Interactive Media & Services	3.6
Technology Hardware, Storage & Peripherals	3.5
Semiconductors & Semiconductor Equipment	3.3
Health Care Providers & Services	3.0
Specialty Retail	2.9
Food Products	2.6
Equity Real Estate Investment Trusts	2.5
Aerospace & Defense	2.3
Biotechnology	2.0
Electric Utilities	1.9
Chemicals	1.8
Hotels, Restaurants & Leisure	1.8
Household Products	1.5
Machinery	1.4
Diversified Financial Services	1.4
Beverages	1.4
Household Durables	1.4
Pharmaceuticals	1.3
Food & Staples Retailing	1.3
Energy Equipment & Services	1.3
Communications Equipment	1.3
Multi-Utilities	1.1
Diversified Telecommunication Services	1.1
Road & Rail	1.1
Automobiles	1.1

Industry Diversification	Percent*
Multiline Retail	1.0%
Consumer Finance	0.9
Textiles, Apparel & Luxury Goods	0.9
Construction & Engineering	0.9
Electronic Equipment, Instruments & Components	0.8
Entertainment	0.8
Media	0.8
Commercial Services & Supplies	0.8
Industrial Conglomerates	0.8
Airlines	0.7
Life Sciences Tools & Services	0.7
Containers & Packaging	0.6
Electrical Equipment	0.5
Internet & Direct Marketing Retail	0.5
Personal Products	0.5
Trading Companies & Distributors	0.5
Air Freight & Logistics	0.5
Building Products	0.4
Professional Services	0.4
Metals & Mining	0.3
Independent Power and Renewable Electricity Producers	0.3
Health Care Technology	0.2
Auto Components	0.2
Distributors	0.2
Leisure Products	0.1
Construction Materials	0.1
Water Utilities	0.1
Real Estate Management & Development	0.1
Diversified Consumer Services	0.0
Gas Utilities	0.0
Total Investments	99.1%

*	Percentages indicated are based on net assets as of April 30, 2019.

See notes to financial statements.

STEWARD FUNDS
SCHEDULE OF PORTFOLIO INVESTMENTS — April 30, 2019

STEWARD LARGE CAP ENHANCED INDEX FUND

	Shares	Value
COMMON STOCKS (99.1%)
AEROSPACE & DEFENSE (2.3%)
Arconic, Inc.	21,193	$455,226
General Dynamics Corp.	3,305	590,670
Harris Corp.	1,660	279,710
Huntington Ingalls Industries, Inc.	523	116,409
L3 Technologies, Inc.	921	201,312
Lockheed Martin Corp.	3,159	1,052,989
Northrop Grumman Corp.	2,067	599,244
Raytheon Co.	3,791	673,244
Textron, Inc.	8,770	464,810
The Boeing Co.	6,721	2,538,455
TransDigm Group, Inc.(a)	2,736	1,320,175
United Technologies Corp.	9,786	1,395,581
		9,687,825
AIR FREIGHT & LOGISTICS (0.5%)
C.H. Robinson Worldwide, Inc.	1,190	96,390
Expeditors International of Washington, Inc.	7,910	628,212
FedEx Corp.	3,106	588,463
United Parcel Service, Inc., Class B	8,020	851,884
		2,164,949
AIRLINES (0.7%)
Alaska Air Group, Inc.	6,920	428,348
American Airlines Group, Inc.	20,250	692,145
Delta Air Lines, Inc.	13,850	807,316
Southwest Airlines Co.	6,090	330,261
United Continental Holdings, Inc.(a)	8,330	740,204
		2,998,274
AUTO COMPONENTS (0.2%)
Aptiv PLC	3,510	300,807
BorgWarner, Inc.	16,900	705,913
		1,006,720
AUTOMOBILES (1.1%)
Ford Motor Co.	254,760	2,662,242
General Motors Co.	50,760	1,977,102
Harley-Davidson, Inc.	2,290	85,257
		4,724,601
BANKS (5.8%)
Bank of America Corp.	119,809	3,663,759
BB&T Corp.	15,860	812,032
Citigroup, Inc.	37,810	2,673,167
Citizens Financial Group, Inc.	33,580	1,215,596
Comerica, Inc.	1,570	123,386
Fifth Third Bancorp	26,840	773,529
First Republic Bank	6,930	731,947
Huntington Bancshares, Inc.	24,180	336,586
JPMorgan Chase & Co.	37,324	4,331,450
KeyCorp	34,230	600,737

	Shares	Value
M&T Bank Corp.	1,230	$209,186
People’s United Financial, Inc.	27,500	475,475
PNC Financial Services Group, Inc.	7,954	1,089,141
Regions Financial Corp.	45,392	704,938
SunTrust Banks, Inc.	13,350	874,158
SVB Financial Group(a)	5,010	1,261,117
U.S. Bancorp	32,360	1,725,435
Wells Fargo & Co.	52,208	2,527,389
Zions Bancorp	9,240	455,809
		24,584,837
BEVERAGES (1.4%)
Coca-Cola Co. (The)	50,810	2,492,739
Monster Beverage Corp.(a)	18,390	1,096,044
PepsiCo, Inc.	18,961	2,427,956
		6,016,739
BIOTECHNOLOGY (2.0%)
AbbVie, Inc.	17,230	1,367,890
Alexion Pharmaceuticals, Inc.(a)	3,341	454,810
Amgen, Inc.	8,762	1,571,202
Biogen Idec, Inc.(a)	2,857	654,939
Celgene Corp.(a)	8,840	836,794
Gilead Sciences, Inc.	16,840	1,095,274
Incyte Corp.(a)	3,110	238,848
Regeneron Pharmaceuticals, Inc.(a)	1,115	382,601
Vertex Pharmaceuticals, Inc.(a)	10,493	1,773,107
		8,375,465
BUILDING PRODUCTS (0.4%)
A.O. Smith Corp.	1,680	88,318
Allegion PLC	913	90,597
Fortune Brands Home & Security, Inc.	2,730	144,089
Johnson Controls International PLC	27,991	1,049,663
Masco Corp.	4,220	164,833
		1,537,500
CAPITAL MARKETS (3.6%)
Affiliated Managers Group, Inc.	4,494	498,474
Ameriprise Financial, Inc.	2,076	304,695
Bank of New York Mellon Corp.	19,451	965,937
BlackRock, Inc., Class A	1,451	704,083
CBOE Holdings, Inc.	7,030	714,318
Charles Schwab Corp.	15,900	727,902
CME Group, Inc.	4,125	737,962
E*TRADE Financial Corp.	4,498	227,869
Franklin Resources, Inc.	2,760	95,468
Goldman Sachs Group, Inc.	8,786	1,809,213
IntercontinentalExchange Group, Inc.	17,675	1,437,861
Invesco Ltd.	59,650	1,310,511
Moody’s Corp.	2,360	464,023
Morgan Stanley	37,200	1,794,900
MSCI, Inc., Class A	1,310	295,248

See notes to financial statements.

STEWARD FUNDS
SCHEDULE OF PORTFOLIO INVESTMENTS — April 30, 2019

STEWARD LARGE CAP ENHANCED INDEX FUND

	Shares	Value
Northern Trust Corp.	3,000	$295,650
Raymond James Financial, Inc.	6,410	586,964
S&P Global, Inc.	4,995	1,102,197
State Street Corp.	12,687	858,402
T. Rowe Price Group, Inc.	3,490	375,175
The Nasdaq OMX Group, Inc.	1,540	141,988
		15,448,840
CHEMICALS (1.8%)
Air Products & Chemicals, Inc.	6,218	1,279,602
Albemarle Corp.	1,500	112,590
CF Industries Holdings, Inc.	2,890	129,414
Dow, Inc.(a)	10,952	621,307
DowDuPont, Inc.	33,346	1,282,154
Eastman Chemical Co.	1,490	117,531
Ecolab, Inc.	6,548	1,205,356
FMC Corp.	1,570	124,124
International Flavors & Fragrances, Inc.	1,310	180,505
Linde PLC	6,050	1,090,573
LyondellBasell Industries N.V., Class A	7,320	645,844
PPG Industries, Inc.	3,048	358,140
The Mosaic Co.	4,650	121,411
The Sherwin-Williams Co.	1,041	473,478
		7,742,029
COMMERCIAL SERVICES & SUPPLIES (0.8%)
Cintas Corp.	5,274	1,145,196
Copart, Inc.(a)	4,250	286,110
Republic Services, Inc., Class A	3,216	266,349
Rollins, Inc.	2,350	90,875
Waste Management, Inc.	15,350	1,647,669
		3,436,199
COMMUNICATIONS EQUIPMENT (1.3%)
Arista Networks, Inc.(a)	846	264,197
Cisco Systems, Inc.	63,980	3,579,681
F5 Networks, Inc.(a)	900	141,210
Juniper Networks, Inc.	6,190	171,896
Motorola Solutions, Inc.	8,681	1,257,964
		5,414,948
CONSTRUCTION & ENGINEERING (0.9%)
Fluor Corp.	37,210	1,478,353
Jacobs Engineering Group, Inc.	13,000	1,013,220
Quanta Services, Inc.	34,580	1,403,948
		3,895,521
CONSTRUCTION MATERIALS (0.1%)
Martin Marietta Materials, Inc.	541	120,048
Vulcan Materials Co.	1,973	248,815
		368,863

	Shares	Value
CONSUMER FINANCE (0.9%)
American Express Co.	8,560	$1,003,489
Capital One Financial Corp.	16,648	1,545,434
Discover Financial Services	4,490	365,890
Synchrony Financial	29,250	1,014,097
		3,928,910
CONTAINERS & PACKAGING (0.6%)
Avery Dennison Corp.	1,270	140,526
Ball Corp.	3,960	237,362
International Paper Co.	15,520	726,491
Packaging Corporation of America	1,270	125,933
Sealed Air Corp.	1,390	64,802
WestRock Co.	30,309	1,163,260
		2,458,374
DISTRIBUTORS (0.2%)
Genuine Parts Co.	1,480	151,759
LKQ Corp.(a)	27,310	822,031
		973,790
DIVERSIFIED CONSUMER SERVICES (0.0%)
H&R Block, Inc.	3,060	83,263
DIVERSIFIED FINANCIAL SERVICES (1.4%)
Berkshire Hathaway, Inc., Class B(a)	20,839	4,516,020
Jefferies Financial Group, Inc.	71,530	1,471,372
		5,987,392
DIVERSIFIED TELECOMMUNICATION SERVICES (1.1%)
CenturyLink, Inc.	94,289	1,076,780
Verizon Communications, Inc.	61,650	3,525,764
		4,602,544
ELECTRIC UTILITIES (1.9%)
Alliant Energy Corp.	2,090	98,711
American Electric Power Company, Inc.	5,370	459,403
Duke Energy Corp.	12,264	1,117,496
Edison International	10,870	693,180
Entergy Corp.	1,480	143,412
Evergy, Inc.	6,250	361,375
Eversource Energy	3,510	251,527
Exelon Corp.	23,789	1,212,049
FirstEnergy Corp.	5,119	215,151
NextEra Energy, Inc.	8,297	1,613,269
Pinnacle West Capital Corp.	7,300	695,471
PPL Corp.	7,780	242,814
Southern Co.	11,120	591,806
Xcel Energy, Inc.	7,020	396,630
		8,092,294

See notes to financial statements.

STEWARD FUNDS
SCHEDULE OF PORTFOLIO INVESTMENTS — April 30, 2019

STEWARD LARGE CAP ENHANCED INDEX FUND

	Shares	Value
ELECTRICAL EQUIPMENT (0.5%)
AMETEK, Inc.	7,960	$701,833
Eaton Corp. PLC	5,380	445,572
Emerson Electric Co.	7,540	535,265
Rockwell Automation, Inc.	1,489	269,077
		1,951,747
ELECTRONIC EQUIPMENT, INSTRUMENTS & COMPONENTS (0.8%)
Amphenol Corp., Class A	4,040	402,222
Corning, Inc.	11,660	371,371
FLIR Systems, Inc.	1,270	67,234
IPG Photonics Corp.(a)	760	132,795
Keysight Technologies, Inc.(a)	22,630	1,969,489
TE Connectivity Ltd.	4,150	396,947
		3,340,058
ENERGY EQUIPMENT & SERVICES (1.3%)
Baker Hughes, a GE company LLC	79,479	1,909,086
Halliburton Co.	10,530	298,315
Helmerich & Payne, Inc.	6,450	377,454
National-Oilwell Varco, Inc.	30,736	803,439
Schlumberger Ltd.	15,334	654,455
TechnipFMC PLC	57,410	1,411,712
		5,454,461
ENTERTAINMENT (0.8%)
Activision Blizzard, Inc.	9,550	460,405
The Walt Disney Co.	21,900	2,999,643
		3,460,048
EQUITY REAL ESTATE INVESTMENT TRUSTS (2.5%)
Alexandria Real Estate Equities, Inc.	1,670	237,791
American Tower Corp.	5,169	1,009,506
Apartment Investment & Management Co.	13,385	660,684
AvalonBay Communities, Inc.	1,164	233,883
Boston Properties, Inc.	1,890	260,102
Crown Castle International Corp.	5,060	636,447
Digital Realty Trust, Inc.	2,860	336,651
Duke Realty Corp.	5,660	176,139
Equinix, Inc.	992	451,062
Equity Residential	4,250	324,785
Essex Property Trust, Inc.	565	159,612
Extra Space Storage, Inc.	1,650	171,088
Federal Realty Investment Trust	590	78,971
HCP, Inc.	18,530	551,823
Host Hotels & Resorts, Inc.	10,533	202,655
Iron Mountain, Inc.	3,019	98,057
Kimco Realty Corp.	23,850	414,751
Macerich Co.	1,450	58,203
Mid-America Apartment Communities, Inc.	1,160	126,916
Prologis, Inc.	8,412	644,948

	Shares	Value
Public Storage, Inc.	1,474	$326,019
Realty Income Corp.	3,960	277,240
Regency Centers Corp.	1,610	108,144
SBA Communications Corp.(a)	1,372	279,518
Simon Property Group, Inc.	3,630	630,531
SL Green Realty Corp.	1,070	94,524
UDR, Inc.	2,330	104,733
Ventas, Inc.	4,380	267,662
Vornado Realty Trust	2,105	145,540
Welltower, Inc.	15,920	1,186,518
Weyerhaeuser Co.	8,439	226,165
		10,480,668
FOOD & STAPLES RETAILING (1.3%)
Costco Wholesale Corp.	5,020	1,232,561
SYSCO Corp.	6,210	436,998
The Kroger Co.	46,780	1,205,988
Walgreens Boots Alliance, Inc.	15,250	816,942
Walmart, Inc.	19,650	2,020,806
		5,713,295
FOOD PRODUCTS (2.6%)
Archer-Daniels-Midland Co.	36,630	1,633,698
Campbell Soup Co.	3,600	139,284
ConAgra Foods, Inc.	6,930	213,305
General Mills, Inc.	7,690	395,804
Hormel Foods Corp.	22,650	904,641
J.M. Smucker Co.	7,000	858,410
Kellogg Co.	18,360	1,107,108
Lamb Weston Holding, Inc.	10,630	744,632
McCormick & Company, Inc.	6,660	1,025,440
Mondelez International, Inc., Class A	18,840	958,014
The Hershey Co.	2,200	274,670
The Kraft Heinz Co.	30,206	1,004,048
Tyson Foods, Inc., Class A	21,920	1,644,219
		10,903,273
GAS UTILITIES (0.0%)
Atmos Energy Corp.	720	73,685
HEALTH CARE EQUIPMENT & SUPPLIES (3.7%)
Abbott Laboratories	34,032	2,707,586
ABIOMED, Inc.(a)	737	204,451
Align Technology, Inc.(a)	1,103	358,122
Baxter International, Inc.	8,780	669,914
Becton, Dickinson & Co.	3,780	909,997
Boston Scientific Corp.(a)	39,467	1,465,015
Danaher Corp.	8,770	1,161,499
Dentsply Sirona, Inc.	3,920	200,430
Edwards Lifesciences Corp.(a)	7,037	1,239,004
Hologic, Inc.(a)	5,710	264,830
IDEXX Laboratories, Inc.(a)	1,674	388,368
Intuitive Surgical, Inc.(a)	2,865	1,462,955

See notes to financial statements.

STEWARD FUNDS
SCHEDULE OF PORTFOLIO INVESTMENTS — April 30, 2019

STEWARD LARGE CAP ENHANCED INDEX FUND

	Shares	Value
Medtronic PLC	23,053	$2,047,337
ResMed, Inc.	2,910	304,124
Stryker Corp.	4,720	891,655
Teleflex, Inc.	756	216,352
Varian Medical Systems, Inc.(a)	1,480	201,532
Zimmer Holdings, Inc.	8,150	1,003,754
		15,696,925
HEALTH CARE PROVIDERS & SERVICES (3.0%)
AmerisourceBergen Corp.	14,230	1,063,835
Anthem, Inc.	5,090	1,338,823
Cardinal Health, Inc.	24,250	1,181,217
Centene Corp.(a)	18,600	959,016
Cigma Corp., Class L	5,612	891,410
CVS Corp.	27,987	1,521,933
DaVita, Inc.(a)	18,290	1,010,340
Henry Schein, Inc.(a)	3,200	204,992
Humana, Inc.	4,836	1,235,163
Laboratory Corporation of America Holdings(a)	4,780	764,418
McKesson Corp.	10,745	1,281,341
Quest Diagnostics, Inc.	3,080	296,850
WellCare Group, Inc.(a)	3,903	1,008,340
		12,757,678
HEALTH CARE TECHNOLOGY (0.2%)
Cerner Corp.(a)	14,250	946,912
HOTELS, RESTAURANTS & LEISURE (1.8%)
Carnival Corp., Class A	11,090	608,397
Chipotle Mexican Grill, Inc.(a)	1,141	785,054
Hilton Worldwide Holdings, Inc.	10,670	928,183
Marriott International, Inc., Class A	4,486	611,980
McDonald’s Corp.	8,563	1,691,792
Norwegian Cruise Line Holdings Ltd.(a)	9,500	535,705
Royal Caribbean Cruises Ltd.	2,980	360,401
Starbucks Corp.	14,820	1,151,218
YUM! Brands, Inc.	10,090	1,053,295
		7,726,025
HOUSEHOLD DURABLES (1.4%)
D.R. Horton, Inc.	23,416	1,037,563
Garmin Ltd.	1,860	159,476
Leggett & Platt, Inc.	1,580	62,189
Lennar Corp., Class A	32,360	1,683,691
Mohawk Industries, Inc.(a)	8,044	1,095,995
Newell Rubbermaid, Inc.	7,220	103,823
Pulte Group, Inc.	28,595	899,599
Whirlpool Corp.	5,022	697,154
		5,739,490

	Shares	Value
HOUSEHOLD PRODUCTS (1.5%)
Church & Dwight Company, Inc.	16,940	$1,269,653
Clorox Co.	4,410	704,409
Colgate-Palmolive Co.	11,320	823,983
Kimberly-Clark Corp.	4,270	548,183
Procter & Gamble Co.	29,111	3,099,739
		6,445,967
INDEPENDENT POWER AND RENEWABLE ELECTRICITY PRODUCERS (0.3%)
NRG Energy, Inc.	23,620	972,435
The AES Corp.	13,030	223,074
		1,195,509
INDUSTRIAL CONGLOMERATES (0.8%)
3M Co.	6,738	1,276,918
Honeywell International, Inc.	8,450	1,467,174
Roper Industries, Inc.	2,276	818,677
		3,562,769
INSURANCE (5.5%)
AFLAC, Inc.	20,620	1,038,836
American International Group, Inc.	29,264	1,392,088
Aon PLC	2,950	531,413
Arthur J. Gallagher & Co.	2,340	195,671
Assurant, Inc.	12,000	1,140,000
Chubb Ltd.	10,281	1,492,801
Cincinnati Financial Corp.	1,792	172,355
Everest Re Group Ltd.	4,501	1,059,986
Hartford Financial Services Group, Inc.	21,770	1,138,789
Lincoln National Corp.	25,606	1,708,432
Loews Corp.	27,650	1,418,168
Marsh & McLennan Companies, Inc.	6,440	607,228
MetLife, Inc.	48,580	2,240,995
Principal Financial Group, Inc.	23,690	1,354,120
Progressive Corp.	8,020	626,763
Prudential Financial, Inc.	24,315	2,570,339
The Allstate Corp.	13,950	1,381,887
The Travelers Companies, Inc.	7,230	1,039,312
Torchmark Corp.	1,267	111,065
Unum Group	44,710	1,650,693
Willis Towers Watson PLC	1,773	326,835
		23,197,776
INTERACTIVE MEDIA & SERVICES (3.6%)
Alphabet, Inc., Class A(a)	3,561	4,269,496
Alphabet, Inc., Class C(a)	3,660	4,349,837
Facebook, Inc.(a)	28,790	5,567,986
TripAdvisor, Inc.(a)	2,105	112,049
Twitter, Inc.(a)	26,490	1,057,216
		15,356,584

See notes to financial statements.

STEWARD FUNDS
SCHEDULE OF PORTFOLIO INVESTMENTS — April 30, 2019

STEWARD LARGE CAP ENHANCED INDEX FUND

	Shares	Value
INTERNET & DIRECT MARKETING RETAIL (0.5%)
Booking Holdings, Inc.(a)	651	$1,207,598
eBay, Inc.	15,430	597,913
Expedia, Inc.	2,855	370,693
		2,176,204
IT SERVICES (5.5%)
Accenture PLC, Class A	8,111	1,481,636
Akamai Technologies, Inc.(a)	9,910	793,395
Alliance Data Systems Corp.	3,833	613,663
Automatic Data Processing, Inc.	8,290	1,362,793
Broadridge Financial Solutions, Inc.	6,080	718,230
Cognizant Technology Solutions Corp., Class A	8,210	599,002
DXC Technology Co.	18,427	1,211,391
Fidelity National Information Services, Inc.	10,726	1,243,465
Fiserv, Inc.(a)	6,460	563,570
FleetCor Technologies, Inc.(a)	1,270	331,407
Gartner, Inc.(a)	6,320	1,004,690
International Business Machines Corp.	10,606	1,487,704
Jack Henry & Associates, Inc.	1,490	222,099
Mastercard, Inc., Class A	14,032	3,567,496
Paychex, Inc.	4,990	420,707
PayPal Holdings, Inc.(a)	20,720	2,336,594
Total System Services, Inc.	4,371	446,891
VeriSign, Inc.(a)	4,791	945,983
Visa, Inc., Class A	22,894	3,764,461
Western Union Co.	6,920	134,525
		23,249,702
LEISURE PRODUCTS (0.1%)
Hasbro, Inc.	1,550	157,883
Mattel, Inc.(a)	4,870	59,365
		217,248
LIFE SCIENCES TOOLS & SERVICES (0.7%)
Agilent Technologies, Inc.	6,470	507,895
Illumina, Inc.(a)	3,223	1,005,576
IQVIA Holdings, Inc.(a)	3,720	516,708
Mettler-Toledo International, Inc.(a)	527	392,752
PerkinElmer, Inc.	3,700	354,608
Waters Corp.(a)	1,440	307,498
		3,085,037
MACHINERY (1.4%)
Caterpillar, Inc.	7,230	1,008,007
Cummins, Inc.	1,460	242,784
Deere & Co.	3,932	651,257
Dover Corp.	1,220	119,609
Flowserve Corp.	780	38,243

	Shares	Value
Fortive Corp.	3,150	$271,971
Illinois Tool Works, Inc.	3,580	557,155
Ingersoll-Rand PLC	7,910	969,845
PACCAR, Inc.	10,555	756,477
Parker Hannifin Corp.	1,535	277,958
Snap-on, Inc.	580	97,602
Stanley Black & Decker, Inc.	2,202	322,813
Wabtec Corp.	1,680	124,438
Xylem, Inc.	8,370	698,058
		6,136,217
MEDIA (0.8%)
Charter Communications, Inc., Class A(a)	2,516	933,914
Discovery Communications, Inc., Class A(a)	5,600	173,040
Discovery Communications, Inc., Class C(a)	4,541	130,599
Dish Network Corp.(a)	21,170	743,491
Interpublic Group of Companies, Inc.	11,970	275,310
News Corp., Class A	50,320	624,974
News Corp., Class B	8,780	109,662
Omnicom Group, Inc.	5,650	452,170
		3,443,160
METALS & MINING (0.3%)
Freeport-McMoRan Copper & Gold, Inc., Class B	17,098	210,476
Newmont Mining Corp.	5,900	183,254
Nucor Corp.	13,600	776,152
		1,169,882
MULTILINE RETAIL (1.0%)
Dollar General Corp.	8,560	1,079,331
Dollar Tree, Inc.(a)	7,592	844,838
Kohl’s Corp.	14,850	1,055,835
Macy’s, Inc.	4,482	105,506
Nordstrom, Inc.	1,560	63,991
Target Corp.	16,270	1,259,623
		4,409,124
MULTI-UTILITIES (1.1%)
Ameren Corp.	13,770	1,002,043
CenterPoint Energy, Inc.	15,910	493,210
CMS Energy Corp.	4,630	257,196
Consolidated Edison, Inc.	7,320	630,691
Dominion Resources, Inc.	9,512	740,699
DTE Energy Co.	2,150	270,277
NiSource, Inc.	7,770	215,851
Public Service Enterprise Group, Inc.	6,566	391,662
Sempra Energy	3,810	487,490
WEC Energy Group	4,205	329,798
		4,818,917

See notes to financial statements.

STEWARD FUNDS
SCHEDULE OF PORTFOLIO INVESTMENTS — April 30, 2019

STEWARD LARGE CAP ENHANCED INDEX FUND

	Shares	Value
OIL, GAS & CONSUMABLE FUELS (6.3%)
Anadarko Petroleum Corp.	18,560	$1,352,096
Apache Corp.	27,560	907,000
Cabot Oil & Gas Corp., Class A	4,320	111,845
Chevron Corp.	24,389	2,928,143
Cimarex Energy Co.	930	63,854
Concho Resources, Inc.	2,420	279,220
ConocoPhillips	29,159	1,840,516
Devon Energy Corp.	56,820	1,826,195
Diamondback Energy, Inc.	12,530	1,333,067
EOG Resources, Inc.	6,644	638,156
Exxon Mobil Corp.	44,830	3,598,952
Hess Corp.	3,070	196,848
HollyFrontier Corp.	19,390	925,485
Kinder Morgan, Inc.	50,990	1,013,171
Marathon Oil Corp.	57,930	987,127
Marathon Petroleum Corp.	27,958	1,701,804
Noble Energy, Inc.	36,390	984,713
Occidental Petroleum Corp.	20,212	1,190,083
ONEOK, Inc.	5,450	370,219
Phillips 66	17,619	1,660,943
Pioneer Natural Resources Co.	1,866	310,614
Valero Energy Corp.	25,700	2,329,962
Williams Companies, Inc.	13,780	390,387
		26,940,400
PERSONAL PRODUCTS (0.5%)
Coty, Inc.	151,040	1,634,253
The Estee Lauder Companies, Inc., Class A	2,900	498,249
		2,132,502
PHARMACEUTICALS (1.3%)
Allergan PLC	9,670	1,421,490
Eli Lilly & Co.	19,260	2,254,190
Mylan N.V.(a)	23,620	637,504
Nektar Therapeutics(a)	3,490	111,750
Perrigo Co. PLC	5,581	267,441
Zoetis, Inc.	10,090	1,027,566
		5,719,941
PROFESSIONAL SERVICES (0.4%)
Equifax, Inc.	1,630	205,298
IHS Markit Ltd.(a)	18,430	1,055,302
Nielsen Holdings PLC	5,520	140,926
Robert Half International, Inc.	1,460	90,651
Verisk Analytics, Inc.	2,630	371,198
		1,863,375
REAL ESTATE MANAGEMENT & DEVELOPMENT (0.1%)
CBRE Group, Inc., Class A(a)	4,430	230,670

	Shares	Value
ROAD & RAIL (1.1%)
CSX Corp.	27,690	$2,204,955
J.B. Hunt Transport Services, Inc.	440	41,571
Kansas City Southern Industries, Inc.	800	98,512
Norfolk Southern Corp.	2,809	573,092
Union Pacific Corp.	10,962	1,940,713
		4,858,843
SEMICONDUCTORS & SEMICONDUCTOR EQUIPMENT (3.3%)
Advanced Micro Devices, Inc.(a)	46,280	1,278,717
Analog Devices, Inc.	4,554	529,357
Applied Materials, Inc.	13,690	603,318
Broadcom, Inc.	5,974	1,902,122
Intel Corp.	48,000	2,449,920
KLA-Tencor Corp.	1,900	242,212
Lam Research Corp.	1,986	411,956
Maxim Integrated Products, Inc.	2,300	138,000
Microchip Technology, Inc.	3,140	313,655
Micron Technology, Inc.(a)	30,290	1,273,997
NVIDIA Corp.	6,813	1,233,153
Qorvo, Inc.(a)	1,520	114,927
QUALCOMM, Inc.	12,890	1,110,216
Skyworks Solutions, Inc.	2,040	179,887
Texas Instruments, Inc.	10,760	1,267,851
Xilinx, Inc.	8,610	1,034,405
		14,083,693
SOFTWARE (6.2%)
Adobe Systems, Inc.(a)	8,781	2,539,904
ANSYS, Inc.(a)	4,943	967,839
Autodesk, Inc.(a)	11,650	2,076,146
Cadence Design Systems, Inc.(a)	4,410	305,966
Citrix Systems, Inc.	1,900	191,824
Fortinet, Inc.(a)	11,850	1,107,027
Intuit, Inc.	6,792	1,705,200
Microsoft Corp.	82,800	10,813,680
Oracle Corp.	30,111	1,666,042
Red Hat, Inc.(a)	5,793	1,057,396
Salesforce.com, Inc.(a)	19,690	3,255,742
Symantec Corp.	8,472	205,107
Synopsys, Inc.(a)	2,950	357,186
		26,249,059
SPECIALTY RETAIL (2.9%)
Advance Auto Parts, Inc.	786	130,728
AutoZone, Inc.(a)	638	656,062
Best Buy Company, Inc.	13,860	1,031,323
CarMax, Inc.(a)	2,120	165,063
Foot Locker, Inc.	1,560	89,248
Gap, Inc.	21,280	554,982

See notes to financial statements.

STEWARD FUNDS
SCHEDULE OF PORTFOLIO INVESTMENTS — April 30, 2019

STEWARD LARGE CAP ENHANCED INDEX FUND

	Shares	Value
Home Depot, Inc.	12,670	$2,580,879
L Brands, Inc.	2,900	74,356
Lowe’s Companies, Inc.	9,130	1,032,968
O’Reilly Automotive, Inc.(a)	3,351	1,268,588
Ross Stores, Inc.	4,350	424,821
Tiffany & Co.	1,350	145,557
TJX Companies, Inc.	24,940	1,368,707
Tractor Supply Co.	8,840	914,940
Ulta Salon Cosmetics & Fragrance, Inc.(a)	5,538	1,932,651
		12,370,873
TECHNOLOGY HARDWARE, STORAGE & PERIPHERALS (3.5%)
Apple Computer, Inc.	46,818	9,394,968
Hewlett Packard Enterprise Co.	95,370	1,507,800
HP, Inc.	29,660	591,717
NetApp, Inc.	8,640	629,424
Seagate Technology PLC	3,390	163,805
Western Digital Corp.	27,841	1,423,232
Xerox Corp.	32,701	1,090,905
		14,801,851
TEXTILES, APPAREL & LUXURY GOODS (0.9%)
Capri Holdings, Ltd.(a)	1,920	84,634
Hanesbrands, Inc.	6,620	119,623
Nike, Inc., Class B	14,940	1,312,180
PVH Corp.	8,400	1,083,516
Ralph Lauren Corp.	675	88,817
Tapestry, Inc.	3,890	125,530

	Shares	Value
Under Armour, Inc., Class A(a)	4,900	$113,141
Under Armour, Inc., Class C(a)	1,024	21,217
VF Corp.	11,375	1,073,914
		4,022,572
TRADING COMPANIES & DISTRIBUTORS (0.5%)
Fastenal Co.	12,330	869,882
United Rentals, Inc.(a)	1,310	184,605
W.W. Grainger, Inc.	3,637	1,025,634
		2,080,121
WATER UTILITIES (0.1%)
American Water Works Company, Inc.	2,540	274,803
TOTAL COMMON STOCKS (COST $338,918,784)		421,866,941
TOTAL INVESTMENTS (COST $338,918,784) 99.1%		421,866,941
OTHER ASSETS IN EXCESS OF LIABILITIES 0.9%		3,860,761
NET ASSETS 100.0%		$425,727,702
(a)	Represents non-income producing security.

LLC – Limited Liability Company

PLC – Public Limited Company

See notes to financial statements.

STEWARD FUNDS
SCHEDULE OF PORTFOLIO INVESTMENTS — April 30, 2019

STEWARD SMALL-MID CAP ENHANCED INDEX FUND

The table below sets forth the diversification of the Steward Small-Mid Cap Enhanced Index Fund investments by Industry.

Industry Diversification	Percent*
Equity Real Estate Investment Trusts	6.8%
Banks	5.8
Specialty Retail	5.4
Machinery	5.0
Electronic Equipment, Instruments & Components	4.5
Insurance	4.1
Oil, Gas & Consumable Fuels	3.5
Health Care Equipment & Supplies	3.4
Semiconductors & Semiconductor Equipment	3.1
Software	2.9
Household Durables	2.8
IT Services	2.7
Chemicals	2.6
Health Care Providers & Services	2.4
Energy Equipment & Services	2.4
Capital Markets	2.1
Metals & Mining	2.1
Hotels, Restaurants & Leisure	2.1
Auto Components	1.9
Commercial Services & Supplies	1.8
Life Sciences Tools & Services	1.5
Building Products	1.5
Food Products	1.4
Professional Services	1.4
Construction & Engineering	1.3
Road & Rail	1.3
Aerospace & Defense	1.1
Pharmaceuticals	1.1
Communications Equipment	1.1
Diversified Consumer Services	1.1
Biotechnology	1.0
Gas Utilities	1.0
Textiles, Apparel & Luxury Goods	1.0
Consumer Finance	1.0

Industry Diversification	Percent*
Paper & Forest Products	0.9%
Media	0.9
Electrical Equipment	0.8
Thrifts & Mortgage Finance	0.8
Entertainment	0.7
Containers & Packaging	0.7
Personal Products	0.7
Trading Companies & Distributors	0.7
Electric Utilities	0.7
Health Care Technology	0.7
Mortgage Real Estate Investment Trusts	0.6
Food & Staples Retailing	0.6
Multi-Utilities	0.5
Air Freight & Logistics	0.5
Diversified Telecommunication Services	0.5
Real Estate Management & Development	0.5
Airlines	0.5
Multiline Retail	0.5
Automobiles	0.4
Interactive Media & Services	0.4
Leisure Products	0.4
Industrial Conglomerates	0.3
Technology Hardware, Storage & Peripherals	0.3
Marine	0.3
Water Utilities	0.3
Household Products	0.3
Construction Materials	0.2
Internet & Direct Marketing Retail	0.2
Wireless Telecommunication Services	0.2
Distributors	0.2
Beverages	0.0
Total Investments	99.5%

*	Percentages indicated are based on net assets as of April 30, 2019.

See notes to financial statements.

STEWARD FUNDS
SCHEDULE OF PORTFOLIO INVESTMENTS — April 30, 2019

STEWARD SMALL-MID CAP ENHANCED INDEX FUND

	Shares	Value
COMMON STOCKS (99.5%)
AEROSPACE & DEFENSE (1.1%)
AAR Corp.	2,210	$74,632
Aerojet Rocketdyne Holdings, Inc.(a)	6,500	220,090
AeroVironment, Inc.(a)	3,760	257,785
Axon Enterprise, Inc.(a)	7,360	467,360
Cubic Corp.	1,630	92,551
Curtiss-Wright Corp.	3,000	341,820
Mercury Computer Systems, Inc.(a)	2,740	200,075
Moog, Inc., Class A	1,580	147,951
National Presto Industries, Inc.	1,030	109,695
Teledyne Technologies, Inc.(a)	1,794	445,827
Triumph Group, Inc.	3,190	75,699
		2,433,485
AIR FREIGHT & LOGISTICS (0.5%)
Atlas Air Worldwide Holdings(a)	6,720	324,509
Echo Global Logistics, Inc.(a)	10,830	248,440
Forward Air Corp.	1,670	105,745
Hub Group, Inc., Class A(a)	2,120	88,128
XPO Logistics, Inc.(a)	5,790	394,183
		1,161,005
AIRLINES (0.5%)
Allegiant Travel Co.	1,806	265,265
Hawaiian Holdings, Inc.	3,210	90,554
JetBlue Airways Corp.(a)	25,580	474,509
SkyWest, Inc.	4,740	291,937
		1,122,265
AUTO COMPONENTS (1.9%)
Adient PLC	10,360	239,316
American Axle & Manufacturing Holdings, Inc.(a)	39,300	579,675
Cooper Tire & Rubber Co.	6,020	179,757
Cooper-Standard Holding, Inc.(a)	4,100	207,747
Dana, Inc.	27,650	539,175
Delphi Technologies PLC	15,130	334,827
Dorman Products, Inc.(a)	3,160	277,037
Fox Factory Holding Corp.(a)	2,060	159,856
Garrett Motion, Inc.(a)	4,130	77,644
Gentex Corp.	15,930	366,868
Gentherm, Inc.(a)	2,160	91,498
Goodyear Tire & Rubber Co.	35,040	673,118
LCI Industries	1,190	104,542
Motorcar Parts of America, Inc.(a)	5,790	119,621
Standard Motor Products, Inc.	1,160	57,965
Superior Industries International, Inc.	43,690	216,266
Visteon Corp.(a)	1,240	81,865
		4,306,777
AUTOMOBILES (0.4%)
Thor Industries, Inc.	5,740	378,094
Winnebago Industries, Inc.	11,950	422,671
		800,765

	Shares	Value
BANKS (5.8%)
Ameris Bancorp	2,390	$87,139
Associated Bancorp	15,458	350,742
Banc of California, Inc.	2,860	41,499
BancorpSouth Bank	4,230	128,930
Bank of Hawaii Corp.	1,690	139,222
Bank OZK	12,650	413,022
Banner Corp.	1,610	85,362
Berkshire Hills Bancorp, Inc.	2,050	61,479
Boston Private Financial Holdings, Inc.	6,690	76,600
Brookline Bancorp, Inc.	6,090	91,654
Cathay General Bancorp	3,620	133,180
Central Pacific Financial Corp.	2,140	64,221
Chemical Financial Corp.	4,284	188,196
City Holding Co.	1,920	152,410
Columbia Banking System, Inc.	3,710	139,273
Commerce Bancshares, Inc.	5,719	345,599
Community Bank System, Inc.	4,850	322,331
Cullen/Frost Bankers, Inc.	2,670	271,512
Customers Bancorp, Inc.(a)	9,460	214,269
CVB Financial Corp.	3,720	80,724
Eagle Bancorp, Inc.(a)	1,690	93,389
East West Bancorp, Inc.	8,260	425,225
F.N.B. Corp.	22,460	272,440
Fidelity Southern Corp.	890	25,908
First Bancorp	14,582	164,777
First Commonwealth Financial Corp.	4,950	67,369
First Financial Bancorp	4,760	119,476
First Financial Bankshares, Inc.	5,710	351,279
First Horizon National Corp.	18,340	276,751
First Midwest Bancorp, Inc.	6,240	133,973
Franklin Financial Network, Inc.	770	21,290
Fulton Financial Corp.	11,130	191,992
Glacier Bancorp, Inc.	6,430	273,854
Great Western Bancorp, Inc.	3,280	115,358
Hancock Holding Co.	6,699	293,014
Hanmi Financial Corp.	2,241	53,157
Heritage Financial Corp.	1,430	43,286
Home Bancshares, Inc.	9,702	186,181
Hope Bancorp, Inc.	8,362	117,570
Independent Bank Corp. – Massachusetts	3,580	287,223
International Bancshares Corp.	3,120	129,386
LegacyTexas Financial Group, Inc.	6,290	252,103
National Bank Holdings Corp.	1,950	74,568
NBT Bancorp	1,690	64,254
OFG Bancorp	2,890	58,320
Old National Bancorp	16,520	282,162
Opus Bank	5,680	124,222
Pacific Premier Bancorp, Inc.	5,870	170,641
PacWest Bancorp	9,430	372,957
Pinnacle Financial Partners, Inc.	5,220	303,125
Preferred Bank/Los Angeles, CA	720	35,417
Prosperity Bancshares, Inc.	3,120	229,757
S&T Bancorp, Inc.	1,570	62,926

See notes to financial statements.

STEWARD FUNDS
SCHEDULE OF PORTFOLIO INVESTMENTS — April 30, 2019

STEWARD SMALL-MID CAP ENHANCED INDEX FUND

	Shares	Value
Seacoast Banking Corporation of Florida(a)	6,730	$190,863
ServisFirst Bancshares, Inc.	3,070	104,196
Signature Bank	2,710	357,910
Simmons First National Corp., Class A	5,040	127,966
Southside Bancshares, Inc.	1,894	66,536
Sterling Bancorp	14,199	304,143
Synovus Financial Corp.	8,772	323,336
TCF Financial Corp.	8,990	198,949
Texas Capital Bancshares, Inc.(a)	2,310	149,526
Tompkins Financial Corp.	79	6,373
Triumph Bancorp, Inc.(a)	7,420	230,094
Trustmark Corp.	4,340	156,066
UMB Financial Corp.	4,550	317,863
Umpqua Holdings Corp.	15,030	260,921
United Bankshares, Inc.	6,623	259,887
United Community Banks, Inc.	5,222	146,634
Valley National Bancorp	12,762	133,746
Veritex Holdings, Inc.	2,223	58,932
Webster Financial Corp.	5,160	274,151
WestAmerica Bancorp	2,560	164,403
Wintrust Financial Corp.	2,640	201,168
		13,094,377
BEVERAGES (0.0%)
Coca-Cola Bottling Co. Consolidated	221	71,832
BIOTECHNOLOGY (1.0%)
Acorda Therapeutics, Inc.(a)	2,800	29,260
AMAG Pharmaceuticals, Inc.(a)	2,470	27,565
Cytokinetics, Inc.(a)	3,980	35,104
Eagle Pharmaceuticals, Inc.(a)	4,000	205,640
Emergent BioSolutions, Inc.(a)	2,540	131,267
Enanta Pharmaceuticals, Inc.(a)	830	72,368
Exelixis, Inc.(a)	17,280	339,725
Ligand Pharmaceuticals, Inc., Class B(a)	1,650	207,652
Momenta Pharmaceuticals, Inc.(a)	6,020	84,220
Myriad Genetics, Inc.(a)	4,300	135,364
Progenics Pharmaceuticals, Inc.(a)	7,170	36,854
REGENXBIO, Inc.(a)	3,650	183,960
Repligen Corp.(a)	5,030	338,921
Spectrum Pharmaceuticals, Inc.(a)	12,130	113,658
United Therapeutics Corp.(a)	2,263	232,116
Vanda Pharmaceuticals, Inc.(a)	7,000	114,030
		2,287,704
BUILDING PRODUCTS (1.5%)
AAON, Inc.	2,398	120,404
American Woodmark Corp.(a)	710	63,850
Apogee Enterprises, Inc.	3,630	146,289
Gibraltar Industries, Inc.(a)	1,960	77,753
Griffon Corp.	31,510	618,226
Insteel Industries, Inc.	1,140	23,872
Lennox International, Inc.	2,279	618,635
Patrick Industries, Inc.(a)	5,485	273,537
PGT, Inc.(a)	4,240	62,158
Quanex Building Products Corp.	10,285	171,965
Resideo Technologies, Inc.(a)	16,930	384,311

	Shares	Value
Simpson Manufacturing Co., Inc.	2,290	$145,827
Trex Co., Inc.(a)	3,180	220,279
Universal Forest Products, Inc.	11,370	420,121
		3,347,227
CAPITAL MARKETS (2.1%)
Blucora, Inc.(a)	10,610	371,350
Donnelley Financial Solutions, Inc.(a)	6,971	106,726
Eaton Vance Corp.	7,470	310,528
Evercore Partners, Inc.	2,030	197,783
FactSet Research Systems, Inc.	2,348	647,743
Federated Investors, Inc., Class B	5,840	179,463
Greenhill & Company, Inc.	1,350	27,958
Interactive Brokers Group, Inc., Class A	4,280	232,147
INTL FCStone, Inc.(a)	7,150	290,004
Janus Henderson Group PLC	16,920	424,184
Legg Mason, Inc.	14,170	473,987
MarketAxess Holdings, Inc.	1,996	555,547
Piper Jaffray Companies, Inc.	620	49,972
SEI Investments Co.	7,540	410,553
Stifel Financial Corp.	6,675	398,297
Virtus Investment Partners, Inc.	37	4,537
Waddell & Reed Financial, Inc., Class A	5,260	98,520
WisdomTree Investments, Inc.	6,900	49,680
		4,828,979
CHEMICALS (2.6%)
AdvanSix, Inc.(a)	5,490	165,963
American Vanguard Corp.	1,340	21,091
Ashland Global Holdings, Inc.	3,170	255,280
Balchem Corp.	1,625	164,954
Cabot Corp.	3,130	142,039
Ferro Corp.(a)	4,300	76,841
FutureFuel Corp.	1,380	20,272
H.B. Fuller Co.	2,970	145,441
Hawkins, Inc.	4,380	161,666
Ingevity Corp.(a)	2,160	248,422
Innophos Holdings, Inc.	4,170	134,232
Innospec, Inc.	3,430	290,933
Koppers Holdings, Inc.(a)	6,810	182,099
Kraton Performance Polymers, Inc.(a)	12,110	397,450
Livent Corp.(a)	7,640	82,359
LSB Industries, Inc.(a)	1,840	10,764
Mineral Technologies, Inc.	3,380	212,163
NewMarket Corp.	309	129,650
Olin Corp.	20,320	440,741
PolyOne Corp.	4,240	117,194
Quaker Chemical Corp.	900	201,438
Rayonier, Inc.	30,103	446,728
RPM International, Inc.	9,370	568,290
Sensient Technologies Corp.	2,160	151,459
Stepan Co.	870	80,510
The Chemours Co.	15,510	558,515
The Scotts Miracle-Gro Co., Class A	1,930	164,089
Tredegar Corp.	6,440	116,049
Valvoline, Inc.	10,386	192,141
		5,878,773

See notes to financial statements.

STEWARD FUNDS
SCHEDULE OF PORTFOLIO INVESTMENTS — April 30, 2019

STEWARD SMALL-MID CAP ENHANCED INDEX FUND

	Shares	Value
COMMERCIAL SERVICES & SUPPLIES (1.8%)
ABM Industries, Inc.	12,210	$463,614
Brady Corp., Class A	2,610	127,342
Clean Harbors, Inc.(a)	2,760	209,760
Deluxe Corp.	2,540	113,589
Healthcare Services Group, Inc.	4,732	160,178
Herman Miller, Inc.	3,770	146,351
HNI Corp.	2,840	104,256
Interface, Inc.	5,550	89,022
LSC Communications, Inc.	13,971	97,657
Matthews International Corp., Class A	4,040	161,842
Mobile Mini, Inc.	6,710	241,694
MSA Safety, Inc.	2,470	271,478
Multi-Color Corp.	5,430	270,957
Pitney Bowes, Inc.	26,920	191,401
R.R. Donnelley & Sons Co.	6,153	28,427
Stericycle, Inc.(a)	4,610	269,178
Team, Inc.(a)	10,130	171,197
Tetra Tech, Inc.	3,160	204,515
The Brink’s Co.	2,700	215,811
UniFirst Corp.	1,290	203,988
US Ecology, Inc.	2,570	156,796
Viad Corp.	1,360	83,382
		3,982,435
COMMUNICATIONS EQUIPMENT (1.1%)
ADTRAN, Inc.	2,470	42,336
Applied Optoelectronics, Inc.(a)	1,340	16,777
CalAmp Corp.(a)	4,100	59,901
Ciena Corp.(a)	14,000	537,040
Comtech Telecommunications Corp.	5,100	120,003
Digi International, Inc.(a)	9,710	124,968
Extreme Networks, Inc.(a)	9,040	72,320
Finisar Corp.(a)	6,860	165,395
Harmonic, Inc.(a)	24,610	139,293
InterDigital, Inc.	1,670	109,201
Lumentum Holdings, Inc.(a)	4,115	255,006
NETGEAR, Inc.(a)	1,940	60,198
NetScout Systems, Inc.(a)	7,100	208,740
Plantronics, Inc.	1,740	89,575
ViaSat, Inc.(a)	3,050	277,001
VIAVI Solutions, Inc.(a)	19,390	257,887
		2,535,641
CONSTRUCTION & ENGINEERING (1.3%)
AECOM Technology Corp.(a)	18,102	613,658
Aegion Corp.(a)	9,710	193,326
Arcosa, Inc.	8,903	277,150
Comfort Systems USA, Inc.	2,140	115,774
Dycom Industries, Inc.(a)	1,370	67,938
EMCOR Group, Inc.	4,490	377,789
Granite Construction, Inc.	4,660	209,188
KBR, Inc.	8,960	199,091
MasTec, Inc.(a)	6,410	324,667
MYR Group, Inc.(a)	8,180	295,707

	Shares	Value
Orion Group Holdings, Inc.(a)	82,810	$214,478
Valmont Industries, Inc.	760	102,478
		2,991,244
CONSTRUCTION MATERIALS (0.2%)
Eagle Materials, Inc., Class A	2,310	210,002
U.S. Concrete, Inc.(a)	4,160	196,061
		406,063
CONSUMER FINANCE (1.0%)
Encore Capital Group, Inc.(a)	10,350	292,491
Enova International, Inc.(a)	2,383	65,366
EZCORP, Inc., Class A(a)	28,140	305,882
Firstcash, Inc.	3,958	386,617
Green Dot Corp., Class A(a)	4,510	287,603
Navient Corp.	30,870	417,054
PRA Group, Inc.(a)	5,570	156,628
SLM Corp.	39,070	396,951
World Acceptance Corp.(a)	250	32,497
		2,341,089
CONTAINERS & PACKAGING (0.7%)
AptarGroup, Inc.	3,370	374,879
Bemis Co., Inc.	5,360	307,771
Greif, Inc., Class A	1,870	73,903
Myers Industries, Inc.	1,860	33,275
Owens-Illinois, Inc.	15,350	303,316
Silgan Holdings, Inc.	6,780	202,993
Sonoco Products Co.	5,410	341,155
		1,637,292
DISTRIBUTORS (0.2%)
Pool Corp.	2,630	483,236
DIVERSIFIED CONSUMER SERVICES (1.1%)
Adtalem Global Education, Inc.(a)	5,740	283,097
American Public Education, Inc.(a)	5,520	176,640
Career Education Corp.(a)	19,320	350,658
Graham Holdings Co.	377	280,273
Regis Corp.(a)	14,530	272,001
Service Corp. International	15,080	627,479
Sotheby’s(a)	2,460	103,763
Strategic Education, Inc.	1,919	275,089
Weight Watchers International, Inc.(a)	4,100	83,722
		2,452,722
DIVERSIFIED TELECOMMUNICATION SERVICES (0.5%)
ATN International, Inc.	2,070	126,373
Cincinnati Bell, Inc.(a)	3,002	26,718
Cogent Communications Holdings, Inc.	2,520	139,180
Consolidated Communications Holdings, Inc.	3,800	19,608
Frontier Communications Corp.(a)	36,722	104,658
Iridium Communications, Inc.(a)	17,950	492,907
Vonage Holdings Corp.(a)	15,310	148,813
		1,058,257

See notes to financial statements.

STEWARD FUNDS
SCHEDULE OF PORTFOLIO INVESTMENTS — April 30, 2019

STEWARD SMALL-MID CAP ENHANCED INDEX FUND

	Shares	Value
ELECTRIC UTILITIES (0.7%)
ALLETE, Inc.	2,930	$238,649
El Paso Electric Co.	2,290	139,942
Hawaiian Electric Industries, Inc.	6,130	254,272
IDACORP, Inc.	2,770	274,285
OGE Energy Corp.	10,600	448,804
PNM Resources, Inc.	4,790	222,448
		1,578,400
ELECTRICAL EQUIPMENT (0.8%)
Acuity Brands, Inc.	2,000	292,660
AZZ, Inc.	1,450	68,860
Encore Wire Corp.	2,810	166,605
EnerSys	2,100	145,299
Hubbell, Inc.	2,620	334,312
nVent Electric PLC	8,980	250,991
Powell Industries, Inc.	3,820	111,735
Regal-Beloit Corp.	1,890	160,801
Vicor Corp.(a)	8,280	310,583
		1,841,846
ELECTRONIC EQUIPMENT, INSTRUMENTS & COMPONENTS (4.5%)
Anixter International, Inc.(a)	5,120	321,894
Arlo Technologies, Inc.(a)	3,841	15,249
Arrow Electronics, Inc.(a)	8,120	686,221
Avnet, Inc.	12,750	619,777
Badger Meter, Inc.	1,630	90,432
Bel Fuse, Inc., Class B	5,500	130,350
Belden CDT, Inc.	3,600	199,980
Benchmark Electronics, Inc.	11,530	311,656
Cognex Corp.	9,450	476,563
Coherent, Inc.(a)	1,184	175,244
Control4 Corp.(a)	1,980	34,472
CTS Corp.	6,650	199,167
Daktronics, Inc.	5,620	42,600
ePlus, Inc.(a)	550	51,859
Fabrinet(a)	2,030	122,856
FARO Technologies, Inc.(a)	850	47,812
II-VI, Inc.(a)	3,390	135,058
Insight Enterprises, Inc.(a)	7,020	397,192
Itron, Inc.(a)	1,860	99,808
Jabil Circuit, Inc.	16,760	506,320
KEMET Corp.	23,390	417,979
Knowles Corp.(a)	5,840	110,259
Littelfuse, Inc.	1,085	218,139
Methode Electronics, Inc., Class A	2,020	59,610
MTS Systems Corp.	980	53,880
National Instruments Corp.	6,575	309,683
OSI Systems, Inc.(a)	790	71,203
Park Electrochemical Corp.	760	12,502
Plexus Corp.(a)	1,730	104,111
Rogers Corp.(a)	900	150,768
Sanmina Corp.(a)	12,320	417,894
ScanSource, Inc.(a)	8,810	331,697
SYNNEX Corp.	5,378	580,179
Tech Data Corp.(a)	5,150	549,042

	Shares	Value
Trimble Navigation Ltd.(a)	16,210	$661,692
TTM Technologies, Inc.(a)	31,450	416,398
Vishay Intertechnology, Inc.	8,270	163,829
Zebra Technologies Corp., Class A(a)	3,527	744,691
		10,038,066
ENERGY EQUIPMENT & SERVICES (2.4%)
Apergy Corp.(a)	4,070	161,538
Archrock, Inc.	24,960	252,346
C&J Energy Services, Inc.(a)	12,340	173,377
Core Laboratories N.V.	1,580	100,156
Diamond Offshore Drilling, Inc.(a)	15,120	146,815
Dril-Quip, Inc.(a)	1,510	65,776
Ensco Rowan PLC, Class A	24,799	346,442
Era Group, Inc.(a)	2,320	22,365
Exterran Corp.(a)	6,315	89,799
Geospace Technologies Corp.(a)	570	7,666
Gulf Island Fabrication, Inc.(a)	2,270	19,522
Helix Energy Solutions Group, Inc.(a)	27,610	215,910
KLX Energy Services Holdings, Inc.(a)	11,262	315,899
Matrix Service Co.(a)	6,690	131,191
McDermott International, Inc.(a)	61,243	495,456
Nabors Industries Ltd.	16,025	56,088
Newpark Resources, Inc.(a)	19,220	140,306
Noble Corp. PLC(a)	20,650	54,310
Oceaneering International, Inc.(a)	14,100	270,720
Oil States International, Inc.(a)	7,990	154,367
Patterson-UTI Energy, Inc.	26,350	358,096
Pioneer Energy Services Corp.(a)	134,200	233,508
ProPetro Holding Corp.(a)	20,240	447,911
SEACOR Holdings, Inc.(a)	4,080	181,723
Superior Energy Services, Inc.(a)	61,980	222,508
TETRA Technologies, Inc.(a)	4,190	9,972
Transocean Ltd.(a)	26,210	206,011
Unit Corp.(a)	4,250	57,630
US Silica Holdings, Inc.	23,860	377,465
		5,314,873
ENTERTAINMENT (0.7%)
Cinemark Holdings, Inc.	6,410	269,540
Live Nation, Inc.(a)	10,342	675,746
Marcus Corp.	6,550	246,411
World Wrestling Entertainment, Inc.	5,350	448,598
		1,640,295
EQUITY REAL ESTATE INVESTMENT TRUSTS (6.8%)
Acadia Realty Trust	5,897	166,531
Agree Realty Corp.	6,380	417,699
Alexander & Baldwin, Inc.	8,953	211,470
American Assets Trust, Inc.	2,680	123,789
American Campus Communities, Inc.	12,030	567,816
Armada Hoffler Properties, Inc.	11,780	190,247
Brixmor Property Group, Inc.	15,730	281,252
Camden Property Trust	5,100	513,315
CareTrust REIT, Inc.	5,798	140,601
CBL & Associates Properties, Inc.	63,180	63,812
Cedar Shopping Centers, Inc.	8,720	26,770

See notes to financial statements.

STEWARD FUNDS
SCHEDULE OF PORTFOLIO INVESTMENTS — April 30, 2019

STEWARD SMALL-MID CAP ENHANCED INDEX FUND

	Shares	Value
Chatham Lodging Trust	2,040	$40,168
Chesapeake Lodging Trust	3,940	112,290
Community Healthcare Trust, Inc.	3,230	117,830
Corecivic, Inc.	6,958	144,796
Coresite Realty Corp.	1,880	205,691
Corporate Office Properties Trust	5,850	163,098
Cousins Properties, Inc.	20,119	192,539
Cyrusone, Inc.	8,800	490,072
DiamondRock Hospitality Co.	15,560	168,982
Douglas Emmett, Inc.	9,010	371,122
Easterly Government Properties, Inc.	11,320	203,760
EastGroup Properties, Inc.	1,740	198,934
EPR Properties	4,130	325,692
First Industrial Realty Trust, Inc.	8,810	310,729
Four Corners Property Trust, Inc.	13,337	379,304
Franklin Street Properties Corp.	3,250	25,545
Getty Realty Corp.	2,470	80,102
Global Net Lease, Inc.	4,260	81,238
Healthcare Realty Trust, Inc.	7,960	245,805
Hersha Hospitality Trust	8,390	155,802
Highwood Properties, Inc.	5,760	256,781
Hospitality Properties Trust	8,860	230,360
Independence Realty Trust, Inc.	530	5,613
Innovative Industrial Properties, Inc.	4,700	400,158
iStar, Inc.	17,550	152,158
JBG Smith Properties	6,400	272,320
Kilroy Realty Corp.	5,640	433,772
Kite Realty Group Trust	7,825	123,557
Lamar Advertising Co.	4,540	375,322
Lexington Corporate Properties Trust	17,775	161,219
Liberty Property Trust	8,550	424,422
Life Storage, Inc.	3,200	304,928
LTC Properties, Inc.	2,620	118,057
Mack-Cali Realty Corp.	5,010	116,633
Medical Properties Trust, Inc.	32,210	562,387
National Retail Properties, Inc.	11,710	616,180
National Storage Affiliates	6,930	202,772
Northstar Realty Europe Corp.	2,120	37,800
Office Properties Income Trust	2,917	79,167
OMEGA Healthcare Investors, Inc.	15,726	556,543
Pebblebrook Hotel Trust	7,816	254,489
Pennsylvania Real Estate Investment Trust	3,840	23,117
Potlatch Corp.	4,092	158,197
PS Business Parks, Inc.	730	112,143
Rayonier, Inc.	7,010	222,848
Retail Opportunity Investments Corp.	8,900	156,195
RPT Realty	2,430	29,476
Sabra Healthcare REIT, Inc.	16,989	332,305
Saul Centers, Inc.	610	32,543
Senior Housing Properties Trust	21,910	175,937
Summit Hotel Properties, Inc.	13,150	152,671
Tanger Factory Outlet Center	6,790	122,627
Taubman Centers, Inc.	3,520	173,536
The Geo Group, Inc.	6,934	138,819
Uniti Group, Inc.	10,184	111,922
Universal Health Realty Income Trust	480	38,890

	Shares	Value
Urban Edge Properties	5,590	$103,806
Urstadt Biddle Properties, Inc., Class A	6,270	137,501
Washington Prime Group, Inc.	34,810	154,905
Washington Real Estate	3,790	107,030
Weingarten Realty Investors	7,820	226,311
Whitestone REIT	1,030	13,215
Xenia Hotels & Resorts, Inc.	9,180	198,747
		15,324,180
FOOD & STAPLES RETAILING (0.6%)
Chefs’ Warehouse, Inc.(a)	1,430	46,732
SpartanNash Co.	22,044	356,452
Sprouts Farmers Markets, Inc.(a)	7,920	169,646
The Andersons, Inc.	11,265	368,366
United Natural Foods, Inc.(a)	32,890	424,939
		1,366,135
FOOD PRODUCTS (1.4%)
B&G Foods, Inc.	4,120	107,120
Calavo Growers, Inc.	810	77,606
Cal-Maine Foods, Inc.	1,850	76,054
Darling International, Inc.(a)	10,220	222,898
Dean Foods Co.	61,450	104,465
Flowers Foods, Inc.	11,083	240,944
Hain Celestial Group, Inc. (The)(a)	10,530	229,765
Ingredion, Inc.	3,540	335,415
J & J Snack Foods Corp.	670	105,311
John B. Sanfilippo & Son, Inc.	480	34,613
Lancaster Colony Corp.	1,340	199,271
Post Holdings, Inc.(a)	4,955	558,825
Sanderson Farms, Inc.	1,970	298,711
Seneca Foods Corp., Class A(a)	8,880	219,780
Tootsie Roll Industries, Inc.	1,045	40,577
TreeHouse Foods, Inc.(a)	4,840	324,183
		3,175,538
GAS UTILITIES (1.0%)
National Fuel Gas Co.	6,500	384,865
New Jersey Resources Corp.	4,940	247,395
Northwest Natural Holding Co.	1,670	111,706
One Gas, Inc.	3,040	269,101
South Jersey Industries, Inc.	5,050	162,206
Southwest Gas Corp.	2,660	221,285
Spire, Inc.	2,930	246,677
UGI Corp.	11,460	624,685
		2,267,920
HEALTH CARE EQUIPMENT & SUPPLIES (3.4%)
AngioDynamics, Inc.(a)	13,300	273,182
Anika Therapeutics, Inc.(a)	1,080	34,398
Avanos Medical, Inc.(a)	7,680	322,176
Cantel Medical Corp.	1,957	134,915
Cardiovascular Systems, Inc.(a)	9,610	341,539
CONMED Corp.	5,450	436,163
CryoLife, Inc.(a)	4,810	147,475
Cutera, Inc.(a)	1,240	21,998
Globus Medical, Inc.(a)	10,290	463,976
Haemonetics Corp.(a)	3,430	299,370

See notes to financial statements.

STEWARD FUNDS
SCHEDULE OF PORTFOLIO INVESTMENTS — April 30, 2019

STEWARD SMALL-MID CAP ENHANCED INDEX FUND

	Shares	Value
Heska Corp.(a)	1,960	$152,214
Hill-Rom Holdings, Inc.	3,600	365,112
ICU Medical, Inc.(a)	794	180,635
Inogen, Inc.(a)	850	74,205
Integer Holdings Corp.(a)	3,610	249,415
Integra LifeSciences Holdings Corp.(a)	6,540	341,323
Invacare Corp.	26,900	199,060
Lantheus Holdings, Inc.(a)	2,370	57,259
Lemaitre Vascular, Inc.	1,180	34,078
LivaNova PLC(a)	4,150	285,893
Masimo Corp.(a)	3,260	424,289
Meridian Bioscience, Inc.	6,500	74,815
Merit Medical Systems, Inc.(a)	4,855	272,754
Natus Medical, Inc.(a)	2,130	56,999
Neogen Corp.(a)	5,879	356,620
NuVasive, Inc.(a)	2,880	174,528
OraSure Technologies, Inc.(a)	4,780	45,219
Orthofix Medical, Inc.(a)	1,230	67,392
STERIS PLC	5,620	736,108
SurModics, Inc.(a)	2,650	115,116
Tactile Systems Technology, Inc.(a)	6,820	339,363
Varex Imaging Corp.(a)	2,520	82,757
West Pharmaceutical Services, Inc.	3,930	486,495
		7,646,841
HEALTH CARE PROVIDERS & SERVICES (2.4%)
Acadia Healthcare(a)	9,910	317,318
Addus Homecare Corp.(a)	1,770	120,183
Amedisys, Inc.(a)	3,929	502,205
AMN Healthcare Services, Inc.(a)	4,370	227,502
Biotelemetry, Inc.(a)	3,100	168,640
Chemed Corp.	1,031	336,910
CorVel Corp.(a)	2,100	150,780
Covetrus, Inc.(a)	5,610	184,401
Cross Country Healthcare, Inc.(a)	30,730	216,647
Diplomat Pharmacy, Inc.(a)	16,130	90,006
Encompass Health Corp.	7,660	493,687
HealthEquity, Inc.(a)	2,990	202,573
LHC Group, Inc.(a)	1,600	177,776
Magellan Health Services, Inc.(a)	6,450	451,500
Molina Healthcare, Inc.(a)	4,785	620,280
Owens & Minor, Inc.	24,315	82,914
Patterson Companies, Inc.	13,610	297,242
Providence Service Corp.(a)	560	37,145
Select Medical Holdings Corp.(a)	9,990	143,556
The Ensign Group, Inc.	5,770	297,270
Tivity Health, Inc.(a)	6,923	149,675
U.S. Physical Therapy, Inc.	560	65,234
		5,333,444
HEALTH CARE TECHNOLOGY (0.7%)
Allscripts Healthcare Solutions, Inc.(a)	9,606	94,811
Computer Programs & Systems, Inc.	890	27,047
Healthstream, Inc.(a)	1,710	44,768
HMS Holdings Corp.(a)	9,320	283,608
Medidata Solutions, Inc.(a)	3,330	300,832
Nextgen Healthcare, Inc.(a)	8,360	157,085

	Shares	Value
Omnicell, Inc.(a)	4,220	$339,119
Tabula Rasa Healthcare, Inc.(a)	5,550	295,593
		1,542,863
HOTELS, RESTAURANTS & LEISURE (2.1%)
Biglari Holdings, Inc., Class A(a)	1	516
Cracker Barrel Old Country Store, Inc.	1,400	236,236
DineEquity, Inc.	2,150	190,619
Domino’s Pizza, Inc.	2,815	761,683
Dunkin’ Brands Group, Inc.	5,390	402,256
El Pollo Loco Holdings, Inc.(a)	11,850	151,443
Fiesta Restaurant Group, Inc.(a)	1,980	25,067
International Speedway Corp., Class A	1,850	81,622
Jack in the Box, Inc.	1,750	134,925
Marriott Vacations Worldwide Corp.	3,506	370,339
Papa John’s International, Inc.	1,490	76,228
Shake Shack, Inc.(a)	8,080	495,304
Six Flags Entertainment Corp.	4,310	228,818
The Wendy’s Co.	21,230	395,090
Wingstop, Inc.	5,590	420,759
Wyndham Hotels & Resorts, Inc.	8,260	460,247
Wyndham Worldwide Corp.	6,630	288,803
		4,719,955
HOUSEHOLD DURABLES (2.8%)
Cavco Industries, Inc.(a)	1,310	163,449
Century Communities, Inc.(a)	11,240	285,833
Ethan Allen Interiors, Inc.	6,560	144,976
Helen of Troy Ltd.(a)	2,510	361,440
Installed Building Products, Inc.(a)	1,350	64,840
iRobot Corp.(a)	4,460	461,788
KB HOME	21,960	568,984
La-Z-Boy, Inc.	2,770	90,856
LGI Homes, Inc.(a)	3,380	234,268
M.D.C. Holdings, Inc.	11,072	338,360
M/I Homes, Inc.(a)	18,080	509,314
Meritage Homes Corp.(a)	10,310	527,356
NVR, Inc.(a)	168	529,617
Tempur-Pedic International, Inc.(a)	2,580	158,412
Toll Brothers, Inc.	14,740	561,594
TopBuild Corp.(a)	3,800	270,674
TRI Pointe Group, Inc.(a)	30,960	404,028
Tupperware Corp.	3,250	77,350
Universal Electronics, Inc.(a)	920	35,006
William Lyon Homes, Class A(a)	33,950	572,397
		6,360,542
HOUSEHOLD PRODUCTS (0.3%)
Central Garden & Pet Co.(a)	770	20,775
Central Garden & Pet Co., Class A(a)	4,730	115,790
Energizer Holdings, Inc.	3,630	173,841
WD-40 Co.	1,772	298,139
		608,545
INDUSTRIAL CONGLOMERATES (0.3%)
Carlisle Co., Inc.	2,930	414,360
Raven Industries, Inc.	4,580	178,208
		592,568

See notes to financial statements.

STEWARD FUNDS
SCHEDULE OF PORTFOLIO INVESTMENTS — April 30, 2019

STEWARD SMALL-MID CAP ENHANCED INDEX FUND

	Shares	Value
INSURANCE (4.1%)
Alleghany Corp.(a)	827	$543,240
AMBAC Financial Group, Inc.(a)	13,530	253,011
American Equity Investment Life Holding Co.	5,750	169,107
American Financial Group, Inc.	3,390	350,967
Amerisafe, Inc.	1,150	68,103
Brighthouse Financial, Inc.(a)	11,100	463,869
Brown & Brown, Inc.	16,380	520,065
CNO Financial Group, Inc.	21,380	353,839
eHealth, Inc.(a)	3,820	232,027
Employers Holdings, Inc.	1,950	83,694
First American Financial Corp.	8,840	504,410
Genworth Financial, Inc., Class A(a)	34,100	129,239
HCI Group, Inc.	4,060	173,037
Horace Mann Educators Corp.	4,250	163,965
James River Group Holdings	1,860	78,529
Kemper Corp.	3,292	295,885
Mercury General Corp.	1,610	86,586
Old Republic International Corp.	23,700	529,932
Primerica, Inc.	4,470	582,396
ProAssurance Corp.	3,240	121,597
Reinsurance Group of America, Inc.	4,400	666,644
RenaissanceRe Holdings Ltd.	2,130	330,917
RLI Corp.	4,760	387,131
Safety Insurance Group, Inc.	600	55,752
Selective Insurance Group, Inc.	3,370	240,315
Stewart Information Services Corp.	4,900	208,299
The Hanover Insurance Group, Inc.	2,030	244,838
The Navigators Group, Inc.	4,600	321,724
Third Point Reinsurance Ltd.(a)	18,420	213,856
United Fire Group, Inc.	5,240	228,516
United Insurance Holdings Corp.	2,090	32,019
Universal Insurance Holdings, Inc.	6,320	188,273
W.R. Berkley Corp.	8,295	508,484
		9,330,266
INTERACTIVE MEDIA & SERVICES (0.4%)
Care.com, Inc.(a)	14,990	251,083
Cars.com, Inc.(a)	4,230	88,026
QuinStreet, Inc.(a)	10,720	152,974
Yelp, Inc.(a)	7,950	318,477
		810,560
INTERNET & DIRECT MARKETING RETAIL (0.2%)
Liquidity Services, Inc.(a)	26,310	178,645
PetMed Express, Inc.	1,410	30,808
Shutterfly, Inc.(a)	2,120	92,920
Shutterstock, Inc.	1,230	49,753
Stamps.com, Inc.(a)	2,020	173,316
		525,442
IT SERVICES (2.7%)
CACI International, Inc., Class A(a)	1,677	326,914
Cardtronics PLC, Class A(a)	7,450	266,412
CoreLogic, Inc.(a)	5,250	213,203
CSG Systems International, Inc.	1,980	88,407

	Shares	Value
EVERTEC, Inc.	3,390	$106,141
ExlService Holdings, Inc.(a)	2,170	128,898
Leidos Holdings, Inc.	10,070	739,944
LiveRamp Holdings, Inc.(a)	8,080	471,306
ManTech International Corp., Class A	1,670	103,523
MAXIMUS, Inc.	6,330	466,205
NIC, Inc.	4,870	84,056
Perficient, Inc.(a)	14,160	416,870
Perspecta, Inc.	11,370	262,420
Sabre Corp.	21,640	449,246
Science Applications International Corp.	2,754	206,412
Sykes Enterprises, Inc.(a)	5,800	160,950
Teradata Corp.(a)	6,920	314,652
Travelport Worldwide Ltd.	7,140	111,955
TTEC Holdings, Inc.	950	34,637
Unisys Corp.(a)	27,550	308,836
Virtusa Corp.(a)	4,790	266,085
WEX, Inc.(a)	2,732	574,540
		6,101,612
LEISURE PRODUCTS (0.4%)
Brunswick Corp.	4,860	248,881
Callaway Golf Co.	5,740	100,794
Nautilus Group, Inc.(a)	2,140	11,449
Polaris Industries, Inc.	2,930	282,452
Sturm Ruger & Co., Inc.	980	54,870
Vista Outdoor, Inc.(a)	29,160	251,651
		950,097
LIFE SCIENCES TOOLS & SERVICES (1.5%)
Bio-Rad Laboratories, Inc., Class A(a)	1,425	428,825
Bio-Techne Corp.	1,974	403,861
Cambrex Corp.(a)	1,960	84,319
Charles River Laboratories International, Inc.(a)	2,530	355,389
Luminex Corp.	13,350	304,514
Medpace Holdings, Inc.(a)	7,230	406,109
Neogenomics, Inc.(a)	27,590	574,700
PRA Health Sciences, Inc.(a)	5,720	553,810
Syneos Health, Inc.(a)	3,440	161,439
		3,272,966
MACHINERY (5.0%)
Actuant Corp., Class A	3,220	82,368
AGCO Corp.	6,080	430,342
Alamo Group, Inc.	350	36,274
Albany International Corp., Class A	3,050	225,608
Astec Industries, Inc.	3,870	130,458
Barnes Group, Inc.	2,740	152,399
Briggs & Stratton Corp.	16,520	201,544
Chart Industries, Inc.(a)	1,680	148,294
CIRCOR International, Inc.(a)	4,830	162,868
Colfax Corp.(a)	12,410	374,410
Crane Co.	2,460	209,223
DMC Global, Inc.	4,780	331,254
Donaldson Company, Inc.	7,140	382,276
EnPro Industries, Inc.	810	60,199
ESCO Technologies, Inc.	3,070	230,250

See notes to financial statements.

STEWARD FUNDS
SCHEDULE OF PORTFOLIO INVESTMENTS — April 30, 2019

STEWARD SMALL-MID CAP ENHANCED INDEX FUND

	Shares	Value
Federal Signal Corp.	3,170	$91,201
Franklin Electric Co., Inc.	6,030	294,626
Graco, Inc.	9,530	488,412
Greenbrier Companies, Inc.	5,730	203,587
Harsco Corp.(a)	12,610	285,490
Hillenbrand, Inc.	3,420	147,128
IDEX Corp.	4,340	679,904
ITT, Inc.	8,180	495,299
John Bean Technologies Corp.	1,565	171,821
Kennametal, Inc.	7,740	315,018
Lincoln Electric Holdings, Inc.	2,950	257,446
Lindsay Corp.	380	32,300
Lydall, Inc.(a)	12,930	318,207
Mueller Industries, Inc.	6,100	177,937
Nordson Corp.	2,590	378,011
Oshkosh Truck Corp.	4,990	412,124
Proto Labs, Inc.(a)	2,560	281,062
SPX Corp.(a)	9,770	356,605
SPX FLOW, Inc.(a)	4,690	168,559
Standex International Corp.	200	13,214
Tennant Co.	790	52,440
Terex Corp.	6,970	232,310
The Timken Co.	5,690	272,836
Titan International, Inc.	38,180	264,587
Toro Co.	5,970	436,706
Trinity Industries, Inc.	18,050	389,158
Wabash National Corp.	16,450	248,066
Watts Water Technologies, Inc., Class A	1,150	98,429
Woodward, Inc.	4,060	442,134
		11,162,384
MARINE (0.3%)
Kirby Corp.(a)	2,720	222,279
Matson, Inc.	8,640	342,230
		564,509
MEDIA (0.9%)
Cable One, Inc.	224	237,559
E.W. Scripps Co. (The), Class A	12,080	275,303
Gannett Company, Inc.	30,630	285,778
Meredith Corp.	2,220	130,980
New Media Investment Group, Inc.	18,320	195,841
New York Times Co. (The), Class A	15,250	505,537
Scholastic Corp.	2,070	82,552
TechTarget(a)	1,140	19,027
TEGNA, Inc.	14,110	224,631
Wiley (John) & Sons, Inc., Class A	2,750	126,995
		2,084,203
METALS & MINING (2.1%)
AK Steel Holding Corp.(a)	33,160	80,247
Allegheny Technologies, Inc.(a)	19,280	480,458
Carpenter Technology Corp.	5,470	271,695
Century Aluminum Co.(a)	33,720	283,585
Commercial Metals Co.	17,330	299,636
Compass Minerals International, Inc.	1,660	95,267

	Shares	Value
Haynes International, Inc.	690	$22,294
Kaiser Aluminum Corp.	3,050	300,120
Materion Corp.	1,030	59,771
Olympic Steel, Inc.	21,180	343,540
Reliance Steel & Aluminum Co.	5,790	532,448
Royal Gold, Inc.	3,370	293,392
Steel Dynamics, Inc.	15,930	504,662
SunCoke Energy, Inc.(a)	33,780	290,846
TimkenSteel Corp.(a)	29,925	303,440
United States Steel Corp.	27,140	423,384
Worthington Industries, Inc.	4,380	175,769
		4,760,554
MORTGAGE REAL ESTATE INVESTMENT TRUSTS (0.6%)
Apollo Commercial Real Estate Finance, Inc.	13,230	247,930
Armour Residential REIT, Inc.	3,570	68,115
Capstead Mortgage Corp.	12,450	106,945
Granite Point Mortgage Trust, Inc.	2,090	40,191
Invesco Mortgage Capital Inc.	13,180	215,098
New York Mortgage Trust, Inc.	22,560	142,128
Pennymac Mortgage Investment Trust	9,690	203,490
Redwood Trust, Inc.	16,230	265,523
		1,289,420
MULTILINE RETAIL (0.5%)
Big Lots, Inc.	8,870	329,609
Dillard’s, Inc.	5,880	402,486
J.C. Penney Co., Inc.(a)	157,380	215,611
Ollie’s Bargain Outlet Holdings, Inc.(a)	2,940	281,181
		1,228,887
MULTI-UTILITIES (0.5%)
Avista Corp.	3,820	164,795
Black Hills Corp.	5,230	380,535
MDU Resources Group, Inc.	11,290	295,233
NorthWestern Corp.	3,010	210,249
		1,050,812
OIL, GAS & CONSUMABLE FUELS (3.5%)
Bonanza Creek Energy, Inc.(a)	1,110	26,718
Callon Petroleum Corp.(a)	41,840	314,218
Carrizo Oil & Gas, Inc.(a)	16,810	215,504
Chesapeake Energy Corp.(a)	70,440	204,980
CNX Resources Corp.(a)	36,560	327,578
CONSOL Energy, Inc.(a)	1,637	55,494
Denbury Resources, Inc.(a)	165,270	368,552
EQT Corp.	20,620	421,679
Equitrans Midstream Corp.	22,400	466,592
Green Plains Renewable Energy, Inc.	23,090	401,073
Gulfport Energy Corp.(a)	27,570	180,583
HighPoint Resources Corp.(a)	106,540	291,920
Laredo Petroleum, Inc.(a)	39,830	120,287
Matador Resources Co.(a)	6,450	127,000
Murphy Oil Corp.	18,190	495,496
Oasis Petroleum, Inc.(a)	32,030	195,383
Par Pacific Holdings, Inc.(a)	14,690	287,043
PBF Energy, Inc.	6,880	231,030

See notes to financial statements.

STEWARD FUNDS
SCHEDULE OF PORTFOLIO INVESTMENTS — April 30, 2019

STEWARD SMALL-MID CAP ENHANCED INDEX FUND

	Shares	Value
PDC Energy, Inc.(a)	3,160	$137,428
Penn Virginia Corp.(a)	5,720	256,828
QEP Resources, Inc.(a)	46,370	348,702
Range Resources Corp.	26,220	237,029
Renewable Energy Group, Inc.(a)	20,710	499,525
REX American Resources Corp.(a)	1,950	164,795
Ring Energy, Inc.(a)	12,630	65,423
SM Energy Co.	15,090	240,384
Southwestern Energy Co.(a)	30,940	122,213
SRC Energy, Inc.(a)	34,460	211,929
Whiting Petroleum Corporation(a)	4,650	127,364
World Fuel Services Corp.	15,460	476,941
WPX Energy, Inc.(a)	22,140	307,525
		7,927,216
PAPER & FOREST PRODUCTS (0.9%)
Boise Cascade Co.	13,700	379,353
Clearwater Paper Corp.(a)	14,390	290,246
Domtar Corp.	7,870	384,843
Louisiana-Pacific Corp.	8,600	215,430
Mercer International, Inc.	20,370	288,439
Neenah Paper, Inc.	730	49,531
P.H. Glatfelter & Co.	29,000	457,620
		2,065,462
PERSONAL PRODUCTS (0.7%)
Avon Products, Inc.(a)	190,960	607,253
Edgewell Personal Care Co.(a)	3,310	136,471
Inter Parfums, Inc.	4,130	299,384
Medifast, Inc.	2,920	428,335
Nu Skin Enterprises, Inc.	3,030	154,136
		1,625,579
PHARMACEUTICALS (1.1%)
Akorn, Inc.(a)	11,600	31,320
Amphastar Pharmaceuticals, Inc.(a)	6,830	147,460
ANI Pharmaceuticals, Inc.(a)	430	30,521
Assertio Therapeutics, Inc.(a)	27,700	115,509
Catalent, Inc.(a)	8,360	374,695
Corcept Therapeutics, Inc.(a)	15,910	196,966
ENDO International PLC(a)	28,050	210,375
Innoviva, Inc.(a)	19,410	272,322
Lannett Co., Inc.(a)	21,070	162,028
Mallinckrodt PLC(a)	20,330	314,302
Phibro Animal Health Corp., Class A	1,400	48,594
Prestige Brands Holdings, Inc.(a)	3,480	102,382
Supernus Pharmaceuticals, Inc.(a)	10,460	384,196
The Medicines Co.(a)	4,140	132,273
		2,522,943
PROFESSIONAL SERVICES (1.4%)
ASGN, Inc.(a)	5,490	346,089
Exponent, Inc.	5,240	296,689
Forrester Research, Inc.	2,410	122,573
FTI Consulting, Inc.(a)	2,120	180,158
Heidrick & Struggles International, Inc.	1,230	44,009
Insperity, Inc.	3,350	400,526
Kelly Services, Inc., Class A	18,660	415,372

	Shares	Value
Korn/Ferry International, Inc.	3,660	$172,093
Manpower, Inc.	6,350	609,854
Navigant Consulting, Inc.	2,970	67,805
Resources Connection, Inc.	3,150	50,589
TrueBlue, Inc.(a)	9,770	236,043
WageWorks, Inc.(a)	2,290	111,729
		3,053,529
REAL ESTATE MANAGEMENT & DEVELOPMENT (0.5%)
HFF, Inc., Class A	2,290	108,981
Jones Lang LaSalle, Inc.	2,874	444,234
Marcus & Millichap, Inc.(a)	4,600	198,260
RE/MAX Holdings, Inc.	1,160	50,263
Realogy Holdings Corp.	25,300	329,406
		1,131,144
ROAD & RAIL (1.3%)
ArcBest Corp.	8,220	251,203
Avis Budget Group, Inc.(a)	10,400	369,720
Genesee & Wyoming, Inc., Class A(a)	2,820	249,993
Heartland Express, Inc.	2,973	58,509
Knight-Swift Transportation Holdings, Inc.	12,460	415,541
Landstar System, Inc.	2,010	219,010
Marten Transport Ltd.	2,936	58,074
Old Dominion Freight Line, Inc.	3,330	497,102
Ryder System, Inc.	8,910	561,330
Saia, Inc.(a)	1,350	86,926
Werner Enterprises, Inc.	4,420	148,070
		2,915,478
SEMICONDUCTORS & SEMICONDUCTOR EQUIPMENT (3.1%)
Advanced Energy Industries, Inc.(a)	1,970	113,787
Axcelis Technologies, Inc.(a)	2,280	48,541
Brooks Automation, Inc.	8,150	305,706
Cabot Microelectronics Corp.	2,940	371,175
CEVA, Inc.(a)	1,520	38,289
Cirrus Logic, Inc.(a)	3,510	167,006
Cohu, Inc.	2,960	43,897
Cree, Inc.(a)	5,670	374,730
Cypress Semiconductor Corp.	27,940	480,009
Diodes, Inc.(a)	2,080	75,754
DSP Group, Inc.(a)	1,120	16,005
First Solar, Inc.(a)	4,110	252,888
FormFactor, Inc.(a)	4,750	90,012
Ichor Holdings Ltd.(a)	8,840	222,591
Kopin Corp.(a)	11,930	14,912
Kulicke & Soffa Industries, Inc.	4,140	96,338
Maxlinear, Inc., Class A(a)	3,840	103,334
MKS Instruments, Inc.	2,690	244,817
Monolithic Power Systems, Inc.	1,950	303,635
Nanometrics, Inc.(a)	12,060	359,267
PDF Solutions, Inc.(a)	1,270	16,485
Photronics, Inc.(a)	19,770	184,652
Power Integrations, Inc.	1,440	113,789
Rambus, Inc.(a)	9,760	111,850
Rudolph Technologies, Inc.(a)	2,150	52,009
Semtech Corp.(a)	7,820	421,263

See notes to financial statements.

STEWARD FUNDS
SCHEDULE OF PORTFOLIO INVESTMENTS — April 30, 2019

STEWARD SMALL-MID CAP ENHANCED INDEX FUND

	Shares	Value
Silicon Laboratories, Inc.(a)	2,990	$321,903
SMART Global Holdings, Inc.(a)	700	15,218
Solaredge Technologies, Inc.(a)	2,470	109,421
Synaptics, Inc.(a)	1,900	71,573
Teradyne, Inc.	10,000	490,000
Ultra Clean Holdings, Inc.(a)	46,170	552,655
Universal Display Corp.	2,250	359,100
Veeco Instruments, Inc.(a)	3,669	44,688
Versum Materials, Inc.	6,270	327,169
Xperi Corp.	2,950	73,308
		6,987,776
SOFTWARE (2.9%)
8x8, Inc.(a)	10,860	259,771
ACI Worldwide, Inc.(a)	9,060	321,811
Agilysys, Inc.(a)	6,570	125,684
Alarm.com Holding, Inc.(a)	2,040	144,595
Blackbaud, Inc.	2,630	208,533
Bottomline Technologies, Inc.(a)	7,330	370,678
CDK Global, Inc.	7,110	428,875
CommVault Systems, Inc.(a)	5,450	286,670
Ebix, Inc.	1,380	69,663
Fair Isaac Corp.(a)	2,188	612,093
J2 Global, Inc.	4,580	401,300
LivePerson, Inc.(a)	3,270	95,909
LogMeIn, Inc.	2,660	219,184
Manhattan Associates, Inc.(a)	3,830	258,334
MicroStrategy, Inc., Class A(a)	289	43,263
Monotype Imaging Holdings, Inc.	2,060	35,514
OneSpan, Inc.(a)	1,650	30,591
Progress Software Corp.	2,800	127,708
PTC, Inc.(a)	7,310	661,336
Qualys, Inc.(a)	1,870	168,786
SPS Commerce, Inc.(a)	3,720	385,913
TIVO Corp.	13,973	130,927
Tyler Technologies, Inc.(a)	1,963	455,239
Ultimate Software Group, Inc.(a)	1,986	656,671
		6,499,048
SPECIALTY RETAIL (5.4%)
Aaron’s, Inc.	3,950	219,975
Abercrombie & Fitch Co., Class A	14,940	446,557
American Eagle Outfitters, Inc.	10,920	259,678
Asbury Automotive Group(a)	1,030	82,585
Ascena Retail Group, Inc.(a)	170,303	202,660
AutoNation, Inc.(a)	12,590	527,899
Barnes & Noble Education, Inc.(a)	27,800	119,540
Barnes & Noble, Inc.	18,510	93,105
Bed Bath & Beyond, Inc.	40,350	674,248
Boot Barn Holdings, Inc.(a)	410	11,804
Caleres, Inc.	8,635	226,496
Cato Corp., Class A	17,760	269,242
Chico’s FAS, Inc.	59,790	209,265
Children’s Place Retail Stores, Inc.	2,430	274,153
Conn’s, Inc.(a)	10,610	274,481
Designer Brands, Inc.	4,420	98,345
Dick’s Sporting Goods, Inc.	9,780	361,860

	Shares	Value
Express, Inc.(a)	63,960	$235,373
Five Below, Inc.(a)	2,990	437,706
GameStop Corp., Class A	13,810	119,456
Genesco, Inc.(a)	8,100	362,961
Group 1 Automotive, Inc.	7,480	585,759
Guess?, Inc.	16,740	340,994
Haverty Furniture Companies, Inc.	8,640	205,805
Hibbett Sports, Inc.(a)	25,960	537,372
Kirkland’s, Inc.(a)	21,820	128,302
Lithia Motors, Inc., Class A	4,410	500,623
Lumber Liquidators Holdings, Inc.(a)	19,890	262,946
MarineMax, Inc.(a)	12,800	221,312
Michaels Companies, Inc. (The)(a)	6,250	70,250
Monro Muffler Brake, Inc.	3,495	292,986
Office Depot, Inc.	156,666	375,998
Rent-A-Center, Inc.(a)	13,640	340,045
Restoration Hardware, Inc.(a)	990	105,643
Sally Beauty Holdings, Inc.(a)	7,800	138,060
Shoe Carnival, Inc.	7,710	274,939
Signet Jewelers Ltd.	5,450	126,331
Sleep Number Corp.(a)	7,360	256,128
Sonic Automotive, Inc., Class A	28,830	583,231
Tailored Brands, Inc.	22,320	181,908
The Buckle, Inc.	2,025	37,422
The Tile Shop Holdings, Inc.	3,740	18,176
Urban Outfitters, Inc.(a)	12,120	360,328
Vitamin Shoppe, Inc.(a)	43,940	275,943
Williams-Sonoma, Inc.	4,560	260,695
Zumiez, Inc.(a)	10,480	279,082
		12,267,667
TECHNOLOGY HARDWARE, STORAGE & PERIPHERALS (0.3%)
3D Systems Corp.(a)	19,660	209,183
Cray, Inc.(a)	2,470	64,862
Diebold, Inc.(a)	4,830	48,735
Electronics for Imaging, Inc.(a)	2,570	95,578
NCR Corp.(a)	7,520	217,704
		636,062
TEXTILES, APPAREL & LUXURY GOODS (1.0%)
Carter’s, Inc.	2,360	249,948
Crocs, Inc.(a)	9,170	255,384
Deckers Outdoor Corp.(a)	3,080	487,287
Fossil Group, Inc.(a)	7,970	104,168
G-III Apparel Group Ltd.(a)	5,200	224,380
Movado Group, Inc.	1,320	47,058
Oxford Industries, Inc.	760	63,126
Skechers U.S.A., Inc., Class A(a)	8,070	255,496
Steven Madden Ltd.	5,225	189,929
Unifi, Inc.(a)	5,370	108,474
Vera Bradley, Inc.(a)	10,800	132,624
Wolverine World Wide, Inc.	5,950	219,019
		2,336,893

See notes to financial statements.

STEWARD FUNDS
SCHEDULE OF PORTFOLIO INVESTMENTS — April 30, 2019

STEWARD SMALL-MID CAP ENHANCED INDEX FUND

	Shares	Value
THRIFTS & MORTGAGE FINANCE (0.8%)
Axos Financial, Inc.(a)	3,480	$113,866
Dime Community Bancshares, Inc.	1,490	30,023
Flagstar Bancorp, Inc.	1,300	46,475
Homestreet, Inc.(a)	2,140	60,220
LendingTree, Inc.(a)	932	358,652
Meta Financial Group, Inc.	2,350	60,536
New York Community Bancorp, Inc.	38,440	447,057
NMI Holdings, Inc.(a)	4,000	112,320
Northfield Bancorp, Inc.	4,980	74,700
Northwest Bancshares, Inc.	3,450	60,134
Oritani Financial Corp.	2,820	48,927
Provident Financial Services, Inc.	3,730	98,920
TrustCo Bank Corp.	3,990	31,920
Walker & Dunlop, Inc.	1,500	82,425
Washington Federal, Inc.	6,110	202,485
		1,828,660
TRADING COMPANIES & DISTRIBUTORS (0.7%)
Applied Industrial Technologies, Inc.	1,980	118,681
DXP Enterprises, Inc.(a)	7,370	316,099
GATX Corp.	1,810	139,605
Kaman Corp., Class A	1,690	104,628
MSC Industrial Direct Co., Inc., Class A	2,290	191,559
NOW, Inc.(a)	7,070	103,363
Veritiv Corp.(a)	10,570	294,797
Watsco, Inc.	1,480	234,536
		1,503,268
WATER UTILITIES (0.3%)
American States Water Co.	2,020	143,763
Aqua America, Inc.	9,792	382,476
California Water Service Group	2,820	142,100
		668,339

	Shares	Value
WIRELESS TELECOMMUNICATION SERVICES (0.2%)
Spok Holdings, Inc.	2,630	$36,426
Telephone & Data Systems, Inc.	12,290	391,805
		428,231
TOTAL COMMON STOCKS (COST $202,520,483)		224,102,186
RIGHT (0.0%)
CHEMICALS (0.0%)
Schulman, Inc. CVR(a)	3,980	—
TOTAL RIGHT (COST $–)		—
TOTAL INVESTMENTS (COST $202,520,483) 99.5%		224,102,186
OTHER ASSETS IN EXCESS OF LIABILITIES 0.5%		1,195,165
NET ASSETS 100.0%		$225,297,351
(a)	Represents non-income producing security.

Amounts designated as “—” are $0 or have been rounded to $0.

AMBAC – Insured by American Municipal Bond Insurance  Assurance Corp.

CVR – Contingency Valued Right

PLC – Public Limited Company

REIT – Real Estate Investment Trust

See notes to financial statements.

STEWARD FUNDS
SCHEDULE OF PORTFOLIO INVESTMENTS — April 30, 2019

STEWARD INTERNATIONAL ENHANCED INDEX FUND

The table below sets forth the diversification of the Steward International Enhanced Index Fund investments by Country.

Country Diversification	Percent*
Canada	22.1%
United Kingdom	20.2
Japan	6.5
China	6.2
Netherlands	5.9
Taiwan, Province of China	5.8
Brazil	5.1
Germany	3.1
France	2.7
Hong Kong	2.4
Australia	2.3
India	2.2
Spain	2.1
Switzerland	2.0
Republic of Korea (South)	1.8
Mexico	1.6
Ireland (Republic of)	1.1
Italy	1.1
Chile	0.7
Sweden	0.5
Norway	0.4
Finland	0.4
Bermuda	0.4
South Africa	0.4
Colombia	0.3
Luxembourg	0.3
United States	0.3
Indonesia	0.2
Cayman Islands	0.2
Total Investments	98.3%
*	Percentages indicated are based on net assets as of April 30, 2019.

See notes to financial statements.

STEWARD FUNDS
SCHEDULE OF PORTFOLIO INVESTMENTS — April 30, 2019

STEWARD INTERNATIONAL ENHANCED INDEX FUND

	Shares	Value
COMMON STOCKS (98.3%)
AEROSPACE & DEFENSE (0.1%)
Embraer SA, Sponsored ADR	5,060	$101,251
AIR FREIGHT & LOGISTICS (0.1%)
ZTO Express Cayman, Inc., Sponsored ADR	8,450	168,408
AIRLINES (0.3%)
LATAM Airlines Group SA, Sponsored ADR	14,110	138,560
Ryanair Holdings PLC, Sponsored ADR(a)	3,738	290,219
		428,779
AUTO COMPONENTS (0.3%)
Magna International, Inc., Class A, ADR	8,320	462,925
AUTOMOBILES (3.9%)
Ferrari N.V.	2,940	399,928
Fiat Chrysler Automobiles N.V.	22,820	351,656
Honda Motor Co. Ltd., Sponsored ADR	41,160	1,147,953
Toyota Motor Corp., Sponsored ADR	30,310	3,746,316
		5,645,853
BANKS (21.2%)
Banco Bilbao Vizcaya Argentaria SA, Sponsored ADR	130,110	792,370
Banco Bradesco SA, Sponsored ADR	161,515	1,463,326
Banco de Chile, Sponsored ADR	8,109	238,405
Banco Santander Central Hispano SA, Sponsored ADR	310,085	1,547,324
Banco Santander Chile SA, Sponsored ADR	8,404	235,312
Bancolombia SA, Sponsored ADR	5,200	263,744
Bank of Montreal	17,320	1,367,760
Bank of Nova Scotia	30,100	1,657,306
Barclays PLC, Sponsored ADR	75,009	642,077
Canadian Imperial Bank of Commerce	12,480	1,051,066
Credicorp Ltd.	2,197	520,469
HDFC Bank Ltd., Sponsored ADR	13,180	1,511,087
HSBC Holdings PLC, Sponsored ADR	94,181	4,103,466
ICICI Bank Ltd., Sponsored ADR	39,470	451,932
ING Groep N.V., Sponsored ADR	81,040	1,034,070
Itau Unibanco Banco Multiplo SA, Sponsored ADR	190,347	1,646,502
KB Financial Group, Inc., Sponsored ADR	17,040	673,591
Lloyds Banking Group PLC, Sponsored ADR	305,785	993,801
Mitsubishi UFJ Financial Group, Inc., Sponsored ADR	258,040	1,279,878
Mizuho Financial Group, Inc., Sponsored ADR	225,180	707,065
Royal Bank of Canada	36,900	2,940,561
Royal Bank of Scotland Group PLC, Sponsored ADR	33,078	211,368
Shinhan Financial Group Co. Ltd., Sponsored ADR	20,340	770,886
Sumitomo Mitsui Financial Group, Inc., Sponsored ADR	139,440	1,016,518
The Toronto-Dominion Bank	43,790	2,494,716
Westpac Banking Corp., Sponsored ADR	76,595	1,494,369
		31,108,969

	Shares	Value
BEVERAGES (0.7%)
Fomento Economico, Sponsored ADR	11,150	$1,088,128
BIOTECHNOLOGY (0.1%)
BeiGene Ltd., Sponsored ADR(a)	1,180	146,591
CAPITAL MARKETS (2.5%)
Brookfield Asset Management, Inc., Class A	25,048	1,207,063
Credit Suisse Group, Sponsored ADR	52,549	698,902
Deutsche Bank AG	39,530	327,309
Nomura Holdings, Inc., Sponsored ADR	71,390	271,282
UBS Group AG	87,360	1,174,118
		3,678,674
CHEMICALS (0.9%)
Nutrien Ltd.	15,213	824,240
Sasol Ltd., Sponsored ADR	13,370	441,210
Sociedad Quimica y Minera de Chile SA, Sponsored ADR	2,990	106,564
		1,372,014
COMMERCIAL SERVICES & SUPPLIES (1.0%)
Waste Connections, Inc.	15,770	1,462,983
COMMUNICATIONS EQUIPMENT (0.9%)
Nokia Oyj, Sponsored ADR	113,670	600,178
Telefonektiebolaget LM Ericsson, Sponsored ADR	67,640	669,636
		1,269,814
CONSTRUCTION MATERIALS (0.8%)
CEMEX SA de CV, Sponsored ADR(a)	64,255	295,573
CRH PLC, Sponsored ADR	20,600	693,190
James Hardie Industries PLC, Sponsored ADR	12,330	168,798
		1,157,561
DIVERSIFIED CONSUMER SERVICES (0.3%)
New Oriental Education & Technology Group, Sponsored ADR(a)	2,540	242,468
TAL Education Group, Sponsored ADR(a)	6,970	268,136
		510,604
DIVERSIFIED FINANCIAL SERVICES (0.4%)
ORIX Corp., Sponsored ADR	7,560	529,956
DIVERSIFIED TELECOMMUNICATION SERVICES (4.1%)
BCE, Inc.	25,995	1,163,016
BT Group PLC, Sponsored ADR	42,040	634,384
China Telecom Corp. Ltd., Sponsored ADR	5,230	271,123
China Unicom Ltd., Sponsored ADR	18,935	224,758
Chunghwa Telecom Co. Ltd., Sponsored ADR	22,135	797,745
Orange SA, Sponsored ADR	52,010	809,276
PT Telekomunikasi Indonesia, Sponsored ADR	13,090	350,158
Telecom Italia S.p.A., Sponsored ADR(a)	22,020	121,550
Telecom Italia S.p.A., Sponsored ADR	8,920	45,760
Telefonica Brasil SA, Sponsored ADR	8,720	103,768
Telefonica SA, Sponsored ADR	95,313	791,098
TELUS Corp.	20,090	740,116
		6,052,752

See notes to financial statements.

STEWARD FUNDS
SCHEDULE OF PORTFOLIO INVESTMENTS — April 30, 2019

STEWARD INTERNATIONAL ENHANCED INDEX FUND

	Shares	Value
ELECTRIC UTILITIES (0.5%)
Companhia Energetica de Minas Gerais, Sponsored ADR	21,315	$78,866
Enel Chile SA, Sponsored ADR	10,540	53,016
Enersis SA, Sponsored ADR	36,730	321,020
Korea Electric Power Corp., Sponsored ADR(a)	18,400	223,928
		676,830
ELECTRICAL EQUIPMENT (0.7%)
ABB Ltd., Sponsored ADR	48,820	1,008,621
ENERGY EQUIPMENT & SERVICES (0.1%)
Tenaris SA, Sponsored ADR	5,750	159,505
ENTERTAINMENT (0.3%)
NetEase, Inc., Sponsored ADR	1,483	421,958
FOOD PRODUCTS (0.2%)
BRF-Brasil Foods SA, Sponsored ADR(a)	30,790	241,086
HEALTH CARE EQUIPMENT & SUPPLIES (1.4%)
Koninklijke Royal Philips Electronics N.V., Sponsored NYS	29,124	1,252,332
Smith & Nephew PLC, Sponsored ADR	22,110	863,395
		2,115,727
HEALTH CARE PROVIDERS & SERVICES (0.5%)
Fresenius Medical Care AG & Co., Sponsored ADR	17,600	742,368
HOTELS, RESTAURANTS & LEISURE (1.2%)
Carnival PLC, Sponsored ADR	8,680	468,893
InterContinental Hotels Group PLC, Sponsored ADR	10,683	706,253
Restaurant Brands International, Inc.	9,215	601,187
		1,776,333
INSURANCE (3.1%)
Aegon N.V., Sponsored NYS	31,745	165,074
China Life Insurance Co. Ltd., Sponsored ADR	68,940	976,190
Manulife Financial Corp.	53,680	988,249
Prudential PLC, Sponsored ADR	32,900	1,501,885
Sun Life Financial, Inc.	21,040	873,791
		4,505,189
INTERACTIVE MEDIA & SERVICES (0.8%)
58.com, Inc., Sponsored ADR(a)	1,920	137,837
Autohome, Inc., Sponsored ADR(a)	1,290	148,982
Baidu, Inc., Sponsored ADR(a)	5,383	894,816
		1,181,635
INTERNET & DIRECT MARKETING RETAIL (3.5%)
Alibaba Group Holding Ltd., Sponsored ADR(a)	23,080	4,282,956
Ctrip.com International Ltd., Sponsored ADR(a)	8,360	368,258
JD.com, Inc., Sponsored ADR(a)	15,450	467,671
		5,118,885

	Shares	Value
IT SERVICES (1.5%)
CGI, Inc.(a)	14,370	$1,032,197
Infosys Technologies Ltd., Sponsored ADR	103,580	1,114,521
Wipro Ltd., Sponsored ADR	23,293	106,449
		2,253,167
LIFE SCIENCES TOOLS & SERVICES (0.6%)
QIAGEN N.V.(a)	20,634	803,901
MACHINERY (0.1%)
CNH Industrial N.V.	18,220	198,598
MEDIA (0.9%)
Grupo Televisa SA, Sponsored ADR	22,200	225,108
Pearson PLC, Sponsored ADR	21,370	231,651
Shaw Communications, Inc., Class B	18,740	379,485
WPP PLC, Sponsored ADR	7,260	452,298
		1,288,542
METALS & MINING (6.4%)
Agnico-Eagle Mines Ltd.	7,570	313,474
AngloGold Ashanti Ltd., Sponsored ADR	7,090	83,662
Arcelor Mittal, Class A, Sponsored NYS	11,383	248,605
Barrick Gold Corp., ADR	43,483	553,104
BHP Billiton Ltd., Sponsored ADR	35,730	1,891,903
BHP Billiton PLC, Sponsored ADR	24,330	1,146,673
Franco Nevada Corp.	6,120	438,682
Gerdau SA, Sponsored ADR	7,250	25,955
Kinross Gold Corp.(a)	19,510	62,042
Newmont Mining Corp.	5,889	182,912
POSCO, Sponsored ADR	12,220	674,177
Rio Tinto PLC, Sponsored ADR	25,812	1,520,327
Southern Copper Corp.	2,653	101,928
Teck Resources Ltd.	9,743	230,422
Vale SA, Sponsored ADR	123,450	1,577,691
Wheaton Precious Metals Corp.	12,050	261,244
		9,312,801
MULTI-UTILITIES (0.9%)
National Grid PLC, Sponsored ADR	24,749	1,354,265
OIL, GAS & CONSUMABLE FUELS (17.4%)
BP PLC, Sponsored ADR	76,362	3,339,310
Cameco Corp.	7,730	85,339
Canadian Natural Resources Ltd.	24,190	725,216
Cenovus Energy, Inc.	15,050	149,145
China Petroleum & Chemical Corp., Sponsored ADR	11,396	874,529
CNOOC Ltd., Sponsored ADR	6,250	1,135,500
Ecopetrol SA, Sponsored ADR	11,150	206,164
Enbridge, Inc.	48,510	1,791,959
Encana Corp.	13,890	96,258
ENI S.p.A., Sponsored ADR	30,050	1,019,596
Equinor ASA, Sponsored ADR	26,367	585,084
Imperial Oil Ltd.	7,320	212,866
Pembina Pipeline Corp.	15,160	542,122
PetroChina Co. Ltd., Sponsored ADR	9,775	618,660
Petroleo Brasileiro SA, Sponsored ADR	77,180	1,065,084
Petroleo Brasileiro SA, Class A, Sponsored ADR	57,670	878,314

See notes to financial statements.

STEWARD FUNDS
SCHEDULE OF PORTFOLIO INVESTMENTS — April 30, 2019

STEWARD INTERNATIONAL ENHANCED INDEX FUND

	Shares	Value
Royal Dutch Shell PLC, Sponsored ADR	51,845	$3,293,713
Royal Dutch Shell PLC, Class B, Sponsored ADR	46,570	3,021,927
Suncor Energy, Inc.	37,548	1,239,084
Total SA, Sponsored ADR	56,750	3,159,273
TransCanada Corp.	27,350	1,306,236
Ultrapar Participacoes SA, Sponsored ADR	31,020	166,267
		25,511,646
PAPER & FOREST PRODUCTS (0.1%)
Suzano Papel e Celulose SA, Sponsored ADR	6,590	136,018
PERSONAL PRODUCTS (3.8%)
Unilever N.V., Sponsored NYS	51,970	3,144,705
Unilever PLC, Sponsored ADR	40,834	2,482,707
		5,627,412
PHARMACEUTICALS (0.1%)
Bausch Health Companies, Inc.(a)	9,228	213,074
PROFESSIONAL SERVICES (1.5%)
RELX PLC, Sponsored ADR	59,693	1,369,357
Thomson Reuters Corp.	12,944	800,457
		2,169,814
ROAD & RAIL (1.8%)
Canadian National Railway Co.	18,260	1,694,163
Canadian Pacific Railway Ltd.	4,060	909,724
		2,603,887
SEMICONDUCTORS & SEMICONDUCTOR EQUIPMENT (6.2%)
ASE Industrial Holding Co. Ltd., ADR	55,075	250,591
ASML Holding N.V., Sponsored NYS	9,737	2,033,281
STMicroelectronics N.V., Sponsored NYS	14,260	261,671
Taiwan Semiconductor Manufacturing Co. Ltd., Sponsored ADR	148,378	6,501,924
		9,047,467

	Shares	Value
SOFTWARE (2.8%)
BlackBerry Ltd.(a)	12,850	$117,963
Open Text Corp.	13,560	521,382
SAP AG, Sponsored ADR	26,490	3,413,501
		4,052,846
TECHNOLOGY HARDWARE, STORAGE & PERIPHERALS (0.6%)
CANON, Inc., Sponsored ADR	31,380	868,598
TEXTILES, APPAREL & LUXURY GOODS (0.3%)
Gildan Activewear, Inc.	10,540	388,610
WIRELESS TELECOMMUNICATION SERVICES (3.4%)
America Movil SA, Sponsored ADR	50,320	743,226
China Mobile Ltd., Sponsored ADR	46,140	2,199,494
Rogers Communications, Inc., Class B	14,850	747,252
SK Telecom Co. Ltd., Sponsored ADR	10,340	244,024
Vodafone Group PLC, Sponsored ADR	59,669	1,105,070
		5,039,066
TOTAL COMMON STOCKS (COST $136,014,540)		144,003,111
TOTAL INVESTMENTS (COST $136,014,540) 98.3%		144,003,111
OTHER ASSETS IN EXCESS OF LIABILITIES 1.7%		2,424,652
NET ASSETS 100.0%		$146,427,763
(a)	Represents non-income producing security.

ADR – American Depositary Receipt

NYS – New York Shares

PLC – Public Limited Company

See notes to financial statements.

STEWARD FUNDS
SCHEDULE OF PORTFOLIO INVESTMENTS — April 30, 2019

STEWARD SELECT BOND FUND

The table below sets forth the diversification of the Steward Select Bond Fund investments by Industry.

Industry Diversification	Percent*
U.S. Government Agencies	13.2%
U.S. Treasury Obligations	12.4
U.S. Government Agency Mortgage-Backed Obligations	4.3
Municipal Bonds	2.3
Banks	8.0
Semiconductors & Semiconductor Equipment	5.3
Biotechnology	4.7
Oil, Gas & Consumable Fuels	3.9
Food Products	3.8
Aerospace & Defense	3.2
Chemicals	3.2
Capital Markets	2.8
Software	2.8
Specialty Retail	2.6
Beverages	2.1
IT Services	2.0
Consumer Finance	1.9
Insurance	1.9
Road & Rail	1.3
Diversified Telecommunication Services	1.3
Health Care Providers & Services	1.3
Air Freight & Logistics	1.3
Industrial Conglomerates	1.3
Technology Hardware, Storage & Peripherals	1.2
Hotels, Restaurants & Leisure	0.9
Electric Utilities	0.9
Machinery	0.9
Communications Equipment	0.8
Multiline Retail	0.6
Household Durables	0.6
Electronic Equipment, Instruments & Components	0.6
Food & Staples Retailing	0.6
Pharmaceuticals	0.5
Equity Real Estate Investment Trusts	0.2
Internet & Direct Marketing Retail	0.2
Thrifts & Mortgage Finance	0.2
Commercial Services & Supplies	0.2
Total Investments	95.3%
*	Percentages indicated are based on net assets as of April 30, 2019.

See notes to financial statements.

STEWARD FUNDS
SCHEDULE OF PORTFOLIO INVESTMENTS — April 30, 2019

STEWARD SELECT BOND FUND

	Principal Amount	Value
CORPORATE BONDS (61.7%)
AEROSPACE & DEFENSE (3.2%)
Alcoa, Inc., 5.87%, 2/23/22	$2,000,000	$2,097,895
General Dynamics Corp., 3.75%, 5/15/28, (Callable 2/15/28 @ 100)	1,000,000	1,050,540
United Technologies Corp., 3.10%, 6/1/22	1,000,000	1,006,921
United Technologies Corp., 4.13%, 11/16/28, (Callable 8/16/28 @ 100)	1,000,000	1,043,183
		5,198,539
AIR FREIGHT & LOGISTICS (1.3%)
FedEx Corp., 4.00%, 1/15/24	2,000,000	2,097,798
BANKS (7.8%)
Bank of America Corp., 5.63%, 7/1/20	1,500,000	1,550,355
Citigroup, Inc., 6.63%, 6/15/32	1,000,000	1,239,955
HSBC Bank USA, NA, 4.88%, 8/24/20	2,000,000	2,052,357
JPMorgan Chase & Co., 4.95%, 3/25/20	2,000,000	2,039,970
KeyCorp, 5.10%, 3/24/21	2,000,000	2,085,836
Manufacturers & Traders Trust Co., 3.27% (US0003M + 64 bps), 12/1/21, (Callable 6/6/19 @ 100)(a)	1,150,000	1,146,868
US Bank NA/Cincinnati OH, 2.80%, 1/27/25, (Callable 12/27/24 @ 100)	2,500,000	2,485,580
		12,600,921
BEVERAGES (2.1%)
PepsiCo, Inc., 3.00%, 8/25/21	3,435,000	3,473,074
BIOTECHNOLOGY (4.7%)
AbbVie, Inc., 4.50%, 5/14/35, (Callable 11/14/34 @ 100)	1,500,000	1,467,283
Amgen, Inc., 3.88%, 11/15/21, (Callable 8/15/21 @ 100)	4,000,000	4,095,654
Celgene Corp., 3.88%, 8/15/25, (Callable 5/15/25 @ 100)	1,000,000	1,031,239
Gilead Sciences, Inc., 4.40%, 12/1/21, (Callable 9/1/21 @ 100)	1,000,000	1,038,030
		7,632,206
CAPITAL MARKETS (2.8%)
Charles Schwab Corp., 4.45%, 7/22/20	1,250,000	1,278,273
Goldman Sachs Group, Inc., 5.95%, 1/15/27	1,500,000	1,704,607
Morgan Stanley, 5.75%, 1/25/21	1,500,000	1,571,895
		4,554,775
CHEMICALS (3.2%)
Dow Chemical Co., 4.25%, 11/15/20, (Callable 8/15/20 @ 100)	3,000,000	3,055,429
Ecolab, Inc., 4.35%, 12/8/21	2,000,000	2,080,137
		5,135,566
COMMUNICATIONS EQUIPMENT (0.8%)
Cisco Systems, Inc., 4.45%, 1/15/20	500,000	506,223
Tyco Electronics Group SA, 4.88%, 1/15/21	750,000	775,434
		1,281,657
CONSUMER FINANCE (1.9%)
American Express Credit Corp., 3.30%, 5/3/27, (Callable 4/3/27 @ 100)	1,000,000	1,014,481
Capital One Financial Corp., 4.75%, 7/15/21	2,000,000	2,083,668
		3,098,149
DIVERSIFIED TELECOMMUNICATION SERVICES (1.3%)
Verizon Communications, Inc., 4.60%, 4/1/21	2,000,000	2,072,134
ELECTRIC UTILITIES (0.9%)
Entergy Gulf States Louisiana LLC, 3.95%, 10/1/20, (Callable 7/1/20 @ 100)	1,500,000	1,520,665

See notes to financial statements.

STEWARD FUNDS
SCHEDULE OF PORTFOLIO INVESTMENTS — April 30, 2019

STEWARD SELECT BOND FUND

	Principal Amount	Value
ELECTRONIC EQUIPMENT, INSTRUMENTS & COMPONENTS (0.6%)
Corning, Inc., 3.70%, 11/15/23, (Callable 8/15/23 @ 100)	$1,000,000	$1,016,441
FOOD & STAPLES RETAILING (0.6%)
Walmart, Inc., 4.25%, 4/15/21	1,000,000	1,035,625
FOOD PRODUCTS (3.8%)
General Mills, Inc., 4.20%, 4/17/28, (Callable 1/17/28 @ 100)	2,000,000	2,090,541
J.M. Smucker Co. (The), 3.50%, 10/15/21	500,000	507,347
Kraft Food Group, Inc., 5.38%, 2/10/20	1,500,000	1,527,422
Tyson Foods, Inc., 4.50%, 6/15/22, (Callable 3/15/22 @ 100)	2,000,000	2,089,180
		6,214,490
HEALTH CARE PROVIDERS & SERVICES (1.3%)
CVS Health Corp., 4.00%, 12/5/23, (Callable 9/5/23 @ 100)	1,000,000	1,023,952
Express Scripts Holding Co., 4.50%, 2/25/26, (Callable 11/27/25 @ 100)	1,000,000	1,045,218
		2,069,170
HOTELS, RESTAURANTS & LEISURE (0.9%)
McDonald’s Corp., 3.70%, 1/30/26, (Callable 10/30/25 @ 100)	1,500,000	1,542,865
HOUSEHOLD DURABLES (0.6%)
Newell Rubbermaid, Inc., 4.00%, 6/15/22, (Callable 3/15/22 @ 100)	1,000,000	997,227
INDUSTRIAL CONGLOMERATES (1.3%)
Honeywell International Inc., 4.25%, 3/1/21	2,000,000	2,062,639
INSURANCE (1.6%)
MetLife, Inc., 4.75%, 2/8/21	400,000	414,902
Prudential Financial, Inc., 5.87% (US0003M + 418 bps), 9/15/42, (Callable 9/15/22 @ 100)(a)	2,000,000	2,124,000
		2,538,902
IT SERVICES (2.0%)
Fiserv, Inc., 4.20%, 10/1/28, (Callable 7/1/28 @ 100)	1,000,000	1,033,485
Visa, Inc., 4.30%, 12/14/45, (Callable 6/14/45 @ 100)	2,000,000	2,181,725
		3,215,210
MACHINERY (0.6%)
Caterpillar, Inc., 3.90%, 5/27/21	1,000,000	1,026,829
MULTILINE RETAIL (0.6%)
Target Corp., 3.50%, 7/1/24	1,000,000	1,035,951
OIL, GAS & CONSUMABLE FUELS (3.9%)
Apache Corp., 3.25%, 4/15/22, (Callable 1/15/22 @ 100)	724,000	727,661
ConocoPhillips Co., 4.95%, 3/15/26, (Callable 12/15/25 @ 100)	1,000,000	1,109,806
Gulf South Pipeline Company LP, 4.00%, 6/15/22, (Callable 3/15/22 @ 100)	1,500,000	1,514,627
Occidental Petroleum Corp., 3.13%, 2/15/22, (Callable 11/15/21 @ 100)	1,000,000	1,005,600
Valero Energy Corp., 4.00%, 4/1/29, (Callable 1/1/29 @ 100)	2,000,000	2,028,432
		6,386,126
PHARMACEUTICALS (0.5%)
Teva Pharmaceutical Finance, 3.65%, 11/10/21	901,000	885,233
ROAD & RAIL (1.3%)
Union Pacific Corp., 4.16%, 7/15/22, (Callable 4/15/22 @ 100)	2,000,000	2,078,415
SEMICONDUCTORS & SEMICONDUCTOR EQUIPMENT (5.3%)
Applied Materials, Inc., 4.30%, 6/15/21	1,000,000	1,035,880
Intel Corp., 4.00%, 12/15/32	2,000,000	2,161,496

See notes to financial statements.

STEWARD FUNDS
SCHEDULE OF PORTFOLIO INVESTMENTS — April 30, 2019

STEWARD SELECT BOND FUND

	Principal Amount	Value
NVIDIA Corp., 3.20%, 9/16/26, (Callable 6/16/26 @ 100)	$1,000,000	$997,884
Qualcomm, Inc., 4.65%, 5/20/35, (Callable 11/20/34 @ 100)	4,000,000	4,330,131
		8,525,391
SOFTWARE (2.8%)
Microsoft Corp., 3.45%, 8/8/36, (Callable 2/8/36 @ 100)	2,000,000	1,988,028
Oracle Corp., 5.00%, 7/8/19	1,500,000	1,506,420
Salesforce.com, Inc., 3.70%, 4/11/28, (Callable 1/11/28 @ 100)	1,000,000	1,047,303
		4,541,751
SPECIALTY RETAIL (2.6%)
Lowe’s Companies, Inc., 3.80%, 11/15/21, (Callable 8/15/21 @ 100)	1,000,000	1,023,588
The Home Depot, Inc., 3.75%, 2/15/24, (Callable 11/15/23 @ 100)	2,000,000	2,090,597
The Home Depot, Inc., 4.40%, 4/1/21, (Callable 1/1/21 @ 100)	1,000,000	1,030,646
		4,144,831
TECHNOLOGY HARDWARE, STORAGE & PERIPHERALS (1.2%)
Western Digital Corp., 4.75%, 2/15/26, (Callable 11/15/25 @ 100)	1,000,000	965,000
Xerox Corp., 4.50%, 5/15/21	1,000,000	1,011,000
		1,976,000
THRIFTS & MORTGAGE FINANCE (0.2%)
Opteum Mortgage Acceptance Corp., Class 2AD2, 5.85%, 12/25/35, (Callable 1/25/20 @ 100)(a)	343,400	349,649
TOTAL CORPORATE BONDS (COST $100,138,080)		100,308,229
MUNICIPAL BONDS (2.3%)
New York City Transitional Finance Authority Future Tax Secured Revenue, Build America Bonds, 5.72%, 5/1/30, (Callable 5/1/20 @ 100)	1,500,000	1,549,260
North Carolina State Turnpike Authority Triangle Expressway Systems Revenue, Build America Bonds, 5.13%, 1/1/20	450,000	456,660
Oklahoma Development Finance Authority Lease Revenue, 5.65%, 6/1/41, (Callable 6/1/21 @ 100)	150,000	155,592
The City of New York, Build America Bonds, GO, 5.68%, 10/1/34, (Callable 10/1/19 @ 100)	1,000,000	1,011,590
The University of Texas System Revenue, Build America Bonds, 6.28%, 8/15/41, (Callable 8/15/19 @ 100)	625,000	631,112
TOTAL MUNICIPAL BONDS (COST $3,903,089)		3,804,214
U.S. GOVERNMENT AGENCIES (13.2%)
Federal Farm Credit Bank
1.08%, 8/15/19	1,000,000	996,222
2.96%, 11/17/25	1,000,000	999,996
3.00%, 11/25/30	1,000,000	1,004,909
3.53%, 5/14/25	500,000	500,165
		3,501,292
Federal Home Loan Bank
1.63%, 6/29/22(a)	1,000,000	995,541
2.24%, 11/29/22	1,000,000	993,562
2.25%, 7/26/27(a)	1,000,000	992,098
2.50%, 5/23/22(a)(b)	1,000,000	1,005,525
2.94%, 4/15/26	2,000,000	2,000,080
3.50%, 7/29/21	2,000,000	2,050,555
		8,037,361
Federal Home Loan Mortgage Corp.
1.50%, 7/27/21(a)	500,000	496,297
2.00%, 8/17/21(a)(b)	1,000,000	989,927
2.00%, 12/29/22(a)	1,000,000	998,499
2.25%, 2/28/22	1,000,000	992,947
2.50%, 4/15/24(a)	1,000,000	998,945
2.50%, 10/15/20	1,000,000	1,000,129
2.50%, 1/30/23	500,000	500,090

See notes to financial statements.

STEWARD FUNDS
SCHEDULE OF PORTFOLIO INVESTMENTS — April 30, 2019

STEWARD SELECT BOND FUND

	Principal Amount	Value
2.50%, 3/29/22(a)(b)	$1,000,000	$1,005,846
2.75%, 2/28/24(a)	1,000,000	1,000,005
		7,982,685
Federal National Mortgage Association
1.51%, 9/30/21	1,000,000	981,042
1.53%, 4/12/22	1,000,000	976,462
		1,957,504
TOTAL U.S. GOVERNMENT AGENCIES (COST $21,525,486)		21,478,842
U.S. GOVERNMENT AGENCY MORTGAGE-BACKED OBLIGATIONS (4.3%)
Federal Home Loan Mortgage Corp.
1.50%, 2/26/21(a)	500,000	497,047
3.50%, 2/1/34	1,448,938	1,482,076
4.00%, 12/15/25	2,500,000	2,602,382
4.16% (H15T1Y + 225 bps), 5/1/36(a)	58,796	62,106
4.65% (US0012M + 179 bps), 10/1/37(a)	62,217	65,258
5.00%, 11/1/37	15,314	16,034
6.00%, 3/1/38	35,456	39,420
		4,764,323
Federal National Mortgage Association
2.90% (US0001M + 42 bps), 11/25/36(a)	76,426	76,585
4.00%, 9/1/33	897,278	924,423
4.25% (H15T1Y + 213 bps), 7/1/36(a)	20,971	21,065
4.44% (US0012M + 182 bps), 5/1/36(a)	109,643	115,342
4.91% (US0012M + 204 bps), 10/1/36(a)	17,890	17,990
5.00%, 1/1/35	34,190	35,402
5.50%, 9/1/36	10,304	10,416
6.00%, 6/1/36	182,643	192,386
6.00%, 9/1/36	62,683	67,648
6.00%, 5/1/37	32,599	35,232
		1,496,489
Government National Mortgage Association
3.38% (H15T1Y + 150 bps), 1/20/39(a)	10,147	10,208
4.25%, 10/20/38	87,968	88,804
4.50%, 8/20/38	113,111	118,319
4.50%, 5/20/39	71,544	71,819
4.50%, 6/15/40	180,693	190,272
5.00%, 5/20/40	79,730	82,419
5.50%, 12/20/38	13,397	13,883
6.00%, 6/15/37	42,686	47,291
6.00%, 10/15/37	37,661	41,770
6.50%, 10/20/38	7,346	7,689
		672,474
TOTAL U.S. GOVERNMENT AGENCY MORTGAGE-BACKED OBLIGATIONS (COST $6,739,649)		6,933,286
U.S. TREASURY OBLIGATIONS (12.4%)
U.S. Treasury Notes
0.38%, 1/15/27 (TIPS)	1,046,440	1,035,290
1.63%, 11/15/22	2,150,000	2,104,229
2.00%, 11/30/20	2,000,000	1,989,922
2.00%, 11/15/21	5,000,000	4,970,312
2.00%, 2/15/22	7,000,000	6,955,703
3.13%, 5/15/19	3,000,000	3,000,764
TOTAL U.S. TREASURY OBLIGATIONS (COST $20,137,685)		20,056,220

See notes to financial statements.

STEWARD FUNDS
SCHEDULE OF PORTFOLIO INVESTMENTS — April 30, 2019

STEWARD SELECT BOND FUND

	Shares	Value
PREFERRED STOCKS (1.4%)
BANKS (0.2%)
JPMorgan Chase & Co. – Preferred	15,000	$393,450
COMMERCIAL SERVICES & SUPPLIES (0.2%)
Pitney Bowes, Inc. – Preferred	15,000	359,700
EQUITY REAL ESTATE INVESTMENT TRUSTS (0.2%)
Public Storage – Preferred	15,000	372,300
INSURANCE (0.3%)
Torchmark Corp. – Preferred	15,000	398,400
INTERNET & DIRECT MARKETING RETAIL (0.2%)
eBay, Inc. – Preferred	15,000	389,100
MACHINERY (0.3%)
Stanley Black & Decker, Inc. – Preferred	15,000	378,150
TOTAL PREFERRED STOCKS (COST $2,362,372)		2,291,100
TOTAL INVESTMENTS (COST $154,806,361) 95.3%		154,871,891
OTHER ASSETS IN EXCESS OF LIABILITIES 4.7%		7,599,008
NET ASSETS 100.0%		$162,470,899
(a)	Variable rate security. The interest rate shown represents the rate in effect at April 30, 2019. For securities based on published reference rate and spread, the reference rate and spread are indicated in the description. Certain variable rate securities are not based on a published reference rate and spread but are determined by the issuer and are based on current market conditions. These securities do not indicate a reference rate and spread in their description.
(b)	Step bond. Coupon rate is set for an initial period and then adjusted at a specified date. The rate shown represents the rate as of April 30, 2019.

bps – Basis Points

GO – General Obligation

H15T1Y – 1 Year Treasury Constant Maturity Rate

LIBOR – London Interbank Offered Rate

LLC – Limited Liability Company

LP – Limited Partnership

TIPS – Treasury Inflation-Protected Security

US0001M – 1 Month US Dollar LIBOR

US0003M – 3 Month US Dollar LIBOR

US0012M – 12 Month US Dollar LIBOR

See notes to financial statements.

STEWARD FUNDS
SCHEDULE OF PORTFOLIO INVESTMENTS — April 30, 2019

STEWARD GLOBAL EQUITY INCOME FUND

The table below sets forth the diversification of the Steward Global Equity Income Fund investments by Country.

Country Diversification	Percent*
United States	57.2%
Canada	9.9
United Kingdom	5.9
Netherlands	5.7
Ireland (Republic of)	5.4
Japan	4.5
Taiwan, Province of China	2.3
India	1.9
Spain	1.4
Switzerland	1.4
China	1.3
Italy	1.2
Luxembourg	1.1
Total Investments	99.2%
*	Percentages indicated are based on net assets as of April 30, 2019.

See notes to financial statements.

STEWARD FUNDS
SCHEDULE OF PORTFOLIO INVESTMENTS — April 30, 2019

STEWARD GLOBAL EQUITY INCOME FUND

	Shares	Value
COMMON STOCKS (99.2%)
AEROSPACE & DEFENSE (4.1%)
Raytheon Co.	36,770	$6,529,984
The Boeing Co.	17,170	6,484,938
		13,014,922
AUTO COMPONENTS (1.4%)
Magna International, Inc., Class A, ADR	79,150	4,403,906
AUTOMOBILES (2.7%)
Honda Motor Co. Ltd., Sponsored ADR	138,740	3,869,459
Toyota Motor Corp., Sponsored ADR	38,500	4,758,600
		8,628,059
BANKS (10.5%)
Bank of Nova Scotia	70,610	3,887,787
Canadian Imperial Bank of Commerce	55,820	4,701,160
Huntington Bancshares, Inc.	286,350	3,985,992
Lloyds Banking Group PLC, Sponsored ADR	952,660	3,096,145
People’s United Financial, Inc.	185,650	3,209,889
Royal Bank of Canada	60,060	4,786,181
Sumitomo Mitsui Financial Group, Inc., Sponsored ADR	773,250	5,636,993
Wells Fargo & Co.	79,220	3,835,040
		33,139,187
BEVERAGES (2.3%)
PepsiCo, Inc.	55,770	7,141,349
BIOTECHNOLOGY (2.5%)
AbbVie, Inc.	44,780	3,555,084
Grifols SA, Sponsored ADR	227,760	4,359,327
		7,914,411
CONSTRUCTION MATERIALS (1.6%)
CRH PLC, Sponsored ADR	153,060	5,150,469
DISTRIBUTORS (1.3%)
Genuine Parts Co.	39,480	4,048,279
DIVERSIFIED TELECOMMUNICATION SERVICES (4.4%)
Telecom Italia S.p.A., Sponsored ADR	757,480	3,885,873
TELUS Corp.	117,410	4,325,384
Verizon Communications, Inc.	101,090	5,781,337
		13,992,594
ELECTRONIC EQUIPMENT, INSTRUMENTS & COMPONENTS (1.4%)
TE Connectivity Ltd.	46,110	4,410,422
EQUITY REAL ESTATE INVESTMENT TRUSTS (3.3%)
EPR Properties	44,220	3,487,189
Extra Space Storage, Inc.	39,740	4,120,640
LTC Properties, Inc.	63,110	2,843,737
		10,451,566
FOOD PRODUCTS (1.1%)
General Mills, Inc.	64,320	3,310,550

	Shares	Value
HEALTH CARE EQUIPMENT & SUPPLIES (7.5%)
Koninklijke Royal Philips Electronics N.V., Sponsored NYS	107,990	$4,643,570
Medtronic PLC	66,480	5,904,089
ResMed, Inc.	54,540	5,699,975
Smith & Nephew PLC, Sponsored ADR	186,260	7,273,453
		23,521,087
HEALTH CARE PROVIDERS & SERVICES (3.9%)
Encompass Health Corp.	93,810	6,046,054
Quest Diagnostics, Inc.	66,370	6,396,741
		12,442,795
HOTELS, RESTAURANTS & LEISURE (4.9%)
Carnival PLC, Sponsored ADR	42,920	2,318,539
Dunkin’ Brands Group, Inc.	58,760	4,385,259
McDonald’s Corp.	45,027	8,895,984
		15,599,782
HOUSEHOLD DURABLES (0.9%)
Leggett & Platt, Inc.	74,150	2,918,544
HOUSEHOLD PRODUCTS (1.8%)
Clorox Co.	13,690	2,186,703
Procter & Gamble Co.	32,360	3,445,693
		5,632,396
INDUSTRIAL CONGLOMERATES (1.7%)
3M Co.	27,932	5,293,393
INSURANCE (3.2%)
Aegon N.V., Sponsored NYS	1,082,941	5,631,293
Principal Financial Group, Inc.	79,380	4,537,361
		10,168,654
IT SERVICES (5.5%)
Accenture PLC, Class A	39,731	7,257,662
Infosys Technologies Ltd., Sponsored ADR	559,000	6,014,840
Sabre Corp.	193,740	4,022,042
		17,294,544
MACHINERY (1.4%)
Snap-on, Inc.	26,540	4,466,151
MEDIA (2.9%)
Interpublic Group of Companies, Inc.	192,410	4,425,430
WPP PLC, Sponsored ADR	73,010	4,548,523
		8,973,953
METALS & MINING (1.1%)
Ternium SA, Sponsored ADR	138,120	3,404,658
MULTI-UTILITIES (2.3%)
Dominion Resources, Inc.	51,360	3,999,403
WEC Energy Group	42,870	3,362,294
		7,361,697

See notes to financial statements.

STEWARD FUNDS
SCHEDULE OF PORTFOLIO INVESTMENTS — April 30, 2019

STEWARD GLOBAL EQUITY INCOME FUND

	Shares	Value
OIL, GAS & CONSUMABLE FUELS (6.4%)
China Petroleum & Chemical Corp., Sponsored ADR	54,220	$4,160,843
Exxon Mobil Corp.	78,020	6,263,446
Pembina Pipeline Corp.	141,740	5,068,622
Valero Energy Corp.	53,270	4,829,458
		20,322,369
PERSONAL PRODUCTS (2.5%)
Unilever N.V., Sponsored NYS	127,910	7,739,834
PROFESSIONAL SERVICES (1.9%)
RELX PLC, Sponsored ADR	260,620	5,978,623
SEMICONDUCTORS & SEMICONDUCTOR EQUIPMENT (8.7%)
Analog Devices, Inc.	54,120	6,290,909
Intel Corp.	134,950	6,887,848
Taiwan Semiconductor Manufacturing Co. Ltd., Sponsored ADR	167,610	7,344,670
Texas Instruments, Inc.	59,750	7,040,342
		27,563,769

	Shares	Value
SOFTWARE (6.0%)
J2 Global, Inc.	53,120	$4,654,374
Microsoft Corp.	78,570	10,261,242
Open Text Corp.	103,760	3,989,572
		18,905,188
TOTAL COMMON STOCKS (COST $274,008,725)		313,193,151
TOTAL INVESTMENTS (COST $274,008,725) 99.2%		313,193,151
OTHER ASSETS IN EXCESS OF LIABILITIES 0.8%		2,566,110
NET ASSETS 100.0%		$315,759,261

ADR – American Depositary Receipt

NYS – New York Shares

PLC – Public Limited Company

See notes to financial statements.

STEWARD FUNDS
SCHEDULE OF PORTFOLIO INVESTMENTS — April 30, 2019

STEWARD COVERED CALL INCOME FUND

The table below sets forth the diversification of the Steward Covered Call Income Fund investments by Industry.

Industry Diversification	Percent*
IT Services	8.1%
Banks	7.4
Software	7.1
Interactive Media & Services	6.1
Aerospace & Defense	5.1
Oil, Gas & Consumable Fuels	5.0
Health Care Equipment & Supplies	4.2
Technology Hardware, Storage & Peripherals	4.1
Semiconductors & Semiconductor Equipment	3.9
Electric Utilities	3.9
Biotechnology	3.2
Capital Markets	3.1
Beverages	3.0
Diversified Financial Services	2.6
Specialty Retail	2.6
Food & Staples Retailing	2.5
Household Products	2.3
Industrial Conglomerates	2.2
Hotels, Restaurants & Leisure	2.0
Insurance	2.0
Communications Equipment	1.8
Entertainment	1.8
Air Freight & Logistics	1.7
Pharmaceuticals	1.6
Consumer Finance	1.5
Chemicals	1.4
Internet & Direct Marketing Retail	1.3
Diversified Telecommunication Services	1.3
Road & Rail	1.2
Food Products	1.2
Automobiles	1.1
Electrical Equipment	1.0
Textiles, Apparel & Luxury Goods	1.0
Equity Real Estate Investment Trusts	1.0
Machinery	0.9
Energy Equipment & Services	0.7
Multiline Retail	0.6
Health Care Providers & Services	0.6
Media	0.6
Total Investments	102.7%
*	Percentages indicated are based on net assets as of April 30, 2019.

See notes to financial statements.

STEWARD FUNDS
SCHEDULE OF PORTFOLIO INVESTMENTS — April 30, 2019

STEWARD COVERED CALL INCOME FUND

	Shares	Value
COMMON STOCKS (102.7%)
AEROSPACE & DEFENSE (5.1%)
General Dynamics Corp.	1,100	$196,592
Lockheed Martin Corp.	1,100	366,663
Raytheon Co.	1,400	248,626
The Boeing Co.	900	339,921
United Technologies Corp.	2,200	313,742
		1,465,544
AIR FREIGHT & LOGISTICS (1.7%)
FedEx Corp.	1,400	265,244
United Parcel Service, Inc., Class B	2,200	233,684
		498,928
AUTOMOBILES (1.1%)
Ford Motor Co.	16,900	176,605
General Motors Co.	3,900	151,905
		328,510
BANKS (7.4%)
Bank of America Corp.	14,800	452,584
Citigroup, Inc.	4,800	339,360
JPMorgan Chase & Co.	6,300	731,115
U.S. Bancorp	5,600	298,592
Wells Fargo & Co.	6,400	309,824
		2,131,475
BEVERAGES (3.0%)
Coca-Cola Co. (The)	8,200	402,292
PepsiCo, Inc.	3,600	460,980
		863,272
BIOTECHNOLOGY (3.2%)
AbbVie, Inc.	2,500	198,475
Amgen, Inc.	1,900	340,708
Biogen Idec, Inc.(a)	800	183,392
Gilead Sciences, Inc.	3,300	214,632
		937,207
CAPITAL MARKETS (3.1%)
Bank of New York Mellon Corp.	3,500	173,810
BlackRock, Inc., Class A	500	242,620
Goldman Sachs Group, Inc.	1,000	205,920
Morgan Stanley	5,600	270,200
		892,550
CHEMICALS (1.4%)
Dow, Inc.(a)	2,533	143,697
DowDuPont, Inc.	6,600	253,770
		397,467
COMMUNICATIONS EQUIPMENT (1.8%)
Cisco Systems, Inc.	9,400	525,930
CONSUMER FINANCE (1.5%)
American Express Co.	1,800	211,014
Capital One Financial Corp.	2,400	222,792
		433,806

	Shares	Value
DIVERSIFIED FINANCIAL SERVICES (2.6%)
Berkshire Hathaway, Inc., Class B(a)	3,400	$736,814
DIVERSIFIED TELECOMMUNICATION SERVICES (1.3%)
Verizon Communications, Inc.	6,800	388,892
ELECTRIC UTILITIES (3.9%)
Duke Energy Corp.	3,800	346,256
Exelon Corp.	4,600	234,370
NextEra Energy, Inc.	1,900	369,436
Southern Co.	3,500	186,270
		1,136,332
ELECTRICAL EQUIPMENT (1.0%)
Emerson Electric Co.	4,000	283,960
ENERGY EQUIPMENT & SERVICES (0.7%)
Schlumberger Ltd.	4,600	196,328
ENTERTAINMENT (1.8%)
The Walt Disney Co.	3,700	506,789
EQUITY REAL ESTATE INVESTMENT TRUSTS (1.0%)
Simon Property Group, Inc.	1,600	277,920
FOOD & STAPLES RETAILING (2.5%)
Costco Wholesale Corp.	1,300	319,189
Walgreens Boots Alliance, Inc.	2,300	123,211
Walmart, Inc.	2,600	267,384
		709,784
FOOD PRODUCTS (1.2%)
Mondelez International, Inc., Class A	4,400	223,740
The Kraft Heinz Co.	4,000	132,960
		356,700
HEALTH CARE EQUIPMENT & SUPPLIES (4.2%)
Abbott Laboratories	6,000	477,360
Danaher Corp.	2,200	291,368
Medtronic PLC	4,900	435,169
		1,203,897
HEALTH CARE PROVIDERS & SERVICES (0.6%)
CVS Health Corp.	3,300	179,454
HOTELS, RESTAURANTS & LEISURE (2.0%)
McDonald’s Corp.	1,700	335,869
Starbucks Corp.	3,000	233,040
		568,909
HOUSEHOLD PRODUCTS (2.3%)
Colgate-Palmolive Co.	3,000	218,370
Procter & Gamble Co.	4,200	447,216
		665,586
INDUSTRIAL CONGLOMERATES (2.2%)
3M Co.	1,400	265,314
Honeywell International, Inc.	2,200	381,986
		647,300

See notes to financial statements.

STEWARD FUNDS
SCHEDULE OF PORTFOLIO INVESTMENTS — April 30, 2019

STEWARD COVERED CALL INCOME FUND

	Shares	Value
INSURANCE (2.0%)
American International Group, Inc.	3,300	$156,981
MetLife, Inc.	4,300	198,359
The Allstate Corp.	2,200	217,932
		573,272
INTERACTIVE MEDIA & SERVICES (6.1%)
Alphabet, Inc., Class A†(a)	400	479,584
Alphabet, Inc., Class C(a)	500	594,240
Facebook, Inc.(a)	3,500	676,900
		1,750,724
INTERNET & DIRECT MARKETING RETAIL (1.3%)
Booking Holdings, Inc.(a)	200	370,998
IT SERVICES (8.1%)
Accenture PLC, Class A	2,100	383,607
International Business Machines Corp.	2,000	280,540
Mastercard, Inc., Class A	2,500	635,600
PayPal Holdings, Inc.(a)	2,700	304,479
Visa, Inc., Class A	4,500	739,935
		2,344,161
MACHINERY (0.9%)
Caterpillar, Inc.	1,800	250,956
MEDIA (0.6%)
Charter Communications, Inc., Class A(a)	500	185,595
MULTILINE RETAIL (0.6%)
Target Corp.	2,200	170,324
OIL, GAS & CONSUMABLE FUELS (5.0%)
Chevron Corp.	3,300	396,198
ConocoPhillips	2,700	170,424
Exxon Mobil Corp.	6,400	513,792
Kinder Morgan, Inc.	8,400	166,908
Occidental Petroleum Corp.	3,600	211,968
		1,459,290
PHARMACEUTICALS (1.6%)
Allergan PLC	900	132,300
Eli Lilly & Co.	2,800	327,712
		460,012

	Shares	Value
ROAD & RAIL (1.2%)
Union Pacific Corp.	2,000	$354,080
SEMICONDUCTORS & SEMICONDUCTOR EQUIPMENT (3.9%)
Intel Corp.	7,100	362,384
NVIDIA Corp.	1,200	217,200
Qualcomm, Inc.	2,700	232,551
Texas Instruments, Inc.	2,700	318,141
		1,130,276
SOFTWARE (7.1%)
Adobe Systems, Inc.(a)	1,600	462,800
Microsoft Corp.	9,700	1,266,820
Oracle Corp.	6,000	331,980
		2,061,600
SPECIALTY RETAIL (2.6%)
Home Depot, Inc.	2,600	529,620
Lowe’s Companies, Inc.	2,000	226,280
		755,900
TECHNOLOGY HARDWARE, STORAGE & PERIPHERALS (4.1%)
Apple, Inc.	5,900	1,183,953
TEXTILES, APPAREL & LUXURY GOODS (1.0%)
Nike, Inc., Class B	3,400	298,622
TOTAL COMMON STOCKS (COST $28,997,416)		29,683,117
TOTAL INVESTMENTS (COST $28,997,416) 102.7%		29,683,117
WRITTEN CALL OPTIONS -3.7% (PREMIUMS RECEIVED $496,581)		(1,062,508)
OTHER ASSETS IN EXCESS OF LIABILITIES 1.0%		294,789
NET ASSETS 100.0%		$28,915,398

Securities in this Fund are pledged as collateral for call options written.

†	Security is not pledged as collateral for call options written.
(a)	Represents non-income producing security.

PLC – Public Limited Company

See notes to financial statements.

STEWARD FUNDS
SCHEDULE OF PORTFOLIO INVESTMENTS — April 30, 2019

STEWARD COVERED CALL INCOME FUND

Exchange-traded options written as of April 30, 2019 were as follows:

Description	Type	Number of Contracts	Notional Amount*	Exercise Price	Expiration Date	Value
3M Co.	Call	14	$(294,000)	$210.00	5/17/19	$(56)
Abbott Laboratories	Call	56	(434,000)	77.50	5/17/19	(14,896)
AbbVie, Inc.	Call	25	(212,500)	85.00	8/16/19	(4,125)
Accenture PLC	Call	21	(357,000)	170.00	5/17/19	(26,586)
Adobe Systems, Inc.	Call	16	(440,000)	275.00	6/21/19	(33,680)
Allergan PLC	Call	8	(124,000)	155.00	5/17/19	(840)
Alphabet, Inc.	Call	5	(625,000)	1,250.00	5/17/19	(1,000)
American Express Co.	Call	18	(216,000)	120.00	7/19/19	(4,482)
American International Group, Inc.	Call	31	(133,300)	43.00	5/17/19	(15,190)
Amgen, Inc.	Call	15	(315,000)	210.00	6/21/19	(270)
Apple, Inc.	Call	59	(1,268,500)	215.00	6/21/19	(13,983)
Bank of America Corp.	Call	141	(437,100)	31.00	6/21/19	(10,011)
Bank of New York Mellon Corp.	Call	31	(170,500)	55.00	6/21/19	(279)
Berkshire Hathaway, Inc.	Call	25	(550,000)	220.00	6/21/19	(9,400)
Biogen Idec, Inc.	Call	6	(159,000)	265.00	6/21/19	(846)
BlackRock, Inc.	Call	5	(250,000)	500.00	7/19/19	(4,470)
Booking Holdings, Inc.	Call	2	(390,000)	1,950.00	5/17/19	(4,400)
Capital One Financial Corp.	Call	18	(157,500)	87.50	6/21/19	(10,692)
Caterpillar, Inc.	Call	16	(224,000)	140.00	5/17/19	(4,272)
Charter Communications, Inc.	Call	5	(192,500)	385.00	6/21/19	(2,500)
Chevron Corp.	Call	29	(362,500)	125.00	6/21/19	(3,132)
Cisco Systems, Inc.	Call	90	(495,000)	55.00	5/17/19	(18,000)
Citigroup, Inc.	Call	46	(299,000)	65.00	6/21/19	(27,600)
Coca-Cola Co. (The)	Call	67	(314,900)	47.00	6/21/19	(16,147)
Colgate-Palmolive Co.	Call	30	(217,500)	72.50	8/16/19	(9,000)
ConocoPhillips	Call	25	(181,250)	72.50	5/17/19	(125)
Costco Wholesale Corp.	Call	13	(299,000)	230.00	5/17/19	(18,720)
CVS Health Corp.	Call	28	(161,000)	57.50	6/21/19	(3,668)
Danaher Corp.	Call	21	(283,500)	135.00	6/21/19	(5,418)
Dow, Inc.	Call	25	(150,000)	60.00	9/20/19	(4,125)
DowDuPont, Inc.	Call	50	(300,000)	60.00	6/21/19	(3,500)
Duke Energy Corp.	Call	38	(351,500)	92.50	7/19/19	(5,510)
Eli Lilly & Co.	Call	27	(364,500)	135.00	7/19/19	(405)
Emerson Electric Co.	Call	37	(268,250)	72.50	6/21/19	(4,366)
Exelon Corp.	Call	46	(230,000)	50.00	7/19/19	(8,786)
Exxon Mobil Corp.	Call	61	(503,250)	82.50	7/19/19	(6,771)
Facebook, Inc.	Call	34	(595,000)	175.00	5/17/19	(61,812)
FedEx Corp.	Call	13	(247,000)	190.00	5/17/19	(4,680)
Ford Motor Co.	Call	160	(144,000)	9.00	6/21/19	(25,440)
General Dynamics Corp.	Call	11	(192,500)	175.00	6/21/19	(7,645)
General Motors Co.	Call	39	(163,800)	42.00	6/21/19	(819)
Gilead Sciences, Inc.	Call	24	(162,000)	67.50	6/21/19	(3,384)
Goldman Sachs Group, Inc.	Call	9	(189,000)	210.00	5/17/19	(1,665)
Home Depot, Inc.	Call	25	(500,000)	200.00	5/17/19	(13,125)

See notes to financial statements.

STEWARD FUNDS
SCHEDULE OF PORTFOLIO INVESTMENTS — April 30, 2019

STEWARD COVERED CALL INCOME FUND

Description	Type	Number of Contracts	Notional Amount*	Exercise Price	Expiration Date	Value
Honeywell International, Inc.	Call	22	$(363,000)	$165.00	6/21/19	$(22,484)
Intel Corp.	Call	68	(391,000)	57.50	7/19/19	(2,244)
International Business Machines Corp.	Call	20	(290,000)	145.00	7/19/19	(4,600)
JPMorgan Chase & Co.	Call	60	(630,000)	105.00	6/21/19	(69,540)
Kinder Morgan, Inc.	Call	80	(160,000)	20.00	6/21/19	(4,080)
Lockheed Martin Corp.	Call	10	(325,000)	325.00	6/21/19	(13,260)
Lowe’s Companies, Inc.	Call	20	(220,000)	110.00	7/19/19	(13,600)
Mastercard, Inc.	Call	25	(637,500)	255.00	6/21/19	(16,000)
McDonald’s Corp.	Call	17	(323,000)	190.00	5/17/19	(13,974)
Medtronic PLC	Call	46	(448,500)	97.50	6/21/19	(1,334)
MetLife, Inc.	Call	38	(180,500)	47.50	9/20/19	(5,586)
Microsoft Corp.	Call	96	(1,152,000)	120.00	5/17/19	(93,888)
Mondelez International, Inc.	Call	44	(220,000)	50.00	6/21/19	(8,624)
Morgan Stanley	Call	44	(198,000)	45.00	7/19/19	(18,744)
NextEra Energy, Inc.	Call	16	(312,000)	195.00	6/21/19	(5,344)
Nike, Inc.	Call	34	(306,000)	90.00	7/19/19	(8,704)
NVIDIA Corp.	Call	12	(246,000)	205.00	6/21/19	(3,648)
Occidental Petroleum Corp.	Call	23	(161,000)	70.00	5/17/19	(115)
Oracle Corp.	Call	60	(330,000)	55.00	6/21/19	(11,220)
PayPal Holdings, Inc.	Call	27	(310,500)	115.00	7/19/19	(10,665)
PepsiCo, Inc.	Call	36	(432,000)	120.00	6/21/19	(30,780)
Procter & Gamble Co.	Call	42	(462,000)	110.00	9/20/19	(10,920)
Qualcomm, Inc.	Call	27	(155,250)	57.50	5/17/19	(77,976)
Raytheon Co.	Call	13	(247,000)	190.00	5/17/19	(143)
Schlumberger Ltd.	Call	29	(137,750)	47.50	6/21/19	(696)
Simon Property Group, Inc.	Call	14	(259,000)	185.00	7/19/19	(1,442)
Southern Co.	Call	35	(171,500)	49.00	5/17/19	(13,825)
Starbucks Corp.	Call	28	(210,000)	75.00	6/21/19	(9,940)
Target Corp.	Call	22	(170,500)	77.50	7/19/19	(8,030)
Texas Instruments, Inc.	Call	27	(324,000)	120.00	6/21/19	(6,426)
The Allstate Corp.	Call	22	(220,000)	100.00	8/16/19	(8,140)
The Boeing Co.	Call	9	(364,500)	405.00	6/21/19	(3,168)
The Kraft Heinz Co.	Call	40	(140,000)	35.00	7/19/19	(3,600)
The Walt Disney Co.	Call	34	(408,000)	120.00	5/17/19	(58,480)
U.S. Bancorp	Call	56	(280,000)	50.00	6/21/19	(19,600)
Union Pacific Corp.	Call	20	(340,000)	170.00	6/21/19	(18,000)
United Parcel Service, Inc.	Call	22	(242,000)	110.00	6/21/19	(2,596)
United Technologies Corp.	Call	21	(283,500)	135.00	5/17/19	(17,010)
Verizon Communications, Inc.	Call	65	(390,000)	60.00	6/21/19	(1,820)
Visa, Inc.	Call	45	(742,500)	165.00	6/21/19	(15,525)
Walgreens Boots Alliance, Inc.	Call	20	(135,000)	67.50	7/19/19	(220)
Walmart, Inc.	Call	26	(273,000)	105.00	6/21/19	(4,680)
Wells Fargo & Co.	Call	64	(320,000)	50.00	7/19/19	(6,016)
Total (Premiums received $496,581)						$(1,062,508)
*	Notional amount is expressed as the number of contracts multiplied by the exercise price multiplied by 100.

See notes to financial statements.

STEWARD FUNDS
STATEMENTS OF ASSETS AND LIABILITIES — April 30, 2019

	Steward Large Cap Enhanced Index Fund	Steward Small-Mid Cap Enhanced Index Fund	Steward International Enhanced Index Fund
Assets:
Investments, at value (cost $338,918,784, $202,520,483 and $136,014,540, respectively)	$421,866,941	$224,102,186	$144,003,111
Cash	3,587,181	1,320,756	2,075,431
Interest and dividend receivable	344,649	83,323	411,887
Receivable for capital shares issued	426,320	39,845	15,011
Reclaims receivable	—	—	85,141
Other receivable	1,000	2,000	1,300
Prepaid expenses and other assets	18,836	19,326	19,505
Total assets	426,244,927	225,567,436	146,611,386
Liabilities:
Payable for capital shares redeemed	342,917	156,407	100,973
Accrued expenses and other payables:
Investment advisory fees	51,769	28,156	35,852
Consulting service fees	19,626	11,349	5,574
Compliance service fees	7,268	4,019	2,397
Administration fees	16,383	9,606	4,750
Distribution fees – Class A	8,571	14,701	6,068
Sub-Accounting services fees – Class A	3,338	3,328	2,325
Sub-Accounting services fees – Institutional Class	11,725	5,791	3,906
Fund accounting and sub-administration fees	20,051	13,012	6,866
Transfer agent fees	6,323	6,998	3,538
Custodian fees	4,152	2,421	1,424
Directors fees	4,581	2,583	1,587
Printing fees	11,183	6,306	3,875
Professional fees	6,351	3,581	2,201
Other accrued liabilities	2,987	1,827	2,287
Total liabilities	517,225	270,085	183,623
Net Assets	$425,727,702	$225,297,351	$146,427,763
Composition of Net Assets:
Capital (par value and paid-in surplus)	336,247,467	196,751,002	139,446,762
Total distributable earnings	89,480,235	28,546,349	6,981,001
Net Assets	$425,727,702	$225,297,351	$146,427,763
Class A
Net Assets	$41,400,560	$71,718,832	$29,733,730
Shares authorized	16,000,000	16,000,000	16,000,000
Shares issued and outstanding ($0.001 par value)	956,531	5,145,961	1,351,153
Net asset value, offering and redemption price per share	$43.28	$13.94	$22.01
Class C
Net Assets	$11	$10	$10
Shares authorized	15,000,000	15,000,000	15,000,000
Shares issued and outstanding ($0.001 par value)	1	1	1
Net asset value, offering and redemption price per share(a)	$8.74	$6.82	$9.73
Class R6
Net Assets	$55,923,570	$2,609	$10
Shares authorized	16,000,000	16,000,000	16,000,000
Shares issued and outstanding ($0.001 par value)	6,544,131	384	1
Net asset value, offering and redemption price per share(a)	$8.55	$6.78	$9.71
Institutional Class
Net Assets	$328,403,561	$153,575,900	$116,694,013
Shares authorized	20,000,000	20,000,000	20,000,000
Shares issued and outstanding ($0.001 par value)	7,608,792	10,822,272	5,284,645
Net asset value, offering and redemption price per share	$43.16	$14.19	$22.08
(a)	Per share amounts may not recalculate due to rounding of net assets and shares outstanding.

Amounts designated as “—” are $0 or have been rounded to $0.

See notes to financial statements.

STEWARD FUNDS
STATEMENTS OF ASSETS AND LIABILITIES — April 30, 2019

	Steward Select Bond Fund	Steward Global Equity Income Fund	Steward Covered Call Income Fund
Assets:
Investments, at value (cost $154,806,361, $274,008,725 and $28,997,416, respectively)	$154,871,891	$313,193,151	$29,683,117
Cash	6,211,401	1,716,742	284,280
Interest and dividend receivable	1,521,484	876,029	31,172
Receivable for investments sold	313	—	—
Receivable for capital shares issued	6,880	356,380	801
Reclaims receivable	—	59,153	—
Other receivable	1,000	6,525	—
Prepaid expenses and other assets	14,458	24,174	28,425
Total assets	162,627,427	316,232,154	30,027,795
Liabilities:
Payable for capital shares redeemed	71,726	283,211	39,322
Written options at fair value (premiums received $0, $0 and $496,581, respectively)	—	—	1,062,508
Accrued expenses and other payables:
Investment advisory fees	33,233	77,378	183
Consulting service fees	8,135	15,223	1,364
Compliance service fees	2,863	5,486	510
Administration fees	6,983	13,010	1,171
Distribution fees – Class A	2,107	14,789	6
Distribution fees – Class C	—	303	56
Sub-Accounting services fees – Class A	830	5,748	2
Sub-Accounting services fees – Institutional Class	6,718	8,883	244
Fund accounting and sub-administration fees	9,824	15,292	2,091
Transfer agent fees	3,669	8,317	2,705
Custodian fees	1,595	3,058	276
Directors fees	1,787	3,382	314
Printing fees	4,363	8,257	767
Professional fees	2,478	4,690	435
Other accrued liabilities	217	5,866	443
Total liabilities	156,528	472,893	1,112,397
Net Assets	$162,470,899	$315,759,261	$28,915,398
Composition of Net Assets:
Capital (par value and paid-in surplus)	164,304,236	271,340,485	29,105,150
Total distributable earnings/(accumulated deficit)	(1,833,337)	44,418,776	(189,752)
Net Assets	$162,470,899	$315,759,261	$28,915,398
Class A
Net Assets	$10,115,119	$72,351,170	$30,760
Shares authorized	16,000,000	16,000,000	16,000,000
Shares issued and outstanding ($0.001 par value)	415,183	2,307,340	3,149
Net asset value, offering and redemption price per share	$24.36	$31.36	$9.77
Class C
Net Assets	$10	$372,168	$78,929
Shares authorized	13,000,000	15,000,000	15,000,000
Shares issued and outstanding ($0.001 par value)	1	69,649	8,018
Net asset value, offering and redemption price per share(a)	$9.71	$5.34	$9.84
Class R6
Net Assets	$10	$6,258	$11
Shares authorized	16,000,000	16,000,000	16,000,000
Shares issued and outstanding ($0.001 par value)	1	1,240	1
Net asset value, offering and redemption price per share(a)	$9.66	$5.05	$9.80
Institutional Class
Net Assets	$152,355,760	$243,029,665	$28,805,698
Shares authorized	20,000,000	20,000,000	20,000,000
Shares issued and outstanding ($0.001 par value)	6,281,670	7,727,773	2,953,047
Net asset value, offering and redemption price per share	$24.25	$31.45	$9.75
(a)	Per share amounts may not recalculate due to rounding of net assets and shares outstanding.

Amounts designated as “—” are $0 or have been rounded to $0.

See notes to financial statements.

STEWARD FUNDS
STATEMENTS OF OPERATIONS — April 30, 2019

	Steward Large Cap Enhanced Index Fund	Steward Small-Mid Cap Enhanced Index Fund	Steward International Enhanced Index Fund
Investment Income:
Dividends (net of foreign withholding tax of $0, $1,368 and $335,407, respectively)	$7,709,451	$3,287,317	$4,793,579
Total investment income	7,709,451	3,287,317	4,793,579
Expenses:
Investment advisory fees	615,138	360,092	418,205
Consulting service fees	226,393	132,851	76,175
Compliance service fees	85,556	50,107	29,009
Administration fees	194,992	114,555	65,683
Distribution fees – Class A	113,160	194,611	69,338
Sub-Accounting services fees – Class A	44,857	49,765	26,861
Sub-Accounting services fees – Institutional Class	177,620	65,456	51,479
Fund accounting and sub-administration fees	257,780	178,629	100,016
Transfer agent fees	87,368	87,174	45,438
Custodian fees	44,899	27,055	15,268
Registration fees	77,764	74,951	77,053
Directors fees	31,691	19,555	10,920
Professional fees	139,393	82,570	49,480
Printing fees	28,697	20,002	11,825
Miscellaneous fees	52,485	33,377	25,410
Total expenses	2,177,793	1,490,750	1,072,160
Net investment income	5,531,658	1,796,567	3,721,419
Realized and unrealized gain/(loss) from investment transactions:
Net realized gains from investment transactions and foreign currency transactions	13,263,367	16,065,934	1,742,848
Change in unrealized appreciation/(depreciation) on investment transactions and foreign currency translations	20,743,984	(9,759,239)	(7,704,352)
Net realized and unrealized gains/(losses) from investment transactions and foreign currency translations	34,007,351	6,306,695	(5,961,504)
Change in net assets resulting from operations	$39,539,009	$8,103,262	$(2,240,085)

See notes to financial statements.

STEWARD FUNDS
STATEMENTS OF OPERATIONS — April 30, 2019

	Steward Select Bond Fund	Steward Global Equity Income Fund	Steward Covered Call Income Fund
Investment Income:
Interest	$4,533,859	$—	$—
Dividends (net of foreign withholding tax of $0, $347,766 and $0, respectively)	224,774	9,654,677	554,935
Total investment income	4,758,633	9,654,677	554,935
Expenses:
Investment advisory fees	405,097	921,310	118,647
Consulting service fees	89,858	169,920	14,577
Compliance service fees	33,852	64,109	5,511
Administration fees	77,508	146,541	12,574
Distribution fees – Class A	26,833	186,819	55
Distribution fees – Class C	—	1,938	141
Sub-Accounting services fees – Class A	10,699	72,400	23
Sub-Accounting services fees – Class C	—	32	—
Sub-Accounting services fees – Institutional Class	82,107	112,963	797
Fund accounting and sub-administration fees	129,282	191,585	35,586
Transfer agent fees	47,900	102,152	32,353
Custodian fees	17,411	34,424	3,167
Registration fees	73,184	80,453	53,672
Directors fees	12,517	25,016	2,480
Professional fees	56,079	105,950	11,700
Printing fees	12,317	25,862	4,767
Miscellaneous fees	24,241	44,221	5,748
Total expenses before contractual fee reductions	1,098,885	2,285,695	301,798
Fees contractually waived/reimbursed by the Adviser	—	—	(37,844)
Net expenses	1,098,885	2,285,695	263,954
Net investment income	3,659,748	7,368,982	290,981
Realized and unrealized gain/(loss) from investment transactions:
Net realized gains/(losses) from investment transactions and foreign currency transactions	(430,387)	8,648,160	(252,046)
Net realized gains from options transactions	—	—	1,245,020
Change in unrealized appreciation/(depreciation) on investment transactions and foreign currency translations	3,072,357	(2,681,619)	1,750,909
Change in unrealized depreciation on options transactions	—	—	(644,301)
Net realized and unrealized gains/(losses) from investment transactions, foreign currency translations and options transactions	2,641,970	5,966,541	2,099,582
Change in net assets resulting from operations	$6,301,718	$13,335,523	$2,390,563

Amounts designated as “—” are $0 or have been rounded to $0.

See notes to financial statements.

STEWARD FUNDS
STATEMENTS OF CHANGES IN NET ASSETS

	STEWARD LARGE CAP ENHANCED INDEX FUND		STEWARD SMALL-MID CAP ENHANCED INDEX FUND
	For the Year Ended April 30, 2019	For the Year Ended April 30, 2018	For the Year Ended April 30, 2019	For the Year Ended April 30, 2018
Change in net assets from operations:
Net investment income	$5,531,658	$4,952,685	$1,796,567	$1,905,081
Net realized gains from investment transactions	13,263,367	22,353,884	16,065,934	19,741,794
Net change in unrealized appreciation/(depreciation) on investments	20,743,984	21,548,000	(9,759,239)	(1,211,690)
Change in net assets resulting from operations	39,539,009	48,854,569	8,103,262	20,435,185
Distributions to shareholders from(a):
Class A	(2,014,273)	(486,243)	(8,799,268)	(5,609,287)
Class C	(1)	—	(2)	(1)
Class R6	(9,586,866)	—	(2)	(1)
Institutional Class	(15,279,233)	(4,030,989)	(18,759,267)	(11,206,400)
Change in net assets from shareholder distributions	(26,880,373)	(4,517,232)	(27,558,539)	(16,815,689)
Capital Transactions:
Class A
Proceeds from shares issued	$7,754,531	$12,059,042	$19,564,483	$16,952,435
Dividends reinvested	1,982,781	464,558	8,419,050	5,347,743
Cost of shares redeemed	(18,263,079)	(17,267,011)	(26,586,844)	(15,110,839)
Change in Class A from capital transactions	(8,525,767)	(4,743,411)	1,396,689	7,189,339
Class C(b)
Proceeds from shares issued	—	10	—	10
Dividends reinvested	1	—	2	1
Change in Class C from capital transactions	1	10	2	11
Class R6(b)
Proceeds from shares issued	53,577,121	10	2,590	10
Dividends reinvested	9,586,866	—	2	1
Cost of shares redeemed	(4,480,083)	—	(3)	—
Change in Class R6 from capital transactions	58,683,904	10	2,589	11
Institutional Class
Proceeds from shares issued	71,969,137	66,082,672	49,462,162	34,030,235
Dividends reinvested	14,990,805	3,926,896	17,195,877	10,608,694
Cost of shares redeemed	(117,568,644)	(82,366,202)	(55,507,119)	(22,962,839)
Change in Institutional Class from capital transactions	(30,608,702)	(12,356,634)	11,150,920	21,676,090
Change in net assets from capital transactions	$19,549,436	$(17,100,025)	$12,550,200	$28,865,451
Change in net assets	32,208,072	27,237,312	(6,905,077)	32,484,947
Net Assets:
Beginning of period	393,519,630	366,282,318	232,202,428	199,717,481
End of period	$425,727,702	$393,519,630	$225,297,351	$232,202,428
Share Transactions:
Class A
Issued	184,630	299,093	1,237,165	1,065,222
Reinvested	53,674	11,398	725,090	339,342
Redeemed	(438,391)	(429,283)	(1,735,066)	(954,494)
Change in Class A	(200,087)	(118,792)	227,189	450,070
Class C(b)
Issued	—	1	—	1
Reinvested	—	—	—	—
Change in Class C	—	1	—	1
Class R6(b)
Issued	5,789,916	1	383	1
Reinvested	1,320,420	—	—	—
Redeemed	(566,206)	—	—	—
Change in Class R6	6,544,130	1	383	1
Institutional Class
Issued	1,735,250	1,636,928	3,259,054	2,124,700
Reinvested	403,576	97,250	1,451,150	663,966
Redeemed	(2,887,564)	(2,070,833)	(3,615,271)	(1,414,456)
Change in Institutional Class	(748,738)	(336,655)	1,094,933	1,374,210
(a)	Prior year distribution character information and accumulated net investment income/(distributions in excess of net investment income) has been modified or removed to conform with current year Regulation S-X presentation changes. See Note 3 in the Notes to Financial Statements.
(b)	Class C and Class R6 commenced operations on December 14, 2017.

Amounts designated as “—” are $0 or have been rounded to $0.

See notes to financial statements.

STEWARD FUNDS
STATEMENTS OF CHANGES IN NET ASSETS

	STEWARD INTERNATIONAL ENHANCED INDEX FUND		STEWARD SELECT BOND FUND
	For the Year Ended April 30, 2019	For the Year Ended April 30, 2018	For the Year Ended April 30, 2019	For the Year Ended April 30, 2018
Change in net assets from operations:
Net investment income	$3,721,419	$3,087,610	$3,659,748	$3,183,260
Net realized gains/(losses) from investment transactions and foreign currency transactions	1,742,848	2,898,810	(430,387)	20,071
Net change in unrealized appreciation/(depreciation) on investments and foreign currency translation	(7,704,352)	13,604,411	3,072,357	(4,145,990)
Change in net assets resulting from operations	(2,240,085)	19,590,831	6,301,718	(942,659)
Distributions to shareholders from(a):
Class A	(664,893)	(436,748)	(212,204)	(193,329)
Institutional Class	(2,981,081)	(2,741,957)	(3,461,119)	(3,055,166)
Change in net assets from shareholder distributions	(3,645,974)	(3,178,705)	(3,673,323)	(3,248,495)
Capital Transactions:
Class A
Proceeds from shares issued	$7,555,284	$11,285,695	$1,035,977	$1,980,677
Dividends reinvested	641,544	423,773	211,109	191,718
Cost of shares redeemed	(4,405,021)	(4,924,765)	(2,434,466)	(1,409,412)
Change in Class A from capital transactions	3,791,807	6,784,703	(1,187,380)	762,983
Class C(b)
Proceeds from shares issued	—	10	—	10
Change in Class C from capital transactions	—	10	—	10
Class R6(b)
Proceeds from shares issued	—	10	—	10
Change in Class R6 from capital transactions	—	10	—	10
Institutional Class
Proceeds from shares issued	19,515,477	14,577,840	18,710,976	18,273,275
Dividends reinvested	2,859,249	2,668,008	3,419,141	3,047,879
Cost of shares redeemed	(13,462,006)	(33,335,613)	(23,826,562)	(13,783,435)
Change in Institutional Class from capital transactions	8,912,720	(16,089,765)	(1,696,445)	7,537,719
Change in net assets from capital transactions	$12,704,527	$(9,305,042)	$(2,883,825)	$8,300,722
Change in net assets	6,818,468	7,107,084	(255,430)	4,109,568
Net Assets:
Beginning of period	139,609,295	132,502,211	162,726,329	158,616,761
End of period	$146,427,763	$139,609,295	$162,470,899	$162,726,329
Share Transactions:
Class A
Issued	348,489	501,563	43,207	80,786
Reinvested	29,948	19,475	8,832	7,843
Redeemed	(204,302)	(220,464)	(101,513)	(57,732)
Change in Class A	174,135	300,574	(49,474)	30,897
Class C(b)
Issued	—	1	—	1
Change in Class C	—	1	—	1
Class R6(b)
Issued	—	1	—	1
Change in Class R6	—	1	—	1
Institutional Class
Issued	906,073	654,655	782,568	749,612
Reinvested	133,295	122,556	143,749	125,320
Redeemed	(628,952)	(1,490,302)	(999,925)	(565,902)
Change in Institutional Class	410,416	(713,091)	(73,608)	309,030
(a)	Prior year distribution character information and accumulated net investment income/(distributions in excess of net investment income) has been modified or removed to conform with current year Regulation S-X presentation changes. See Note 3 in the Notes to Financial Statements.
(b)	Class C and Class R6 commenced operations on December 14, 2017.

Amounts designated as “—” are $0 or have been rounded to $0.

See notes to financial statements.

STEWARD FUNDS
STATEMENTS OF CHANGES IN NET ASSETS

	STEWARD GLOBAL EQUITY INCOME FUND		STEWARD COVERED CALL INCOME FUND
	For the Year Ended April 30, 2019	For the Year Ended April 30, 2018	For the Year Ended April 30, 2019	For the Period December 14, 2017(a) through April 30, 2018
Change in net assets from operations:
Net investment income	$7,368,982	$5,512,985	$290,981	$80,396
Net realized gains from investment and option transactions and foreign currency transactions	8,648,160	29,603,349	992,974	753,944
Net change in unrealized appreciation/(depreciation) on investments and option transactions and foreign currency translation	(2,681,619)	1,514,942	1,106,608	(986,834)
Change in net assets resulting from operations	13,335,523	36,631,276	2,390,563	(152,494)
Distributions to shareholders from(b):
Class A	(6,378,338)	(4,611,790)	(1,313)	(5)
Class C	(107,534)	(2)	(82)	—
Class R6	(30,885)	(2)	(1)	—
Institutional Class	(21,200,600)	(15,180,846)	(2,373,826)	(67,662)
Change in net assets from shareholder distributions	(27,717,357)	(19,792,640)	(2,375,222)	(67,667)
Capital Transactions:
Class A
Proceeds from shares issued	$37,450,498	$26,031,485	$54,311	$3,110
Dividends reinvested	6,319,136	4,568,285	1,313	5
Cost of shares redeemed	(34,477,167)	(28,071,527)	(28,103)	(29)
Change in Class A from capital transactions	9,292,467	2,528,243	27,521	3,086
Class C(c)
Proceeds from shares issued	374,091	10	75,000	10
Dividends reinvested	106,893	2	1	—
Cost of shares redeemed	(18,374)	—	—	—
Change in Class C from capital transactions	462,610	12	75,001	10
Class R6(c)
Proceeds from shares issued	532,778	10	—	10
Dividends reinvested	30,885	2	1	—
Cost of shares redeemed	(482,382)	—	—	—
Change in Class R6 from capital transactions	81,281	12	1	10
Institutional Class
Proceeds from shares issued	72,171,525	66,059,404	5,410,121	26,662,459
Dividends reinvested	21,117,291	15,153,656	2,373,826	67,662
Cost of shares redeemed	(60,348,392)	(55,796,748)	(4,406,934)	(1,092,545)
Change in Institutional Class from capital transactions	32,940,424	25,416,312	3,377,013	25,637,576
Change in net assets from capital transactions	$42,776,782	$27,944,579	$3,479,536	$25,640,682
Change in net assets	28,394,948	44,783,215	3,494,877	25,420,521
Net Assets:
Beginning of period	287,364,313	242,581,098	25,420,521	—
End of period	$315,759,261	$287,364,313	$28,915,398	$25,420,521
Share Transactions:
Class A
Issued	1,148,364	788,159	5,512	311
Reinvested	225,889	139,608	153	1
Redeemed	(1,099,933)	(858,426)	(2,828)	—
Change in Class A	274,320	69,341	2,837	312
Class C(c)
Issued	51,032	1	8,017	1
Reinvested	22,492	—	—	—
Redeemed	(3,876)	—	—	—
Change in Class C	69,648	1	8,017	1
Class R6(c)
Issued	66,649	1	—	1
Reinvested	3,982	—	—	—
Redeemed	(69,392)	—	—	—
Change in Class R6	1,239	1	—	1
Institutional Class
Issued	2,269,313	2,018,316	565,316	2,665,495
Reinvested	753,068	462,106	277,710	6,660
Redeemed	(1,936,300)	(1,688,689)	(453,432)	(108,702)
Change in Institutional Class	1,086,081	791,733	389,594	2,563,453
(a)	Commencement of operations.
(b)	Prior year distribution character information and accumulated net investment income/(distributions in excess of net investment income) has been modified or removed to conform with current year Regulation S-X presentation changes. See Note 3 in the Notes to Financial Statements.
(c)	Class C and Class R6 commenced operations on December 14, 2017.

Amounts designated as “—” are $0 or have been rounded to $0.

See notes to financial statements.

STEWARD FUNDS
FINANCIAL HIGHLIGHTS

The following table sets forth the per share operating performance data for a share of capital stock outstanding, total return, ratios to average net assets and other supplemental data for the period indicated.

		Investment Operations:
	Net Asset Value, Beginning of Period	Net Investment Income		Net Realized and Unrealized Gains/ (Losses) from Investments	Total from Investment Operations
Steward Large Cap Enhanced Index Fund
Class A
Year ended April 30, 2019	$41.50	$0.47		$3.24	$3.71
Year ended April 30, 2018	36.89	0.41		4.60	5.01
Year ended April 30, 2017	32.25	0.39		4.63	5.02
Year ended April 30, 2016	38.89	0.46		(1.31)	(0.85)
Year ended April 30, 2015	37.46	0.36		3.86	4.22
Class C
Year ended April 30, 2019	9.79	—	(f)	0.46	0.46
Period ended April 30, 2018(e)	10.00	—	(f)	(0.02)	(0.02)
Class R6
Year ended April 30, 2019	9.76	0.04		0.46	0.50
Period ended April 30, 2018(e)	10.00	—	(f)	0.01	0.01
Institutional Class
Year ended April 30, 2019	41.34	0.60		3.23	3.83
Year ended April 30, 2018	36.72	0.53		4.57	5.10
Year ended April 30, 2017	32.07	0.48		4.63	5.11
Year ended April 30, 2016	38.70	0.62		(1.34)	(0.72)
Year ended April 30, 2015	37.30	0.47		3.86	4.33
Steward Small-Mid Cap Enhanced Index Fund
Class A
Year ended April 30, 2019	15.70	0.09		0.03 (h)	0.12
Year ended April 30, 2018	15.44	0.11		1.37	1.48
Year ended April 30, 2017	13.26	0.06		2.64	2.70
Year ended April 30, 2016	15.33	0.08		(0.51)	(0.43)
Year ended April 30, 2015	16.04	0.08		1.41	1.49
Class C
Year ended April 30, 2019	8.76	—	(f)	(0.16)	(0.16)
Period ended April 30, 2018(e)	10.00	—	(f)	(0.04)	(0.04)
Class R6
Year ended April 30, 2019	8.74	—	(f)	(0.18)	(0.18)
Period ended April 30, 2018(e)	10.00	—	(f)	(0.04)	(0.04)
Institutional Class
Year ended April 30, 2019	15.93	0.13		0.04 (h)	0.17
Year ended April 30, 2018	15.65	0.15		1.39	1.54
Year ended April 30, 2017	13.43	0.11		2.67	2.78
Year ended April 30, 2016	15.51	0.12		(0.52)	(0.40)
Year ended April 30, 2015	16.20	0.12		1.43	1.55
Steward International Enhanced Index Fund
Class A
Year ended April 30, 2019	23.01	0.53		(1.01)	(0.48)
Year ended April 30, 2018	20.45	0.43		2.59	3.02
Year ended April 30, 2017	18.65	0.36		1.81	2.17
Year ended April 30, 2016	22.22	0.40	(g)	(3.27)	(2.87)
Year ended April 30, 2015	23.06	0.41		(0.71)	(0.30)
Class C
Year ended April 30, 2019	10.08	—	(f)	(0.35)	(0.35)
Period ended April 30, 2018(e)	10.00	—	(f)	0.23	0.23
Class R6
Year ended April 30, 2019	10.05	—	(f)	(0.34)	(0.34)
Period ended April 30, 2018(e)	10.00	—	(f)	0.23	0.23
Institutional Class
Year ended April 30, 2019	23.09	0.59		(1.01)	(0.42)
Year ended April 30, 2018	20.51	0.51		2.59	3.10
Year ended April 30, 2017	18.70	0.43		1.81	2.24
Year ended April 30, 2016	22.28	0.57	(g)	(3.38)	(2.81)
Year ended April 30, 2015	23.11	0.44		(0.65)	(0.21)
(a)	Not annualized for periods less than one year.
(b)	Annualized for periods less than one year.
(c)	Portfolio turnover is calculated on the basis of the Fund, as a whole, without distinguishing between the classes of shares issued.
(d)	Excludes the value of portfolio securities delivered as a result of a redemption in-kind.
(e)	For the period December 14, 2017 (commencement of operations) through April 30, 2018.
(f)	Expressed as “—” as the income and/or expenses accrued for the class were considered immaterial for presentation purposes relative to the size of the class.
(g)	Calculated based on average shares outstanding.
(h)	Realized and unrealized gains and losses per share in this caption are balancing amounts necessary to reconcile the change in net asset value per share for the period, and may not reconcile with the aggregate gains and losses in the Statement of Operations due to share transactions for the period.

Amounts designated as “—” are $0 or have been rounded to $0.

See notes to financial statements.

	Distributions:							Ratios/Supplementary Data:
	Net Investment Income	Net Realized Gains from Investments	In Excess of Net Investment Income	Total Distributions	Net Asset Value, End of Period	Total Return(a)	Net Assets, End of Period (000’s)	Ratio of Expenses to Average Net Assets(b)		Ratio of Net Investment Income to Average Net Assets(b)		Portfolio Turnover Rate(a)(c)
Steward Large Cap Enhanced Index Fund
Class A
Year ended April 30, 2019	$(0.42)	$(1.51)	$—	$(1.93)	$43.28	9.78%	$41,401	0.80%		1.09%		27%
Year ended April 30, 2018	(0.40)	—	—	(0.40)	41.50	13.61%	47,998	0.84%		1.02%		23%
Year ended April 30, 2017	(0.38)	—	—	(0.38)	36.89	15.63%	47,052	0.82%		1.10%		25%
Year ended April 30, 2016	(0.49)	(4.26)	(1.04)	(5.79)	32.25	(2.01)%	52,151	0.82%		1.30%		91%(d)
Year ended April 30, 2015	(0.34)	(2.45)	—	(2.79)	38.89	11.35%	50,747	0.86%		0.97%		33%
Class C
Year ended April 30, 2019	—	(1.51)	—	(1.51)	8.74	8.13%	—	—	%(f)	—	%(f)	27%
Period ended April 30, 2018(e)	(0.19)	—	—	(0.19)	9.79	(0.27)%	—	—	%(f)	—	%(f)	23%
Class R6
Year ended April 30, 2019	(0.20)	(1.51)	—	(1.71)	8.55	8.70%	55,924	0.46%		1.20%		27%
Period ended April 30, 2018(e)	(0.25)	—	—	(0.25)	9.76	0.02%	—	—	%(f)	—	%(f)	23%
Institutional Class
Year ended April 30, 2019	(0.50)	(1.51)	—	(2.01)	43.16	10.13%	328,404	0.50%		1.39%		27%
Year ended April 30, 2018	(0.48)	—	—	(0.48)	41.34	13.93%	345,522	0.54%		1.32%		23%
Year ended April 30, 2017	(0.46)	—	—	(0.46)	36.72	16.02%	319,230	0.50%		1.40%		25%
Year ended April 30, 2016	(0.61)	(4.26)	(1.04)	(5.91)	32.07	(1.67)%	253,302	0.48%		1.66%		91	%(d)
Year ended April 30, 2015	(0.48)	(2.45)	—	(2.93)	38.70	11.71%	292,898	0.50%		1.30%		33%
Steward Small-Mid Cap Enhanced Index Fund
Class A
Year ended April 30, 2019	(0.10)	(1.78)	—	(1.88)	13.94	3.18%	71,719	0.81%		0.56%		33%
Year ended April 30, 2018	(0.08)	(1.14)	—	(1.22)	15.70	9.59%	77,227	0.83%		0.69%		29%
Year ended April 30, 2017	(0.07)	(0.45)	—	(0.52)	15.44	20.44%	69,001	0.87%		0.43%		36%
Year ended April 30, 2016	(0.09)	(1.55)	—	(1.64)	13.26	(2.39)%	55,445	0.85%		0.59%		33%
Year ended April 30, 2015	(0.08)	(2.12)	—	(2.20)	15.33	9.85%	60,408	0.84%		0.50%		37%
Class C
Year ended April 30, 2019	—	(1.78)	—	(1.78)	6.82	2.55%	—	—	%(f)	—	%(f)	33%
Period ended April 30, 2018(e)	(0.06)	(1.14)	—	(1.20)	8.76	(0.48)%	—	—	%(f)	—	%(f)	29%
Class R6
Year ended April 30, 2019	—	(1.78)	—	(1.78)	6.78	2.27%	3	—	%(f)	—	%(f)	33%
Period ended April 30, 2018(e)	(0.08)	(1.14)	—	(1.22)	8.74	(0.56)%	—	—	%(f)	—	%(f)	29%
Institutional Class
Year ended April 30, 2019	(0.13)	(1.78)	—	(1.91)	14.19	3.51%	153,576	0.53%		0.84%		33%
Year ended April 30, 2018	(0.12)	(1.14)	—	(1.26)	15.93	9.87%	154,975	0.57%		0.95%		29%
Year ended April 30, 2017	(0.11)	(0.45)	—	(0.56)	15.65	20.80%	130,717	0.58%		0.72%		36%
Year ended April 30, 2016	(0.13)	(1.55)	—	(1.68)	13.43	(2.15)%	101,597	0.57%		0.87%		33%
Year ended April 30, 2015	(0.12)	(2.12)	—	(2.24)	15.51	10.19%	93,821	0.56%		0.78%		37%
Steward International Enhanced Index Fund
Class A
Year ended April 30, 2019	(0.52)	—	—	(0.52)	22.01	(1.99)%	29,734	1.01%		2.43%		10%
Year ended April 30, 2018	(0.46)	—	—	(0.46)	23.01	14.92%	27,085	1.02%		1.88%		10%
Year ended April 30, 2017	(0.37)	—	—	(0.37)	20.45	11.85%	17,922	1.01%		1.88%		16%
Year ended April 30, 2016	(0.70)	—	—	(0.70)	18.65	(13.10)%	16,268	1.00%		2.14%		11	%(d)
Year ended April 30, 2015	(0.54)	—	—	(0.54)	22.22	(1.41)%	15,520	1.02%		1.84%		12%
Class C
Year ended April 30, 2019	—	—	—	—	9.73	(3.47)%	—	—	%(f)	—	%(f)	10%
Period ended April 30, 2018(e)	(0.15)	—	—	(0.15)	10.08	2.32%	—	—	%(f)	—	%(f)	10%
Class R6
Year ended April 30, 2019	—	—	—	—	9.71	(3.38)%	—	—	%(f)	—	%(f)	10%
Period ended April 30, 2018(e)	(0.18)	—	—	(0.18)	10.05	2.32%	—	—	%(f)	—	%(f)	10%
Institutional Class
Year ended April 30, 2019	(0.59)	—	—	(0.59)	22.08	(1.74)%	116,694	0.71%		2.73%		10%
Year ended April 30, 2018	(0.52)	—	—	(0.52)	23.09	15.29%	112,524	0.71%		2.28%		10%
Year ended April 30, 2017	(0.43)	—	—	(0.43)	20.51	12.24%	114,580	0.67%		2.22%		16%
Year ended April 30, 2016	(0.77)	—	—	(0.77)	18.70	(12.82)%	104,190	0.65%		2.93%		11	%(d)
Year ended April 30, 2015	(0.62)	—	—	(0.62)	22.28	(1.01)%	286,947	0.64%		1.95%		12%

See notes to financial statements.

STEWARD FUNDS
FINANCIAL HIGHLIGHTS

The following table sets forth the per share operating performance data for a share of capital stock outstanding, total return, ratios to average net assets and other supplemental data for the period indicated.

		Investment Operations:
	Net Asset Value, Beginning of Period	Net Investment Income		Net Realized and Unrealized Gains/ (Losses) from Investments		Total from Investment Operations
Steward Select Bond Fund
Class A
Year ended April 30, 2019	$23.96	$0.49		$0.39		$0.88
Year ended April 30, 2018	24.58	0.40		(0.60)		(0.20)
Year ended April 30, 2017	24.99	0.43		(0.40)		0.03
Year ended April 30, 2016	24.97	0.46		—		0.46
Year ended April 30, 2015	24.72	0.46		0.25		0.71
Class C
Year ended April 30, 2019	9.57	—	(e)	0.14		0.14
Period ended April 30, 2018(d)	10.00	—	(e)	(0.22)		(0.22)
Class R6
Year ended April 30, 2019	9.52	—	(e)	0.14		0.14
Period ended April 30, 2018(d)	10.00	—	(e)	(0.23)		(0.23)
Institutional Class
Year ended April 30, 2019	23.85	0.55		0.40		0.95
Year ended April 30, 2018	24.47	0.48		(0.61)		(0.13)
Year ended April 30, 2017	24.87	0.51		(0.39)		0.12
Year ended April 30, 2016	24.85	0.53		0.01		0.54
Year ended April 30, 2015	24.61	0.54		0.25		0.79
Steward Global Equity Income Fund
Class A
Year ended April 30, 2019	33.06	0.70	(f)	0.43		1.13
Year ended April 30, 2018	31.00	0.60		3.87		4.47
Year ended April 30, 2017	28.72	0.51		3.72		4.23
Year ended April 30, 2016	30.11	0.60		0.18		0.78
Year ended April 30, 2015	29.82	0.63		1.32		1.95
Class C
Year ended April 30, 2019	8.02	0.07	(f)	(0.09	)(g)	(0.02)
Period ended April 30, 2018(d)	10.00	—	(e)	0.07		0.07
Class R6
Year ended April 30, 2019	7.99	0.21	(f)	(0.21	)(g)	—
Period ended April 30, 2018(d)	10.00	—	(e)	0.08		0.08
Institutional Class
Year ended April 30, 2019	33.15	0.79	(f)	0.44		1.23
Year ended April 30, 2018	31.06	0.71		3.88		4.59
Year ended April 30, 2017	28.77	0.63		3.70		4.33
Year ended April 30, 2016	30.16	0.71		0.16		0.87
Year ended April 30, 2015	29.86	0.75		1.32		2.07
Steward Covered Call Income Fund
Class A
Year ended April 30, 2019	9.92	0.04		0.71		0.75
Period ended April 30, 2018(d)	10.00	0.03		(0.09)		(0.06)
Class C
Year ended April 30, 2019	9.95	0.01		0.71		0.72
Period ended April 30, 2018(d)	10.00	—	(e)	(0.05)		(0.05)
Class R6
Year ended April 30, 2019	9.92	—	(e)	0.69		0.69
Period ended April 30, 2018(d)	10.00	—	(e)	(0.05)		(0.05)
Institutional Class
Year ended April 30, 2019	9.92	0.11		0.65		0.76
Period ended April 30, 2018(d)	10.00	0.03		(0.08)		(0.05)
(a)	Not annualized for periods less than one year.
(b)	Annualized for periods less than one year.
(c)	Portfolio turnover is calculated on the basis of the Fund, as a whole, without distinguishing between the classes of shares issued.
(d)	For the period December 14, 2017 (commencement of operations) through April 30, 2018.
(e)	Expressed as “—” as the income and/or expenses accrued for the class were considered immaterial for presentation purposes relative to the size of the class.
(f)	Calculated based on average shares outstanding.
(g)	Realized and unrealized gains and losses per share in this caption are balancing amounts necessary to reconcile the change in net asset value per share for the period, and may not reconcile with the aggregate gains and losses in the Statement of Operations due to share transactions for the period.

Amounts designated as “—” are $0 or have been rounded to $0.

See notes to financial statements.

	Distributions:						Ratios/Supplementary Data:
	Net Investment Income	Net Realized Gains from Investments	Total Distributions	Net Asset Value, End of Period	Total Return(a)	Net Assets, End of Period (000’s)	Ratio of Expenses to Average Net Assets Prior to Waivers(b)		Ratio of Expenses to Average Net Assets Net of Waivers(b)		Ratio of Net Investment Income to Average Net Assets(b)		Portfolio Turnover Rate(a)(c)
Steward Select Bond Fund
Class A
Year ended April 30, 2019	$(0.48)	$—	$(0.48)	$24.36	3.72%	$10,115	0.95%		0.95%		1.97%		25%
Year ended April 30, 2018	(0.42)	—	(0.42)	23.96	(0.82)%	11,134	0.96%		0.96%		1.67%		5%
Year ended April 30, 2017	(0.44)	—	(0.44)	24.58	0.11%	10,664	0.95%		0.95%		1.71%		18%
Year ended April 30, 2016	(0.44)	—	(0.44)	24.99	1.87%	11,719	0.95%		0.95%		1.80%		11%
Year ended April 30, 2015	(0.46)	—	(0.46)	24.97	2.92%	15,208	0.96%		0.96%		1.83%		13%
Class C
Year ended April 30, 2019	—	—	—	9.71	1.46%	—	—	%(e)	—	%(e)	—	%(e)	25%
Period ended April 30, 2018(d)	(0.21)	—	(0.21)	9.57	(2.27)%	—	—	%(e)	—	%(e)	—	%(e)	5%
Class R6
Year ended April 30, 2019	—	—	—	9.66	1.47%	—	—	%(e)	—	%(e)	—	%(e)	25%
Period ended April 30, 2018(d)	(0.25)	—	(0.25)	9.52	(2.30)%	—	—	%(e)	—	%(e)	—	%(e)	5%
Institutional Class
Year ended April 30, 2019	(0.55)	—	(0.55)	24.25	4.05%	152,356	0.66%		0.66%		2.28%		25%
Year ended April 30, 2018	(0.49)	—	(0.49)	23.85	(0.54)%	151,593	0.66%		0.66%		1.98%		5%
Year ended April 30, 2017	(0.52)	—	(0.52)	24.47	0.50%	147,953	0.61%		0.61%		2.05%		18%
Year ended April 30, 2016	(0.52)	—	(0.52)	24.87	2.22%	138,503	0.60%		0.60%		2.16%		11%
Year ended April 30, 2015	(0.55)	—	(0.55)	24.85	3.26%	138,956	0.62%		0.62%		2.19%		13%
Steward Global Equity Income Fund
Class A
Year ended April 30, 2019	(0.67)	(2.16)	(2.83)	31.36	4.61%	72,351	0.97%		0.97%		2.18%		28%
Year ended April 30, 2018	(0.59)	(1.82)	(2.41)	33.06	14.58%	67,213	0.99%		0.99%		1.80%		59%
Year ended April 30, 2017	(0.56)	(1.39)	(1.95)	31.00	15.22%	60,865	0.99%		0.99%		1.78%		48%
Year ended April 30, 2016	(0.62)	(1.55)	(2.17)	28.72	2.94%	40,254	0.98%		0.98%		2.12%		54%
Year ended April 30, 2015	(0.62)	(1.04)	(1.66)	30.11	6.57%	27,698	1.01%		1.01%		2.11%		48%
Class C
Year ended April 30, 2019	(0.50)	(2.16)	(2.66)	5.34	4.52%	372	1.64%		1.64%		1.24%		28%
Period ended April 30, 2018(d)	(0.23)	(1.82)	(2.05)	8.02	0.83%	—	—	%(e)	—	%(e)	—	%(e)	59%
Class R6
Year ended April 30, 2019	(0.78)	(2.16)	(2.94)	5.05	5.04%	6	0.61%		0.61%		2.75%		28%
Period ended April 30, 2018(d)	(0.27)	(1.82)	(2.09)	7.99	0.86%	—	—	%(e)	—	%(e)	—	%(e)	59%
Institutional Class
Year ended April 30, 2019	(0.77)	(2.16)	(2.93)	31.45	4.90%	243,030	0.67%		0.67%		2.47%		28%
Year ended April 30, 2018	(0.68)	(1.82)	(2.50)	33.15	14.96%	220,152	0.68%		0.68%		2.12%		59%
Year ended April 30, 2017	(0.65)	(1.39)	(2.04)	31.06	15.58%	181,716	0.66%		0.66%		2.11%		48%
Year ended April 30, 2016	(0.71)	(1.55)	(2.26)	28.77	3.26%	134,080	0.64%		0.64%		2.47%		54%
Year ended April 30, 2015	(0.73)	(1.04)	(1.77)	30.16	6.97%	140,285	0.66%		0.66%		2.46%		48%
Steward Covered Call Income Fund
Class A
Year ended April 30, 2019	(0.09)	(0.81)	(0.90)	9.77	8.91%	31	1.44%		1.25%		0.79%		117%
Period ended April 30, 2018(d)	(0.02)	—	(0.02)	9.92	(0.56)%	3	1.42%		1.25%		0.81%		29%
Class C
Year ended April 30, 2019	(0.02)	(0.81)	(0.83)	9.84	8.52%	79	2.23%		2.00%		0.05%		117%
Period ended April 30, 2018(d)	—	—	—	9.95	(0.50)%	—	—	%(e)	—	%(e)	—	%(e)	29%
Class R6
Year ended April 30, 2019	—	(0.81)	(0.81)	9.80	8.27%	—	—	%(e)	—	%(e)	—	%(e)	117%
Period ended April 30, 2018(d)	(0.03)	—	(0.03)	9.92	(0.55)%	—	—	%(e)	—	%(e)	—	%(e)	29%
Institutional Class
Year ended April 30, 2019	(0.12)	(0.81)	(0.93)	9.75	9.06%	28,806	1.14%		1.00%		1.10%		117%
Period ended April 30, 2018(d)	(0.03)	—	(0.03)	9.92	(0.54)%	25,417	1.16%		1.00%		0.84%		29%

See notes to financial statements.

STEWARD FUNDS
NOTES TO FINANCIAL STATEMENTS — April 30, 2019

Note 1 — Organization:

Steward Funds, Inc. (“SFI”), a Maryland corporation, is registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as a diversified open-end management investment company and follows the investment company accounting and reporting guidance under Financial Accounting Standards Board (“FASB”) Accounting Standards Codification (“ASC”) Topic 946 “Financial Services — Investment Companies.” As of April 30, 2019, SFI is composed of six separate operational funds, each a series of SFI (each a “Fund” and collectively the “Funds”). The accompanying financial statements are presented for the following six Funds:

Steward Large Cap Enhanced Index Fund
Steward Small-Mid Cap Enhanced Index Fund
Steward International Enhanced Index Fund
Steward Select Bond Fund
Steward Global Equity Income Fund
Steward Covered Call Income Fund

Each Fund currently offers four classes of shares: “Class A”, “Class C”, “Class R6” (formerly, Class K), and “Institutional Class” (each a “Class” and collectively the “Classes”). Each Class of shares has equal rights as to earnings, assets and voting privileges, except that each Class has a different expense structure. Each Class of shares has exclusive voting rights with respect to matters that affect just that Class or on which the interests of the Class differ from the interests of the other Classes. Income and realized and unrealized gains and losses on investments are allocated to each Class of shares based on its relative net assets.

Note 2 — Investment Objectives:

Steward Large Cap Enhanced Index Fund seeks to provide long-term capital appreciation. The Fund invests primarily in common stocks of large capitalization companies that represent a broad spectrum of the United States economy and allocates selectively between growth and value securities.

Steward Small-Mid Cap Enhanced Index Fund seeks to provide long-term capital appreciation. The Fund invests primarily in common stocks of small and medium capitalization companies that represent a broad spectrum of the United States economy and allocates selectively between growth and value securities.

Steward International Enhanced Index Fund seeks to provide long-term capital appreciation. The Fund invests primarily in Depositary Receipts (“DRs”) or dual listed securities representing securities of companies located or domiciled outside of the United States and allocates selectively between securities of developed market companies and emerging market companies.

Steward Select Bond Fund seeks to provide high current income with capital appreciation. The Fund invests primarily in fixed income securities such as corporate bonds, mortgage-backed securities and government and agency bonds and notes.

Steward Global Equity Income Fund seeks to provide current income along with growth of capital. The Fund invests primarily in dividend-paying common stocks of large, medium and small capitalization companies that represent a broad spectrum of the global economy. The Fund’s non-U.S. investments will be primarily in the form of DRs or dual listed securities, or U.S. dollar-denominated instruments representing securities of non-U.S. issuers that are traded in the U.S. or in non-U.S. markets.

Steward Covered Call Income Fund seeks to provide dividend income and options premium income, with the potential for capital appreciation and less volatility than the broad equity market. The Fund invests primarily in common stocks of large capitalization U.S. companies, most of which pay dividends, with sufficient liquidity and option market interest to suggest that call options can readily be written on those securities. The Fund writes (sells) covered call options on those securities with the overall goal of providing options premium income and lowering volatility of the Fund’s portfolio when compared to the broader uncovered large capitalization securities market.

In pursuing their investment objectives, the Funds apply a comprehensive set of values-based screens to all of their portfolio investments.

Note 3 — Significant Accounting Policies:

The preparation of financial statements in conformity with accounting principles generally accepted in the United States of America (“GAAP”) requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of income and expenses during the reporting period. Actual results could differ from those estimates. The following summarizes the significant accounting policies of the Funds.

Portfolio Valuation:  Fund investments are recorded at fair value. In determining fair value, the Funds use various valuation approaches. Equity securities listed on a domestic or foreign exchange are valued at the last sale price on the day of valuation or, if there was no sale that day, at the mean between the last reported bid and asked prices as of the close of trading. Equity securities traded on The NASDAQ Stock Market LLC (“NASDAQ”) use the official closing price, if available, and otherwise, use the last reported sale price, or the mean between the last reported bid and asked prices if there was no sale on that day. Equity securities that are traded in the over-the-counter market only, but that are not included on NASDAQ, are valued at the last sale price on the day of valuation. These prices will be obtained by the Funds' accounting agent from an approved pricing source. Debt securities (other than short-term obligations), including listed issues, are valued at the bid price as obtained from an approved pricing source. Short-term obligations (those with remaining maturities of 60 days or less) are valued at amortized cost. Open-end mutual funds, including money market funds, are valued at net asset value per share. Exchange-traded options are valued (i) at the last reported sale price, or, (ii) if there is no last sale price, at the most recent bid for long options and the most recent ask for short options. Each of these methods has been determined in good faith by the Funds’ Board of Directors (the “Board”) to represent fair value for the affected securities. If securities or other assets held by the Funds cannot be valued as set forth above or if a market price or quotation for a security or other asset is not readily available, or cannot be determined, or if any market price or quotation is deemed to be unreliable or inaccurate by the Funds' investment adviser, the security will be priced at its fair value in accordance with procedures approved by the Board.

GAAP establishes a fair value hierarchy for inputs used in measuring fair value that maximizes the use of observable inputs and minimizes the use of unobservable inputs by requiring that the most observable inputs be used when available. Observable inputs are those that market participants would use in pricing the asset or liability based on market data obtained from sources independent of the Funds. Unobservable inputs reflect the Funds’ assumptions about the inputs market participants would use in pricing the asset or liability developed based on the best information available in the circumstances.

The fair value hierarchy is categorized into three levels based on the inputs as follows:

Level 1 — Quoted prices in active markets for identical securities and net asset values for money market funds.

Level 2 — Other significant observable inputs other than Level 1 quoted prices (including, but not limited to, quoted prices for similar securities, interest rates, prepayment speeds and credit risks).

Level 3 — Significant unobservable inputs (including the Funds’ own assumptions in determining the fair value of investments).

Pursuant to these valuation policies, equity securities and written options contracts are generally categorized as Level 1 securities in the fair value hierarchy (unless there is a fair valuation event, in which case affected securities are generally categorized as Level 2). Debt securities are generally categorized as Level 2 securities in the fair value hierarchy, except that U.S. Treasury debt securities may be categorized as Level 1. Money market funds are generally categorized as Level 1 securities in the fair value hierarchy. Changes in valuation techniques may result in transfers in or out of an assigned level within the fair value hierarchy.

The following table presents a summary of inputs used to value the Funds’ investments as of April 30, 2019:

	Investments in Securities
Fund	LEVEL 1 — Quoted Prices	LEVEL 2 — Other Significant Observable Inputs	LEVEL 3 — Significant Unobservable Inputs	Total
Steward Large Cap Enhanced Index Fund
Security Type
Common Stocks*	$421,866,941	$—	$—	$421,866,941
Total Investments	$421,866,941	$—	$—	$421,866,941
Steward Small-Mid Cap Enhanced Index Fund
Security Type
Common Stocks*	$224,102,186	$—	$—	$224,102,186
Rights*	—	—	—	—
Total Investments	$224,102,186	$—	$—	$224,102,186
Steward International Enhanced Index Fund
Security Type
Common Stocks*	$144,003,111	$—	$—	$144,003,111
Total Investments	$144,003,111	$—	$—	$144,003,111
Steward Select Bond Fund
Security Type
Corporate Bonds*	$—	$100,308,229	$—	$100,308,229
Municipal Bonds	—	3,804,214	—	3,804,214
U.S. Government Agencies	—	21,478,842	—	21,478,842
U.S. Government Agency Mortgage-Backed Obligations	—	6,933,286	—	6,933,286
U.S. Treasury Obligations	19,020,930	1,035,290	—	20,056,220
Preferred Stocks*	2,291,100	—	—	2,291,100
Total Investments	$21,312,030	$133,559,861	$—	$154,871,891
Steward Global Equity Income Fund
Security Type
Common Stocks*	$313,193,151	$—	$—	$313,193,151
Total Investments	$313,193,151	$—	$—	$313,193,151
Steward Covered Call Income Fund
Security Type
Common Stocks*	$29,683,117	$—	$—	$29,683,117
Total Investment Securities	29,683,117	—	—	29,683,117
Other Financial Instruments:ˆ
Written Options Contracts	(1,062,508)	—	—	(1,062,508)
Total Investments	$28,620,609	$—	$—	$28,620,609
*	Please refer to the Schedule of Portfolio Investments to view common stocks, rights, corporate bonds, and preferred stocks segregated by industry type.
ˆ	Other Financial Instruments include any derivative instruments, such as written options contracts. These investments are recorded in the financial statements at fair value.

Securities Transactions and Investment Income:   Portfolio security transactions are recorded on the trade date. Net realized gains or losses on sales of securities are determined by the identified cost method. Interest income, adjusted for accretion of discounts and amortization of premiums, is recorded on the accrual basis. Debt obligations may be placed in non-accrual status and related interest income may be reduced by ceasing current accruals and writing off interest receivables when the collection of all or a portion of interest has become doubtful as identified by the Funds’ investment adviser as part of the valuation process. The treatment of such interest income may be different for federal income tax purposes. Discounts and premiums on securities purchased are amortized or accreted using the effective interest method. Dividend income is recorded on the ex-dividend date, or as soon as practical after a Fund determines the existence of a dividend declaration after exercising reasonable due diligence. Income and capital gains on some foreign securities may be subject to foreign withholding taxes, which are accrued as applicable, and have been provided for in accordance with the Funds’ understanding of the applicable country’s tax rules and regulations.

Dividends and Distributions to Shareholders:  Dividends from net investment income, if any, from the Funds are declared and paid quarterly. All net realized long-term or short-term capital gains, if any, are declared and distributed at least annually.

Income dividends and capital gains distributions are recorded on the ex-dividend date and are determined in accordance with income tax regulations, which may differ from GAAP. These differences are primarily due to differing treatments of income, gains and losses on various investment securities held by the Funds, timing differences in the recognition of income, gains and losses and differing characterizations of distributions made by the Funds. Distributions which exceed net investment income and net realized capital gains for financial reporting purposes but not for tax purposes are reported as distributions in excess of net investment income or net realized gains. To the extent they exceed net investment income and net realized capital gains for tax purposes, they are reported as distribution of capital.

Written Options Contracts:  Steward Covered Call Income Fund may write (sell) covered call options. Premiums received from written options contracts are recorded as liabilities and are marked-to-market to reflect the current value of the options written. When writing an option, the Fund bears the market risk of unfavorable changes in the price of the underlying instrument.

The notional amount of written options outstanding and the month-end average notional amount for April 30, 2019 was $27,835,850. The twelve month average notional amount for written options contracts for the year ended April 30, 2019 was $25,273,085.

Transactions in derivative instruments reflected on the Statements of Assets and Liabilities and Statements of Operations, categorized by risk exposure, as of April 30, 2019, are:

		Liability Derivatives
Fund	Primary Risk Exposure	Statements of Asset and Liabilities Location	Total Fair Value
Steward Covered Call Income Fund	Equity Risk
	Options Contracts	Written options at fair value	$1,062,508

		Realized Gain/(Loss) on Derivatives Recognized as a Result from Operations	Change in Unrealized Appreciation/(Depreciation) on Derivatives Recognized as a Result from Operations
Fund	Primary Risk Exposure	Net realized gains from options transactions	Change in unrealized depreciation on options transactions
Steward Covered Call Income Fund	Equity Risk	$1,245,020	$(644,301)

Federal Income Taxes:  The Funds intend to continue to qualify as regulated investment companies under Subchapter M of the Internal Revenue Code and accordingly, will generally not be subject to federal and state income taxes or federal excise taxes to the extent that they make sufficient distributions of net investment income and net realized capital gains.

As of and during the year ended April 30, 2019, the Funds did not have a liability for any unrecognized tax benefits. The Funds recognize interest and penalties, if any, related to unrecognized tax benefits as income tax expense on the Statements of Operations. During the period, the Funds did not incur any interest or penalties. For all open tax years, management of the Funds has concluded that there are no significant uncertain tax positions that would require recognition in the financial statements. Further, management of the Funds is not aware of any tax positions for which it is reasonably possible that the total amounts of any unrecognized tax benefits will significantly change over the next fiscal year.

Allocation of Expenses:   Expenses directly attributable to a Fund or Class are charged directly to that Fund or Class, while expenses that are attributable to more than one Fund or Class are allocated among the respective Funds and their Classes based upon relative net assets or some other reasonable method as determined by the Board.

Foreign Securities:   Investments in securities of issuers in foreign countries involves risks not associated with domestic investments. These risks include, but are not limited to: (1) political and financial instability; (2) currency exchange rate fluctuations; (3) greater price volatility and less liquidity in particular securities and in certain foreign markets; (4) lack of uniform accounting, auditing and financial reporting standards; (5) less government regulation and supervision of some foreign stock exchanges, brokers and listed companies; (6) delays in transaction settlement in certain foreign markets; and (7) less availability of information. Securities of issuers in emerging and developing countries raise additional risks relative to investments in developed country issuers, including exposure to less mature and diversified economies and to less stable market and political systems, as well as to possible currency transfer restrictions, delays and disruptions in settlement of transactions, and higher volatility than found in developed countries.

Affiliated Securities Transactions:  Pursuant to Rule 17a-7 under the 1940 Act, the Funds may engage in securities transactions with affiliated investment companies and advisory accounts managed by Crossmark Global Investments, Inc. (“Crossmark Global Investments” or the “Adviser”). Any such purchase or sale transaction must be effected without a brokerage commission or other remuneration, except for customary transfer fees. The transaction must be effected at the current market price, which is either the security’s last sale price on an exchange or, if there are no transactions in the security that day, at the average of the highest bid and lowest asked price. During the year ended April 30, 2019, the Funds did not engage in any Rule 17a-7 transactions.

Recent Accounting Pronouncements:  In March 2017, FASB issued Accounting Standards Update No. 2017-08 “Premium Amortization on Purchased Callable Debt Securities” (“ASU 2017-08”), which shortens the premium amortization period for purchased non-contingently callable debt securities. ASU 2017-08 specifies that the premium amortization period ends at the earliest call date for purchased non-contingently callable debt securities. For public business entities, ASU 2017-08 is effective for fiscal years, and interim periods within those fiscal years, beginning after December 15, 2018. Management does not believe that adoption of ASU 2017-08 will materially impact the Funds’ financial statements.

In August 2018, FASB issued Accounting Standards Update No. 2018-13, “Disclosure Framework — Changes to the Disclosure Requirements for Fair Value Measurement” (“ASU 2018-13”). This update makes certain removals from, changes to and additions to existing disclosure requirements for fair value measurement. In addition, the amendments clarify that materiality is an appropriate consideration when evaluating disclosure requirements. ASU 2018-13 is effective for financial statements issued for fiscal years beginning after December 15, 2019, and interim periods within those fiscal years. Early adoption is permitted for any eliminated or modified disclosures upon issuance of ASU 2018-13. The Funds have early adopted certain provisions of ASU 2018-13 as permitted and eliminated or modified disclosures within the financial statements. Management does not believe that final adoption of all provisions of ASU 2018-13 will materially impact the Funds’ financial statements.

In August 2018, the SEC adopted amendments to certain financial statement disclosure requirements to conform them to GAAP for investment companies. These amendments include certain removals from, changes to and additions to existing disclosure requirements under Regulation S-X. The Funds’ adoption of these amendments, effective with the financial statements prepared as of October 31, 2018, had no effect on the Funds’ net assets or results of operations. As a result of adopting these amendments, the distributions to shareholders in the April 30, 2018 Statements of Changes in Net Assets presented herein have been reclassified to conform to the presentation for the current period, which includes all distributions to shareholders of each Class, other than tax basis return of capital distributions, in one line item. Prior to adoption of these amendments, the distributions to shareholders in the April 30, 2018 Statements of Changes in Net Assets appeared as follows:

	Steward Large Cap Enhanced Index Fund	Steward Small-Mid Cap Enhanced Index Fund	Steward International Enhanced Index Fund	Steward Select Bond Fund	Steward Global Equity Income Fund	Steward Covered Call Income Fund
	For the Year Ended April 30, 2018	For the Year Ended April 30, 2018	For the Year Ended April 30, 2018	For the Year Ended April 30, 2018	For the Year Ended April 30, 2018	For the Period December 14, 2017(a) through April 30, 2018
Distributions:
Net investment income:
Class A Shares	$(486,243)	$(378,573)	$(436,748)	$(193,329)	$(1,120,843)	$(5)
Class C Shares	—	—	—	—	—	—
Class R6 Shares	—	—	—	—	—	—
Institutional Class Shares	(4,030,989)	(1,099,964)	(2,741,957)	(3,055,166)	(4,150,666)	(67,662)
Net realized gains:
Class A Shares	$—	$(5,230,714)	$—	$—	$(3,490,947)	$—
Class C Shares	—	(1)	—	—	(2)	—
Class R6 Shares	—	(1)	—	—	(2)	—
Institutional Class Shares	—	(10,106,436)	—	—	(11,030,180)	—

(a)	Commencement of operations.

Note 4 — Investment Advisory and Other Agreements:

Crossmark Global Investments, a wholly-owned subsidiary of Crossmark Global Holdings, Inc. (“Crossmark Global Holdings”), serves as investment adviser for the Funds. Crossmark Global Investments provides investment advisory services to investment companies, pension and profit sharing accounts, corporations and individuals. Subject to the authority of the Board, the Adviser provides the Funds with continuous investment advisory services in accordance with an investment advisory agreement (the “Advisory Agreement”) between the Adviser and SFI, on behalf of the Funds. Crossmark Global Investments receives compensation for its services as investment adviser. The fee is accrued daily and paid monthly based on each Fund’s average daily net assets. Pursuant to the terms of the Advisory Agreement, Crossmark Global Investments has full discretion to manage the assets of the Funds in accordance with their investment objectives.

As compensation for its services as investment adviser, each Fund pays Crossmark Global Investments, on a monthly basis, an investment advisory fee calculated daily, based on the average daily net assets of the Fund, at the following annual rates:

Steward Large Cap Enhanced Index Fund

—	0.15% on the first $500 million;
—	0.125% on the next $500 million; and
—	0.10% in excess of $1 billion

Steward Small-Mid Cap Enhanced Index Fund

—	0.15% on the first $500 million;
—	0.125% on the next $500 million; and
—	0.10% in excess of $1 billion

Steward International Enhanced Index Fund

—	0.30% on the first $500 million;
—	0.25% on the next $500 million; and
—	0.20% in excess of $1 billion

Steward Select Bond Fund

—	0.25% on the first $500 million;
—	0.20% on the next $500 million; and
—	0.175% in excess of $1 billion

Steward Global Equity Income Fund

—	0.30% on the first $500 million;
—	0.25% on the next $500 million; and
—	0.20% in excess of $1 billion

Steward Covered Call Income Fund

—	0.45% of the aggregate assets

Crossmark Global Investments has entered into an expense limitation agreement with Steward Covered Call Income Fund. Under the terms of the agreement, to the extent that ordinary operating expenses incurred by each Class of Steward Covered Call Income Fund in any fiscal year exceed the expense limitation for such Class of the Fund, as noted below, such excess amount will be the liability of the Adviser. Brokerage costs, interest, taxes, dividend expense on short positions, litigation and indemnification expenses, expenses associated with the investments in underlying investment companies, and extraordinary expenses are excluded from the expense limitation agreement. The expense limitation agreement may be terminated by the Board at any time and will terminate automatically upon the termination of the Advisory Agreement. As of April 30, 2019, the expense limitations were as follows:

	In effect through December 13, 2019
Fund	Class A	Class C	Class R6	Institutional Class
Steward Covered Call Income Fund	1.25%	2.00%	0.90%	1.00%

Steward Covered Call Income Fund has agreed to repay fees and expenses that were contractually waived or reimbursed by the Adviser for a period up to three fiscal years after the fiscal year in which such waiver or reimbursement was made to the extent such repayments would not cause the ordinary operating expenses of a Class to exceed the expense limitation in place at time of the waiver or reimbursement or any expense limitation in place at the time of repayment, whichever is lower. Any amounts repaid by the Fund and recouped by the Adviser during the period are reflected on the Statements of Operations as “Recoupment of prior expenses reimbursed by the Adviser.”

As of April 30, 2019, the amounts subject to repayment by the Fund in subsequent years under the expense limitation agreement were as follows:

Fund	Expires April 30, 2021	Expires April 30, 2022
Steward Covered Call Income Fund	$15,048	$37,844

Crossmark Consulting, LLC (“Crossmark Consulting”), an affiliate of Crossmark Global Investments and a wholly-owned subsidiary of Crossmark Global Holdings, serves as administrator for the Funds. For its services as administrator, Crossmark Consulting receives a monthly fee from the Funds calculated at the annual rate of 0.075% on the first $500 million of the Funds’ aggregate average daily net assets. The rate declines to 0.03% of the Funds’ aggregate average daily net assets in excess of $500 million. The annual rates are applied to the average daily net assets of all Funds in the aggregate. Crossmark Consulting also serves as a consultant to the Funds with respect to socially responsible investment policies. Crossmark Consulting receives its consulting fee monthly, based on the annual average aggregate daily net assets of the Funds as set forth in the table below. The annual rates are applied to the average daily net assets of all Funds in the aggregate.

First	$500,000,000	0.08%
Next	$500,000,000	0.05%
Over	$1,000,000,000	0.02%

Crossmark Consulting, pursuant to a Compliance Services Agreement, provides certain compliance services for the Funds. Each Fund pays Crossmark Consulting a monthly fee based on the annual average daily net assets of the Fund as follows for compliance services:

First	$500,000,000	0.025%
Next	$500,000,000	0.020%
Over	$1,000,000,000	0.015%

Pursuant to the Class Action and Fair Fund Services Agreement, Crossmark Consulting receives fees totaling 6% of amounts received by the Funds from Fair Funds, as defined in the agreement.

Crossmark Distributors, Inc. (“Crossmark Distributors”) serves as the distributor of the Funds’ shares. Crossmark Distributors is an affiliate of Crossmark Global Investments, and both are wholly-owned subsidiaries of Crossmark Global Holdings.

Each of the Funds has adopted a Service and Distribution Plan (the “Plan”) pursuant to Rule 12b-1 under the 1940 Act, which permits each Fund to compensate Crossmark Distributors out of the assets of the Fund attributable to its Class A and Class C shares for services in connection with the distribution of the Fund’s Class A and Class C shares and for the provision of certain services to Class A and Class C shareholders. Under the Plan, each Fund pays Crossmark Distributors an amount computed monthly at the annual rates of 0.25% and 1.00% of the Fund’s Class A and Class C average daily net assets (including reinvested dividends paid with respect to those assets), respectively. Of this amount, Crossmark Distributors may allocate to securities dealers, (which may include Crossmark Distributors itself) and other financial institutions and organizations (collectively “Service Organizations”) amounts based on the particular Fund’s average net assets owned by shareholders for whom the Service Organizations have a servicing relationship. Institutional Class and Class R6 shares are not subject to the Service and Distribution Plan.

Each of the Funds has also adopted a Sub-Accounting Services Plan with respect to its Class A, Class C and Institutional Class shares, which provides that each Fund shall reimburse Crossmark Distributors out of the assets of the Fund attributable to its Class A, Class C, and Institutional Class shares for payments by Crossmark Distributors to certain third party providers that assist in the servicing of certain group accounts in which Fund shareholders of each Class participate. For asset-based fee arrangements between Crossmark Distributors and third party providers, the amounts payable to Crossmark Distributors may not exceed, on an annual basis, 0.20% of the average daily net assets of the applicable Class of each Fund. For per-account arrangements between Crossmark Distributors and third party providers, the amounts payable to Crossmark Distributors may not exceed, on an annual basis, $20 per account. These fees are in addition to fees payable under the Service and Distribution Plan. Class R6 shares are not subject to the Sub-Accounting Services Plan. Prior to April 1, 2019, the amounts payable to Crossmark Distributors could not exceed, on an annual basis, 0.10% of the average daily net assets of the applicable Class of each Fund.

Certain officers and directors of the Funds are also officers and/or directors of Crossmark Global Investments, Crossmark Distributors and/or Crossmark Consulting.

Citi Fund Services Ohio, Inc. (“Citi Ohio”) serves as the Funds’ fund accountant and sub-administrator. Under the terms of the Master Services Agreement, Citi Ohio is paid annual class fees which shall apply to each additional class of shares of each Fund that has more than a single share class, and is entitled to receive a monthly fee from each Fund calculated at the annual rate of 0.07% on the first $500 million of the Funds’ aggregate average daily net assets. The rate then declines to 0.06% on the next $150 million of aggregate average daily net assets, and to 0.05% on the next $100 million of aggregate average daily assets, and to 0.04% on aggregate average daily net assets thereafter subject to certain minimums and additional fees. Citi Ohio receives additional fees for sub-administration services and reimbursement of certain expenses. Prior to April 29, 2019, under a transfer agency agreement assigned from Citi Ohio, FIS Investor Services, LLC served as the Funds’ transfer agent and was paid annual class and per account fees. These fees were allocated among the Funds based on their relative daily net assets. Effective April 29, 2019, The Northern Trust Company (“Northern Trust”) serves as the Funds’ transfer agent.

Note 5 — Purchases and Sales of Securities:

Purchases and sales of portfolio securities (excluding short-term securities and U.S. government securities) for the year ended April 30, 2019, were as follows:

Fund	Purchases	Sales
Steward Large Cap Enhanced Index Fund	$112,505,109	$110,752,219
Steward Small-Mid Cap Enhanced Index Fund	78,640,190	90,061,257
Steward International Enhanced Index Fund	26,270,826	13,583,686
Steward Select Bond Fund	27,573,445	23,201,422
Steward Global Equity Income Fund	106,978,947	85,734,598
Steward Covered Call Income Fund	34,078,677	31,360,644

Purchases and sales of U.S. government securities for the year ended April 30, 2019, were as follows:

Fund	Purchases	Sales
Steward Select Bond Fund	$11,011,923	$19,066,803

Note 6 — Federal Income Tax Information:

As of April 30, 2019, the cost, gross unrealized appreciation, gross unrealized depreciation and net unrealized appreciation/(depreciation) on investments, for federal income tax purposes, were as follows:

Fund	Tax Cost of Securities	Unrealized Appreciation	Unrealized Depreciation	Net Unrealized Appreciation/ (Depreciation)
Steward Large Cap Enhanced Index Fund	$342,223,350	$94,737,125	$(15,093,534)	$79,643,591
Steward Small-Mid Cap Enhanced Index Fund	202,796,993	40,051,180	(18,745,987)	21,305,193
Steward International Enhanced Index Fund	137,222,578	20,470,517	(13,689,984)	6,780,533
Steward Select Bond Fund	154,806,361	1,273,390	(1,207,860)	65,530
Steward Global Equity Income Fund	274,493,716	47,198,393	(8,498,958)	38,699,435
Steward Covered Call Income Fund	29,745,696	1,929,359	(3,054,446)	(1,125,087)

The differences between book-basis and tax-basis unrealized appreciation/(depreciation) are primarily attributable to tax deferral of losses on wash sales, adjustments to income on certain securities and other temporary differences.

The tax character of distributions paid during the fiscal year ended April 30, 2019, were as follows:

	Distributions paid from
Fund	Ordinary Income	Net Long-Term Capital Gains	Total Distributions Paid
Steward Large Cap Enhanced Index Fund	$5,748,102	$21,132,271	$26,880,373
Steward Small-Mid Cap Enhanced Index Fund	3,329,833	24,228,706	27,558,539
Steward International Enhanced Index Fund	3,645,974	—	3,645,974
Steward Select Bond Fund	3,673,323	—	3,673,323
Steward Global Equity Income Fund	10,280,699	17,436,658	27,717,357
Steward Covered Call Income Fund	2,375,222	—	2,375,222

The tax character of distributions paid during the fiscal year ended April 30, 2018, were as follows:

	Distributions paid from
Fund	Ordinary Income	Net Long-Term Capital Gains	Total Distributions Paid
Steward Large Cap Enhanced Index Fund	$4,517,232	$—	$4,517,232
Steward Small-Mid Cap Enhanced Index Fund	4,300,353	12,515,336	16,815,689
Steward International Enhanced Index Fund	3,178,705	—	3,178,705
Steward Select Bond Fund	3,248,495	—	3,248,495
Steward Global Equity Income Fund	8,419,793	11,372,847	19,792,640
Steward Covered Call Income Fund	67,667	—	67,667

As of April 30, 2019, the components of distributable earnings/(accumulated deficit) on a tax basis were as follows:

Fund	Undistributed Ordinary Income	Undistributed Long-Term Capital Gains	Accumulated Earnings	Accumulated Capital and Other Losses	Unrealized Appreciation/(Depreciation)	Total Distributable Earnings/ (Accumulated Deficit)
Steward Large Cap Enhanced Index Fund	$—	$9,836,643	$9,836,643	$—	$79,643,591	$89,480,234
Steward Small-Mid Cap Enhanced Index Fund	—	7,241,156	7,241,156	—	21,305,193	28,546,349
Steward International Enhanced Index Fund	405,422	—	405,422	(204,953)	6,780,533	6,981,002
Steward Select Bond Fund	456,318	—	456,318	(2,355,185)	65,530	(1,833,337)
Steward Global Equity Income Fund	673,022	5,046,319	5,719,341	—	38,699,435	44,418,776
Steward Covered Call Income Fund	935,336	—	935,336	—	(1,125,087)	(189,751)

As of the end of the fiscal year ended April 30, 2019, the following Funds have capital loss carry forwards (“CLCFs”) as summarized in the tables below. CLCFs subject to expiration are applied as short-term capital loss regardless of whether the originating capital loss was short term or long term. CLCFs that are not subject to expiration must be utilized before those that are subject to expiration. The Board does not intend to authorize a distribution of any realized gain for the Funds until any applicable CLCF is offset or expires.

CLCFs not subject to expiration:

Fund	Short-Term Amount	Long-Term Amount	Total
Steward Large Cap Enhanced Index Fund	$—	$—	$—
Steward Small-Mid Cap Enhanced Index Fund	—	—	—
Steward International Enhanced Index Fund	—	—	—
Steward Select Bond Fund	84,995	2,089,045	2,174,040
Steward Global Equity Income Fund	—	—	—
Steward Covered Call Income Fund	—	—	—

Under the current tax law, capital losses realized after October 31 and December 31, respectively, of a Fund's fiscal year may be deferred and treated as occurring on the first business day of the following fiscal year tax purposes. The following Funds' deferred losses are as follows:

Fund	Post-October Loss Deferred
Steward International Enhanced Index Fund	$204,953
Steward Select Bond Fund	181,145

For the fiscal year ended April 30, 2019, Steward International Enhanced Index Fund and Steward Select Bond Fund had expiring CLCFs of $4,553,057 and $760,671, respectively. Steward International Enhanced Index Fund utilized capital loss carryforward of $1,787,926 in the current year.

Note 7 — Reclassifications:

In accordance with GAAP, the Funds have made reclassifications among their capital accounts. These reclassifications are intended to adjust the components of the Funds’ net assets to reflect the tax character of permanent book/tax differences (e.g. CLCF Expiration) and have no impact on the net assets or the net asset value of the Funds. As of April 30, 2019, the Funds made reclassifications to increase or (decrease) the components of the net assets, detailed below:

Fund	Distributed Earnings*	Capital
Steward Large Cap Enhanced Index Fund	$2	$(2)
Steward Small-Mid Cap Enhanced Index Fund	2	(2)
Steward International Enhanced Index Fund	4,553,057	(4,553,057)
Steward Select Bond Fund	760,671	(760,671)
Steward Global Equity Income Fund	—	—
Steward Covered Call Income Fund	—	—

*	This component of capital is presented as “Total distributable earnings/(accumulated deficit)” on the Statements of Assets and Liabilities.

Note 8 — Control Ownership:

The beneficial ownership, either directly or indirectly, of more than 25% of the voting securities of a Fund creates a presumption of control of the Fund, under Section 2(a)(9) of the 1940 Act. As of April 30, 2019, AG Financial Solutions, 3900 S. Overland Ave., Springfield, MO 65807, the parent company of Crossmark Global Holdings, Inc., through its subsidiary, Steward Financial Holdings, Inc., has effective voting control over each of the Funds and SFI.

		Percent Owned
Steward Large Cap Enhanced Index Fund – Class A	National Financial Services LLC	55%
Steward Large Cap Enhanced Index Fund – Class C	Crossmark Global Investments, Inc.(1)	100%
Steward Large Cap Enhanced Index Fund – Class R6	National Financial Services LLC	100%
Steward Large Cap Enhanced Index Fund – Institutional Class	TD Ameritrade Trust Co.	50%
Steward Large Cap Enhanced Index Fund – Institutional Class	National Financial Services LLC	32%
Steward Small-Mid Cap Enhanced Index Fund – Class C	Crossmark Global Investments, Inc.(1)	100%
Steward Small-Mid Cap Enhanced Index Fund – Class R6	Voya Retirement Insurance & Annuity Co.	100%
Steward Small-Mid Cap Enhanced Index Fund – Institutional Class	TD Ameritrade Trust Co.	43%
Steward Small-Mid Cap Enhanced Index Fund – Institutional Class	National Financial Services LLC	27%
Steward International Enhanced Index Fund – Class A	National Financial Services LLC	93%
Steward International Enhanced Index Fund – Class C	Crossmark Global Investments, Inc.(1)	100%
Steward International Enhanced Index Fund – Class R6	Crossmark Global Investments, Inc.(1)	100%
Steward International Enhanced Index Fund – Institutional Class	TD Ameritrade Trust Co.	52%
Steward International Enhanced Index Fund – Institutional Class	National Financial Services LLC	38%

		Percent Owned
Steward Select Bond Fund – Class A	National Financial Services LLC	87%
Steward Select Bond Fund – Class C	Crossmark Global Investments, Inc.(1)	100%
Steward Select Bond Fund – Class R6	Crossmark Global Investments, Inc.(1)	100%
Steward Select Bond Fund – Institutional Class	TD Ameritrade Trust Co.	52%
Steward Select Bond Fund – Institutional Class	National Financial Services LLC	45%
Steward Global Equity Income Fund – Class A	Charles Schwab & Co., Inc.	51%
Steward Global Equity Income Fund – Class A	National Financial Services LLC	41%
Steward Global Equity Income Fund – Class C	Raymond James Financial Services, Inc.	82%
Steward Global Equity Income Fund – Class R6	Voya Retirement Insurance & Annuity Co.	54%
Steward Global Equity Income Fund – Class R6	Pershing LLC	46%
Steward Global Equity Income Fund – Institutional Class	TD Ameritrade Trust Co.	43%
Steward Global Equity Income Fund – Institutional Class	National Financial Services LLC	31%
Steward Covered Call Income Fund – Class A	Charles Schwab & Co., Inc.	92%
Steward Covered Call Income Fund – Class C	National Financial Services LLC	100%
Steward Covered Call Income Fund – Class R6	Crossmark Global Investments, Inc.(1)	100%
Steward Covered Call Income Fund – Institutional Class	TD Ameritrade Trust Co.	92%

(1)	Crossmark Global Investments Inc. owns one share each of Class C and Class R6.

Note 9 — Subsequent Events:

Management has evaluated subsequent events through the date these financial statements were issued.

Distributions

On June 16, 2019, the Funds declared and paid, respectively, a distribution from ordinary income for the following amounts:

Fund	Amount
Steward Large Cap Enhanced Index Fund	$1,047,781
Steward Small-Mid Cap Enhanced Index Fund	259,654
Steward International Enhanced Index Fund	1,181,021
Steward Select Bond Fund	871,245
Steward Global Equity Income Fund	2,096,579
Steward Covered Call Income Fund	74,856

Board of Directors

Richard J. Rossi was appointed by the Board as an independent Director on May 16, 2019.

Retention of The Northern Trust Company

Effective May 1, 2019, Northern Trust serves as the fund administration, accounting services, and custodian provider to the Funds.

Approval of New Agreements

On May 16, 2019, the Funds’ Board approved a new investment advisory agreement between SFI, on behalf of each Fund, and Crossmark Global Investments (the “New Advisory Agreement”) that will be submitted to shareholders for approval, as well as a new administration agreement between SFI, on behalf of each Fund, and Crossmark Global Investments (the “New Administration Agreement” and together with the New Advisory Agreement, the “New Agreements”). If approved by shareholders, the New Advisory Agreement will go into effect on August 1, 2019 or the most practicable date following shareholder approval. The New Administration Agreement is not subject to shareholder approval and will go into effect on August 1, 2019.

The Funds’ Board approved the New Agreements as part of a proposal by Crossmark Global Investments to restructure and consolidate the Funds’ current agreements with Crossmark Global Investments and its affiliate, Crossmark Consulting, and to reset the fees thereunder, in connection with Crossmark Global Investments’ reorientation of the Funds’ business seeking to expand the Funds’ shareholder base to include a broader group of both retail and institutional investors and, in light of this reorientation, to provide the resources needed for Crossmark Global Investments to continue to provide high quality services to the Funds at current asset levels and if assets grow. Under the proposal, Crossmark Global Investments recommends that the Funds’ four current agreements with Crossmark Global Investments and Crossmark Consulting for advisory, values-based screening, administration and compliance services (the “Current Agreements”) be replaced with the New Agreements, which would cover the same services currently provided to the Funds under the Current Agreements. In connection with the New Agreements, Crossmark Global Investments also proposes to reset the fees for its services, including (1) materially increasing the advisory fees charged to Steward Global Equity Income Fund and Steward Covered Call Income Fund and (2) revising the fee breakpoint schedules for all Funds under the New Agreements.

A special shareholder meeting of the Funds to vote on the proposal to approve the New Advisory Agreement is expected to be held in the second half of 2019. Any solicitation of proxies made in connection with this shareholder meeting will only be made pursuant to proxy materials filed with the SEC under applicable federal securities laws. There can be no assurance that the shareholders of the Funds will vote to approve the New Advisory Agreement. The foregoing is not a solicitation of any proxy.

Expense Limitation Agreement

The expense limitation agreement between SFI, on behalf of Steward Covered Call Income Fund, and Crossmark Global Investments, as described in Note 4, has been agreed to through August 30, 2020, such agreement to take effect upon the effectiveness of the New Advisory Agreement.

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

To the Shareholders and Board of Directors of
Steward Funds, Inc.

Opinion on the Financial Statements

We have audited the accompanying statements of assets and liabilities, including the schedules of portfolio investments, of Steward Funds, Inc., comprising Steward Large Cap Enhanced Index Fund, Steward Small-Mid Cap Enhanced Index Fund, Steward International Enhanced Index Fund, Steward Select Bond Fund, Steward Global Equity Income Fund, and Steward Covered Call Income Fund (the “Funds”), as of April 30, 2019, and the related statements of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, including the related notes, and the financial highlights for each of the five years in the period then ended for Steward Large Cap Enhanced Index Fund, Steward Small-Mid Cap Enhanced Index Fund, Steward International Enhanced Index Fund, Steward Select Bond Fund, and Steward Global Equity Income Fund, and the related statement of operations for the year then ended, and the statements of changes in net assets and the financial highlights for each of the two periods in the period then ended, including the related notes, for Steward Covered Call Income Fund (collectively referred to as the “financial statements”). In our opinion, the financial statements present fairly, in all material respects, the financial position of each of the Funds as of April 30, 2019, the results of their operations, the changes in their net assets, and the financial highlights for each of the periods indicated above, in conformity with accounting principles generally accepted in the United States of America.

Basis for Opinion

These financial statements are the responsibility of the Funds’ management. Our responsibility is to express an opinion on the Funds’ financial statements based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (“PCAOB”) and are required to be independent with respect to the Funds in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

We conducted our audits in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement, whether due to error or fraud.

Our audits include performing procedures to assess the risks of material misstatement of the financial statements, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures include examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements and confirmation of securities owned as of April 30, 2019, by correspondence with the custodian and broker. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements. We believe that our audits provide a reasonable basis for our opinion.

We have served as the Funds’ auditor since 2007.

COHEN & COMPANY, LTD.
Milwaukee, Wisconsin
June 27, 2019

General Information (Unaudited)

Federal Income Tax Information:

For the fiscal year ended April 30, 2019, the following percentage of the total ordinary income distributions paid by the Funds qualify for the distributions received deduction available to corporate shareholders.

Fund	Distributions Received Deduction
Steward Large Cap Enhanced Index Fund	100.00%
Steward Small-Mid Cap Enhanced Index Fund	89.95%
Steward International Enhanced Index Fund	0.12%
Steward Select Bond Fund	3.13%
Steward Global Equity Income Fund	49.27%
Steward Covered Call Income Fund	20.04%

For the fiscal year ended April 30, 2019, distributions paid by the Funds may be subject to a maximum tax rate of 15%, as provided by the Jobs and Growth Tax Relief Reconciliation Act of 2003. The Funds intend to designate the maximum amount allowable as taxed at a maximum rate of 15%. Complete information will be reported in conjunction with your 2019 Form 1099-DIV.

For the taxable year ended April 30, 2019, the percentages of Qualified Dividend Income are as follows:

Fund	Qualified Dividend Income
Steward Large Cap Enhanced Index Fund	100.00%
Steward Small-Mid Cap Enhanced Index Fund	91.23%
Steward International Enhanced Index Fund	100.00%
Steward Select Bond Fund	3.12%
Steward Global Equity Income Fund	86.40%
Steward Covered Call Income Fund	19.92%

The Funds declared long-term distributions of realized gains as follows:

Fund	Long-Term Capital Gains
Steward Large Cap Enhanced Index Fund	$21,132,271
Steward Small-Mid Cap Enhanced Index Fund	24,228,706
Steward International Enhanced Index Fund	—
Steward Select Bond Fund	—
Steward Global Equity Income Fund	17,436,658
Steward Covered Call Income Fund	—

The Funds declared short-term distributions of realized gains as follows:

Fund	Short-Term Capital Gains
Steward Large Cap Enhanced Index Fund	$—
Steward Small-Mid Cap Enhanced Index Fund	1,418,964
Steward International Enhanced Index Fund	—
Steward Select Bond Fund	—
Steward Global Equity Income Fund	3,084,222
Steward Covered Call Income Fund	2,067,222

The Steward International Enhanced Index Fund intends to elect to pass-through to shareholders the income tax credit for taxes paid to foreign countries. Foreign source income and foreign tax expense per outstanding share on April 30, 2019 were as follows:

Fund	Foreign Source Income	Foreign Tax Expense
Steward International Enhanced Index Fund	$0.77	$0.04

Proxy Voting Policy and Voting Records

A description of the policies and procedures that the Steward Funds use to determine how to vote proxies and information regarding how each Fund voted proxies during the most recent 12 month-period ended June 30, is available without charge, (i) by calling 1-800-262-6631, or (ii) on the Securities and Exchange Commission’s (“SEC”) website at http://www.sec.gov.

Availability of Quarterly Portfolio Schedule

Each Fund files its complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year as an exhibit to its reports on Form N-PORT. Portfolio holdings information included with Form N-PORT for the third month of each relevant fiscal quarter will be publicly available on the SEC’s website at www.sec.gov. Each Fund’s complete schedule of portfolio holdings for the second and fourth quarters of each fiscal year is included in the semi-annual and annual reports to shareholders, respectively, and is filed with the SEC on Form N-CSR. The semi-annual and annual report for each Fund is available to investors within 60 days after the period to which it relates. Each Fund’s Forms N-PORT and Forms N-CSR are available on the SEC’s website listed above.

DISCUSSION OF ANNUAL REVIEW AND APPROVAL OF
ADVISORY AGREEMENT FOR THE SERIES OF THE STEWARD FUNDS (Unaudited)

The Board of Directors (the “Board”) of Steward Funds, Inc. (the “Company”), including the Independent Directors, approved the renewal of the Amended and Restated Investment Advisory Agreement (the “Agreement”) between the Company, on behalf of each of Steward Large Cap Enhanced Index Fund, Steward Small-Mid Cap Enhanced Index Fund, Steward International Enhanced Index Fund, Steward Select Bond Fund, Steward Global Equity Income Fund and Steward Covered Call Income Fund, each a series of the Company (each a “Fund” and collectively, the “Funds”), and the Funds’ investment adviser, Crossmark Global Investments, Inc. (the “Adviser”), at an in-person meeting on February 27, 2019 (the “Meeting”). The Board determined that the continuation of the Agreement is in the best interests of each Fund in light of the nature, quality and extent of the services provided and such other matters as the Board considered to be relevant in the exercise of its reasonable business judgment.

To reach this determination, the Board considered its duties under the Investment Company Act of 1940, as amended (the “1940 Act”), as well as under the general principles of state law, in reviewing and approving investment advisory contracts; the requirements of the 1940 Act in such matters; the fiduciary duty of investment advisers with respect to investment advisory agreements and their compensation under such agreements; the standards used by courts in determining whether investment company boards have fulfilled their duties; and the factors to be considered by the Board in voting on such agreements. In advance of and during the Meeting, the Board, including the Independent Directors, reviewed materials provided by the Adviser and its affiliates responding to requests for information from Company counsel that, among other things, outlined the investment advisory, administrative, compliance and other services provided by the Adviser and its affiliates to the Funds (including the relevant personnel responsible for these services and their experience); the investment performance of each Fund as compared to a peer universe of funds provided by Broadridge Financial Solutions, Inc. (“Broadridge”), an independent provider (the “Performance Universe”), and as compared to the performance of relevant market benchmark indices; the investment advisory fee(s) charged to each Fund by the Adviser as compared to a peer group of funds provided by Broadridge (the “Expense Group”), and as compared to fees charged to other clients of the Adviser with similar investment objectives and policies as the Funds; expenses of each Fund as compared to the Expense Group; the nature of expenses incurred in providing services to the Funds and the potential for economies of scale, if any; financial data on the Adviser and its affiliates; and any other incidental or “fall out” benefits to the Adviser and its affiliates, Crossmark Consulting, LLC (“Crossmark Consulting”) and Crossmark Distributors, Inc. (“Crossmark Distributors” and with the Adviser and Crossmark Consulting, collectively “Crossmark”).

In considering the renewal of the Agreement for each Fund, the Independent Directors met independently of management and of the interested Directors to review and discuss the materials received from the Adviser and its affiliates. The Board applied its business judgment to determine whether the arrangement between the Company and the Adviser continues to be a reasonable business arrangement from each Fund’s perspective. The Board determined that, given the totality of the information provided with respect to the Agreement, the Board, in its judgment, had received sufficient information to renew the Agreement. The Board considered that shareholders chose to invest or remain invested in the Funds knowing that the Adviser manages the Funds and knowing the relevant Fund’s investment advisory fee(s). In determining to renew the Agreement for each Fund, the Board did not identify any single factor or group of factors as all important or controlling and considered all factors together, including the factors set forth below.

Nature, Quality and Extent of Services.  The Board considered the nature, quality and extent of services provided by the Adviser to each Fund under the Agreement. The Board considered that the Adviser is responsible for investment advice, portfolio management and brokerage allocation, among other services under the Agreement. The Board also considered that the Adviser manages each Fund’s investments while also incorporating a customized values-based approach to investing. The Board noted that, pursuant to a separate agreement, Crossmark Consulting develops and maintains a values-based approach that produces a list of securities that are not eligible for investment by the Funds. The Board also noted that Crossmark Consulting provides various administrative and compliance services, including maintaining the Funds’ compliance program, under separate agreements. The Board considered the background and experience of the Crossmark employees responsible for providing the investment advisory, administrative, compliance and other services to the Funds.

At the Meeting, the Board met with the portfolio managers responsible for the day-to-day management of each Fund’s investments and discussed each Fund’s performance with the portfolio managers. The Board noted that it also meets with the portfolio managers to discuss investment performance at each quarterly Board meeting. The Board considered each Fund’s (other than Steward Covered Call Income Fund which commenced operations on December 14, 2017) investment performance (Institutional Class shares) over the one-, three-, five- and ten-year periods ended December 31, 2018 and Steward Covered Call Income Fund’s investment performance (Institutional Class shares) over the one-year period ended December 31, 2018, and compared each Fund’s performance to the performance of relevant market benchmarks and its Performance Universe. The Board took into account that the Funds utilize customized criteria for a values-based approach to investing and discussed with the portfolio managers the impact of the values-based approach to investing on the Funds’ performance.

In light of the information presented and the considerations made, the Board concluded that the nature, quality and extent of the services provided to each Fund by the Adviser under the Agreement have been and are expected to remain satisfactory.

Fees and Expenses.  The Board considered the investment advisory fee(s) for each Fund as compared to the investment advisory fees for the Expense Group. The Board also reviewed the expense ratio of each Fund as compared to the expense ratios of the Expense Group. The Board considered information provided by Broadridge on how it selected the peer funds included in the Expense Group for each Fund and considered certain limitations on the data provided. The Board noted that, with respect to comparing the Funds’ investment advisory fee(s) to the Expense Group, Broadridge included the fees for values-based screening, administrative and compliance services in the investment advisory fee(s) for the Funds. Based on the information provided, the Board noted that the investment advisory fee(s) charged to each Fund, except for Steward International Enhanced Index Fund and Steward Small-Mid Cap Enhanced Index Fund, was below the median investment advisory fee of its Expense Group and that, although the investment advisory fees(s) charged to Steward International Enhanced Index Fund and Steward Small-Mid Cap Enhanced Index Fund was above the median of its applicable Expense Group, such fee(s) was within a reasonable range of the applicable median. For Steward Covered Call Income Fund, the Board considered that the Adviser had contractually agreed to waive fees and/or reimburse expenses through at least December 13, 2019 to limit total annual operating expenses for the Fund, subject to the ability to recapture previously waived fees and/or reimbursed expenses under certain circumstances for a three-year period. The Board also considered information provided by the Adviser regarding fees currently charged to other clients with similar investment objectives and policies as the Funds, noting that the investment advisory fee(s) for each Fund was similar to the standard fees charged to the Adviser’s other clients. On the basis of the information provided, the Board concluded that the investment advisory fee(s) for each Fund continues to be reasonable and appropriate in light of the nature, quality and extent of the services provided by the Adviser to the Funds under the Agreement.

Profitability.  The Board received the financial statements of Crossmark and, at the Meeting, discussed with management the estimated profitability to Crossmark for each Fund. Based upon the information provided, the Board concluded that any profits realized by Crossmark in connection with the Funds were not unreasonable.

Economies of Scale.  The Board considered whether it was appropriate to consider any further economies of scale that may be had with respect to the management of each Fund. The Board reviewed the net assets of each Fund in addition to the above noted Fees and Expenses and Profitability of Crossmark when considering the current level of each Fund’s investment advisory fee(s) and noted that, except for Steward Covered Call Income Fund, given its size, each Fund’s current investment advisory fee schedule included breakpoints that already offered reasonable economies of scale that may benefit the Fund as assets grow. Based upon the information considered, the Board concluded that the investment advisory fee schedule for each Fund reflects an appropriate level of sharing of any economies of scale that may exist in the management of the Funds.

Other Benefits to the Adviser and Its Affiliates.  The Board considered the character and amount of other benefits, incidental or otherwise, received by the Adviser and its affiliates as a result of the Adviser’s relationship to the Funds. The Board noted that Crossmark Distributors serves as the Company’s distributor and Crossmark Consulting provides administrative, compliance, class action and values-based screening services, among others, to the Funds. The Board considered payments under the Funds’ Rule 12b-1 Plan to Crossmark Distributors for distribution services as well as payments to Crossmark Consulting under its agreements with the Funds for various administrative, compliance and other services. The Board also noted that Crossmark Distributors does not execute portfolio transactions on behalf of the Funds. Additionally, the Board considered benefits to the Adviser related to brokerage and soft-dollar allocations, including allocating brokerage to pay for research generated by parties other than the executing broker dealers. The Board considered these direct and indirect benefits in reaching its conclusion that each Fund’s investment advisory fee(s) was reasonable.

Conclusion.  Based upon all the information considered and the conclusions reached, the Board unanimously determined that the terms of the Agreement continue to be fair and reasonable and that continuation of the Agreement for each Fund is in the best interests of each Fund.

EXPENSE EXAMPLES (Unaudited)

As a shareholder of the Funds, you may incur transaction costs, including contingent deferred sales charges on the lesser of the purchase price or redemption proceeds of Class C shares. You will also incur ongoing costs, including management fees; 12b-1 fees; and other Fund expenses. The following examples are intended to help you understand your ongoing costs (in dollars) of investing in the Funds and to compare these costs with the ongoing costs of investing in other mutual funds.

The Example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period from November 1, 2018 through April 30, 2019.

Actual Expenses

The table below provides information about actual account values and actual expenses. You may use the information below, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the table under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Fund	Beginning Account Value 11/1/18	Ending Account Value 4/30/19	Expenses Paid During Period* 11/1/18 – 4/30/19	Expense Ratio During Period 11/1/18 – 4/30/19**
Steward Large Cap Enhanced Index Fund
Class A	$1,000.00	$1,087.80	$4.14	0.80%
Class C(1)	1,000.00	1,082.40	—	—%
Class R6	1,000.00	1,088.10	2.38	0.46%
Institutional Class	1,000.00	1,089.50	2.59	0.50%
Steward Small-Mid Cap Enhanced Index Fund
Class A	1,000.00	1,042.10	4.15	0.82%
Class C(1)	1,000.00	1,048.30	—	—%
Class R6	1,000.00	1,044.20	3.09	0.61%
Institutional Class	1,000.00	1,043.20	2.74	0.54%
Steward International Enhanced Index Fund
Class A	1,000.00	1,080.30	5.21	1.01%
Class C(1)	1,000.00	1,074.00	—	—%
Class R6(1)	1,000.00	1,074.10	—	—%
Institutional Class	1,000.00	1,081.60	3.61	0.70%
Steward Select Bond Fund
Class A	1,000.00	1,034.70	4.79	0.95%
Class C(1)	1,000.00	1,025.30	—	—%
Class R6(1)	1,000.00	1,025.50	—	—%
Institutional Class	1,000.00	1,036.40	3.33	0.66%
Steward Global Equity Income Fund
Class A	1,000.00	1,083.60	5.01	0.97%
Class C	1,000.00	1,079.00	8.45	1.64%
Class R6	1,000.00	1,086.10	3.10	0.60%
Institutional Class	1,000.00	1,085.00	3.46	0.67%
Steward Covered Call Income Fund
Class A	1,000.00	1,069.70	6.41	1.25%
Class C	1,000.00	1,067.00	10.25	2.00%
Class R6(1)	1,000.00	1,064.50	—	—%
Institutional Class	1,000.00	1,070.30	5.13	1.00%

*	Expenses are equal to the average account value times the Fund’s annualized expense ratio multiplied by 181/365 (to reflect the one-half year period).
**	The Expense Ratio for each class of Steward Covered Call Income Fund (other than Class R6) reflects an expense limitation. See Note 4 in the Notes to Financial Statements.
(1)	Expense Paid and Expense Ratio are expressed as — and —%, respectively, because the class is too small to accrue income and expenses during the period ended April 30, 2019.

Hypothetical Example for Comparison Purposes (Unaudited)

The table below provides information about hypothetical account values and hypothetical expenses based on each Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not each Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only. The Funds do not charge transactional costs, such as sales charges (front or back end loads) or exchange fees, although other funds might. Therefore, this table is useful only in comparing ongoing costs and will not help you determine the relative costs of owning different funds.

Fund	Beginning Account Value 11/1/18	Ending Account Value 4/30/19	Expenses Paid During Period* 11/1/18 – 4/30/19	Expense Ratio During Period 11/1/18 – 4/30/19**
Steward Large Cap Enhanced Index Fund
Class A	$1,000.00	$1,020.83	$4.01	0.80%
Class C(1)	1,000.00	1,024.79	—	—%
Class R6	1,000.00	1,022.51	2.31	0.46%
Institutional Class	1,000.00	1,022.32	2.51	0.50%
Steward Small-Mid Cap Enhanced Index Fund
Class A	1,000.00	1,020.73	4.11	0.82%
Class C(1)	1,000.00	1,024.79	—	—%
Class R6	1,000.00	1,021.77	3.06	0.61%
Institutional Class	1,000.00	1,022.12	2.71	0.54%
Steward International Enhanced Index Fund
Class A	1,000.00	1,019.79	5.06	1.01%
Class C(1)	1,000.00	1,024.79	—	—%
Class R6(1)	1,000.00	1,024.79	—	—%
Institutional Class	1,000.00	1,021.32	3.51	0.70%
Steward Select Bond Fund
Class A	1,000.00	1,020.08	4.76	0.95%
Class C(1)	1,000.00	1,024.79	—	—%
Class R6(1)	1,000.00	1,024.79	—	—%
Institutional Class	1,000.00	1,021.52	3.31	0.66%
Steward Global Equity Income Fund
Class A	1,000.00	1,019.98	4.86	0.97%
Class C	1,000.00	1,016.66	8.20	1.64%
Class R6	1,000.00	1,021.82	3.01	0.60%
Institutional Class	1,000.00	1,021.47	3.36	0.67%
Steward Covered Call Income Fund
Class A	1,000.00	1,018.60	6.26	1.25%
Class C	1,000.00	1,014.88	9.99	2.00%
Class R6(1)	1,000.00	1,024.79	—	—%
Institutional Class	1,000.00	1,019.84	5.01	1.00%

*	Expenses are equal to the average account value times the Fund’s annualized expense ratio multiplied by 181/365 (to reflect the one-half year period).
**	The Expense Ratio for each class of Steward Covered Call Income Fund (other than Class R6) reflects an expense limitation. See Note 4 in the Notes to Financial Statements.
(1)	Expense Paid and Expense Ratio are expressed as — and —%, respectively, because the class is too small to accrue income and expenses during the period ended April 30, 2019.

DIRECTORS AND EXECUTIVE OFFICERS (Unaudited)

The business and affairs of the Funds are managed under the direction of the Funds’ Board of Directors and the Funds’ officers appointed by the Board of Directors. The tables below list the Directors and executive officers of the Funds and their principal occupations during the past five years, other directorships held by the Directors and their affiliations, if any, with Crossmark Global Investments, Inc. and Crossmark Distributors, Inc.

The Funds' statement of additional information includes additional information about the Funds' Directors and is available, without charge, upon request, by calling 1-800-262-6631.

Name, Address, Age	Position(s) Held with Fund	Term of Office and Length of Time Served	Principal Occupation(s) During Past 5 Years	Number of Portfolios in Fund Complex Overseen by Director or Nominee	Other Directorships Held by Director or Nominee During the Past 5 Years
Interested Directors
Michael L. Kern, III, CFA(1) c/o 15375 Memorial Drive, Suite 200 Houston, TX 77079 Birth Year: 1973	Chairman of the Board; Director	Indefinite Term Since 2017	President, CEO & Treasurer of Crossmark Global Holdings, Inc. (May 2015 – Present); President, CEO & Treasurer of Crossmark Global Investments, Inc., Crossmark Distributors, Inc. and Crossmark Consulting, LLC (2016 – Present); CCO of Crossmark Distributors, Inc. (August 1, 2017 – December 11, 2017); Secretary of Crossmark Global Investments, Inc., Crossmark Distributors, Inc. and Crossmark Consulting, LLC (2016 – 2018); President of Stout Risius Ross, Inc. (2008 – 2015)	6	Stratford Cambridge Group Investments – Advisory Board (2011 – 2017); Foundation Capital Resources (2015 - Present); Stout Risius Ross, Inc. (2008 – 2015)
Kyle A. Dana, CRPC(2) c/o 15375 Memorial Drive, Suite 200 Houston, TX 77079 Birth Year: 1978	Director	Indefinite Term Since 2017	Senior Vice President, Retirement & Investment Solutions of AG Financial Solutions)(3) (2000 – Present)	6	N/A
Independent Directors
Mark H. Barineau c/o 15375 Memorial Drive, Suite 200 Houston, TX 77079 Birth Year: 1968	Director	Indefinite Term Since 2017	President of Lionsmark Investment Group(4) (since April 2016); President & Owner of Radney Management & Investments, Inc.(5) (1996 – 2016)	6	N/A
Richard L. Peteka c/o 15375 Memorial Drive, Suite 200 Houston, TX 77079 Birth Year: 1961	Director	Indefinite Term Since 2017	Chief Financial Officer and Secretary of Solar Capital Ltd., Solar Senior Capital Ltd. (May 2012 – Present) and SCP Private Credit Income BDC LLC(6) (2018 – Present)	6	N/A
Adriana R. Posada c/o 15375 Memorial Drive, Suite 200 Houston, TX 77079 Birth Year: 1954	Director	Indefinite Term Since 2017	Retired; Sr. Portfolio Manager of American Beacon Advisors, Inc. (September 1998 – March 2016)	6	Trustee of Irving Firemen’s Relief and Retirement Plan (April 2009 – October 2015)

(1)	Mr. Kern is an “interested person” of SFI, as defined in the 1940 Act, because of his position with the Funds’ investment adviser, administrator and distributor.
(2)	Mr. Dana is an “interested person” of SFI, as defined in the 1940 Act, because of his position with AG Financial Solutions, which is an affiliate of the Funds’ investment adviser, administrator and distributor.
(3)	AG Financial Solutions is an affiliate of SFI’s investment adviser, administrator and distributor specializing in delivering financial products and services that align with faith and values.
(4)	Lionsmark Investment Group is a private real estate investment and management company that Mr. Barineau formed in 2016. Its primary business is the acquisition, development and management of multi-family assets and other active and passive real estate investments.
(5)	Radney Management & Investments, Inc. was established in 1982 and is an ACCREDITED MANAGEMENT ORGANIZATION® specializing in multi-family property management.
(6)	Solar Capital Ltd., Solar Senior Capital Ltd. and SCP Private Credit Income BDC LLC are business development companies that invest primarily in senior secured loans of private middle-market companies to generate current income that is distributed to shareholders across economic cycles.

DIRECTORS AND EXECUTIVE OFFICERS (Unaudited)

Name, Address, Age	Position(s) Held with Fund	Term of Office(1) and Length of Time Served	Principal Occupation(s) During Past 5 Years	Other Directorships Held by Director or Nominee During the Past 5 Years
Executive Officers
Michael L. Kern, III, CFA(1) c/o 15375 Memorial Drive, Suite 200 Houston, TX 77079 Birth Year: 1973	President & Treasurer	Since 2016	President, CEO & Treasurer, of Crossmark Global Holdings, Inc. (May 2015 – Present); President, CEO & Treasurer of Crossmark Global Investments, Inc., Crossmark Distributors, Inc. and Crossmark Consulting, LLC (2016 – Present); CCO of Crossmark Distributors, Inc. (August 1, 2017 – December 11, 2017); Secretary of Crossmark Global Investments, Inc., Crossmark Distributors, Inc. and Crossmark Consulting, LLC (2016 – 2018); President of Stout Risius Ross, Inc. (2008 – 2015)	Stratford Cambridge Group Investments – Advisory Board (2011 – 2017); Foundation Capital Resources (2015 – Present)
Arthur G. Smith 15375 Memorial Drive, Suite 200 Houston, TX 77079 Birth Year: 1962	Executive Vice President	Since 2018	Managing Director of Distribution and Marketing of Crossmark Global Investments, Inc. (2018 – Present); Managing Director of Bank of Tokyo Mitsubishi UFJ (2010 – 2017)	N/A
John R. Wolf 15375 Memorial Drive, Suite 200 Houston, TX 77079 Birth Year: 1961	Executive Vice President	SLCEIF since 2004 SSMCEIF since 1998 SIEIF since 2006 SSBF since 2004 SGEIF since 2008 SCCIF since 2017	Managing Director – Equity Investments of Crossmark Global Investments, Inc. (1996 – Present) and Sr. Vice President of Crossmark Consulting, LLC. (1996 – 2016)	N/A
Melville Cody 15375 Memorial Drive, Suite 200 Houston, TX 77079 Birth Year: 1954	Executive Vice President	Since 2012	Senior Portfolio Manager of Crossmark Global Investments, Inc. (2009 – Present); Co-Chairman, CFO & Portfolio Manager/Analyst of Roger H. Jenswold & Company, Inc. (2005 – 2012)	N/A
Victoria Fernandez 15375 Memorial Drive, Suite 200 Houston, TX 77079 Birth Year: 1973	Executive Vice President	Since 2014	Chief Market Strategist of Crossmark Global Investments, Inc. (2018 – Present); Managing Director – Fixed Income Investments of Crossmark Global Investments, Inc. (2012 – 2018); Associate, Fayez Sarofim & Co. (1994 – 2012)	N/A
Paul Townsen 15375 Memorial Drive, Suite 200 Houston, TX 77079 Birth Year: 1971	Executive Vice President	Since 2017	Managing Director – Crossmark Global Investments, Inc. (2017 – Present); Senior Vice President – Crossmark Global Investments, Inc. (2015 – 2017); Vice President – Crossmark Global Investments, Inc. (1994 – 2015)	N/A
Zachary Wehner, JD 15375 Memorial Drive, Suite 200 Houston, TX 77079 Birth Year: 1988	Vice President	SLCEIF since 2016 SSMCEIF since 2016 SIEIF since 2016 SGEIF since 2018 SCCIF since 2017	Portfolio Manager of Crossmark Global Investments, Inc. (2015 – Present); Investment Analyst & Equity & Derivatives Trader of Crossmark Global Investments, Inc. (2014)	N/A

DIRECTORS AND EXECUTIVE OFFICERS (Unaudited)

Name, Address, Age	Position(s) Held with Fund	Term of Office and Length of Time Served	Principal Occupation(s) During Past 5 Years	Other Directorships Held by Director or Nominee During the Past 5 Years
Executive Officers (continued)
Jim A. Coppedge 15375 Memorial Drive, Suite 200 Houston, TX 77079 Birth Year: 1968	Executive Vice President, Chief Compliance Officer, Assistant Secretary	Since 2017	General Counsel & Chief Compliance Officer of Crossmark Global Investments, Inc. (2017 – Present); Chief Compliance Officer of Crossmark Distributors, Inc. (December 11, 2017 – Present); Secretary, Crossmark Global Investments, Inc., Crossmark Distributors, Inc. and Crossmark Consulting, LLC (2018 – Present); Deputy General Counsel of American International Group (2007 – 2015)	N/A
Patricia Mims 15375 Memorial Drive, Suite 200 Houston, TX 77079 Birth Year: 1960	Secretary	Since 2016	Sr. Compliance Officer, Crossmark Global Investments, Inc. (October 2018 – Present); Sr. Compliance Associate, Crossmark Global Investments, Inc. (April 2013 – October 2018); Assistant Secretary, Crossmark Global Investments, Inc., Crossmark Distributors, Inc., and Crossmark Consulting, LLC (2018 – Present); Office Manager, Mims Insurance (April 1999 – May 2010)	N/A

(1)	SFI officers are elected by the Board annually and hold office until the next annual Board meeting at which officers are elected and until his or her successor is elected and qualified.

Fund Name Abbreviations
Steward Large Cap Enhanced Index Fund	(SLCEIF)
Steward Small-Mid Cap Enhanced Index Fund	(SSMCEIF)
Steward International Enhanced Index Fund	(SIEIF)
Steward Select Bond Fund	(SSBF)
Steward Global Equity Income Fund	(SGEIF)
Steward Covered Call Income Fund	(SCCIF)

Visit us online at:
crossmarkglobal.com

STEWARD FUNDS

ANNUAL REPORT

Steward Large Cap Enhanced Index Fund
Steward Small-Mid Cap Enhanced Index Fund
Steward International Enhanced Index Fund
Steward Select Bond Fund
Steward Global Equity Income Fund
Steward Covered Call Income Fund

Distributed by: Crossmark Distributors, Inc. 15375 Memorial Drive, Suite 200 Houston, TX 77079 1-800-262-6631 info@crossmarkglobal.com

For more complete information about the Steward Funds, including charges and expenses, contact the Distributor to receive a prospectus. Please read it carefully before you invest or send money.

Item 2. Code of Ethics.

(a) The registrant has adopted a code of ethics that applies to the registrant’s principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions. This code of ethics is included as an Exhibit.

(b) During the period covered by the report, with respect to the registrant’s code of ethics that applies to its principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions; there have been no amendments to, nor any waivers granted from, a provision that relates to any element of the code of ethics definition enumerated in paragraph (b) of this Item 2.

Item 3. Audit Committee Financial Expert.

3(a)(1) The registrant’s board of directors has determined that the registrant has at least one audit committee financial expert serving on its audit committee.

3(a)(2) The audit committee financial expert is Richard L. Peteka, who is “independent” for purposes of this Item 3 of Form N-CSR.

Item 4. Principal Accountant Fees and Services.

	Current Year	Previous Year
(a) Audit Fees	$86,000	$83,000
(b) Audit-Related Fees	$-	$-
(c) Tax Fees	$18,000	$18,000
(d) All Other Fees	$-	$-

The audit fees are paid for professional services rendered by the auditor for the audit of the Funds’ annual financial statements or services that are normally provided by the auditor in connection with statutory and regulatory filings or engagements. The tax fees are paid for professional services rendered by the auditor for tax compliance, tax advice and tax planning.

(e)(1)

The Audit Committee may pre-approve at any regularly scheduled Audit Committee meeting audit, audit-related, tax and other non-audit services to be rendered or that may be rendered by the auditor to the Funds and certain non-audit services to be rendered by the auditor to the Funds’ investment adviser which require pre-approval by the Audit Committee. In connection with such pre-approvals, the auditor, or a Fund officer, with the assistance of the auditor, shall provide the Audit Committee with a report containing information about each type of service to be pre-approved at the meeting.

(2)

For the fiscal years ended April 30, 2019 and 2018, 100% of all the fees in paragraph (b) through (d) were approved by the Audit Committee.

(f)

Not applicable.

(g)

For the fiscal year ended April 30, 2019, Cohen and Company, Ltd. billed $18,000.

For the fiscal year ended April 30, 2018, Cohen and Company, Ltd. billed $18,000.

(h)

Not applicable.

Item 5. Audit Committee of Listed Registrants.

Not applicable.

Item 6. Investments.

(a) The schedules of investments are included as part of the report to shareholders filed under Item 1of this form.

(b) Not applicable.

Item 7. Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.

Not applicable.

Item 8. Portfolio Managers of Closed-End Management Investment Companies.

Not applicable.

Item 9. Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers.

Not applicable.

Item 10. Submission of Matters to a Vote of Security Holders.

Not applicable.

Item 11. Controls and Procedures.

(a)The registrant’s principal executive officer and principal financial officer have concluded, based on their evaluation of the registrant's disclosure controls and procedures as conducted within 90 days of the filing date of this report, that these disclosure controls and procedures are adequately designed and are operating effectively to ensure that information required to be disclosed by the registrant on Form N-CSR is recorded, processed, summarized and reported within the time periods specified in the Securities and Exchange Commission’s rules and forms.

(b)There were no changes in the registrant’s internal control over financial reporting (as defined in Rule 30a-3(d) under the Act (17 CFR 270.30a-3(d)) that occurred during the second fiscal quarter of the period covered by this report that have materially affected or are reasonably likely to materially affect, the registrant’s internal control over financial reporting.

Item 12. Disclosure of Securities Lending Activities for Closed-End Management Investment Companies.

Not applicable.

Item 13. Exhibits.

(a)(1) The code of ethics that is the subject of the disclosure required by Item 2 is attached hereto.

(a)(2) Certifications pursuant to Rule 30a-2(a) are attached hereto.

(a)(3) Not applicable.

(b) Certifications pursuant to Rule 30a-2(b) are furnished herewith.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

(Registrant)   STEWARD FUNDS, INC.

By (Signature and Title) /s/ Michael L. Kern, III

Michael L. Kern, III, President and Treasurer

Date  6/28/19

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By (Signature and Title) /s/ Michael L. Kern, III

Michael L. Kern, III, President and Treasurer

Date  6/28/19